SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    [ x ]

Filed by a party other than the Registrant   [   ]

Check the appropriate box:

[ x]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission

[   ]

Definitive Proxy Statement

Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Under 240.14a-12

Catalyst International, Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.
[x ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, par value $.10 per share (“Catalyst Common Stock”).

(2)

Aggregate number of securities to which transactions applies:
11,777,036 shares of Catalyst Common Stock, consisting of (i) 7,872,087 shares of Catalyst Common Stock; (ii) options to purchase 3,146,710 shares of Catalyst Common Stock; and (iii) warrants to purchase 748,239 shares of Catalyst Common Stock.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined by multiplying .00012670 by the sum of (i) the product of 7,872,087 shares of Catalyst Common Stock and the merger consideration of  $2.50 per share in cash ($19,680,217); plus (ii) $808,098, payable to the holders of warrants to purchase 748,239 shares of Catalyst Common Stock; and (iii) an amount not to exceed $1,850,000, payable to the holders of options to purchase 3,146,710 shares of Catalyst Common Stock.

	(4)	Proposed maximum aggregate value of transaction: $22,338,315

	(5)	Total fee paid: $2,831

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

Preliminary Copies

CATALYST INTERNATIONAL, INC.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

Dear Fellow Stockholder:

The board of directors of Catalyst International, Inc. (“Catalyst”) is pleased to announce that it has approved a merger in which Catalyst will be acquired by ComVest Investment Partners II LLC (“ComVest”).  Under the merger, each share of Catalyst’s outstanding common stock will be converted into the right to receive $2.50 in cash without interest.

The board of directors has been working diligently for the past several months to enhance stockholder value.  After careful consideration of numerous alternatives and extensive negotiations, the board of directors concluded that a proposal from ComVest, in which each Catalyst stockholder will receive $2.50 in cash per share, was the best alternative to enhance stockholder value.

The board of directors and a special committee of the board (the “special committee”) determined that the right to receive $2.50 in cash for each share of Catalyst common stock is fair to, and is in the best interests of, Catalyst stockholders.  The board of directors and the special committee unanimously recommend that stockholders vote in favor of the merger.  You are cordially invited to attend a special meeting of Catalyst stockholders to vote on the adoption of the merger.

Your vote is very important.  Whether or not you plan to attend the special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us.  Please sign, date and mail your proxy card indicating how you wish to vote.  If you fail to return your proxy card, the effect will be a vote against the merger.

The date, time and place for the special meeting is Wednesday, September 1, 2004, at 10:00 A.M. Central Time, at Catalyst’s headquarters located at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223.

The enclosed proxy statement provides you with detailed information about the merger.  In addition, you may obtain information about Catalyst from documents filed with the Securities and Exchange Commission (the “SEC”).  We encourage you to read this entire document carefully.

Sincerely,

James B. Treleaven,

President and Chief Executive Officer

The merger has not been approved or disapproved by the SEC or any state securities regulators, nor has the SEC or any state securities regulator passed upon the fairness or merits of the merger or upon the accuracy or adequacy of the information contained in this proxy statement.  Any representation to the contrary is unlawful.

This proxy statement is dated August ___, 2004, and is first being mailed to stockholders on or about August ___, 2004.

CATALYST INTERNATIONAL, INC.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

to be held on Wednesday, September 1, 2004

To the Stockholders of Catalyst International, Inc.:

Notice is hereby given that a special meeting of the stockholders (the “special meeting”) of Catalyst International, Inc. (“Catalyst,” the “Company,” “we,” “us,” or “our”) will be held at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, on Wednesday, September 1, 2004 at 10:00 A.M. Central Time, to consider and vote upon a proposal recommended by the board of directors of Catalyst and a special committee thereof (the “special committee”) to approve and adopt an agreement and plan of merger dated as of June 28, 2004 (the “merger agreement”), by and among Catalyst, CAT Acquisition Corp. (“acquisition sub”), a Delaware corporation, and ComVest Investment Partners II LLC, a Delaware limited liability company and the parent of acquisition sub (“ComVest”), and to transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.  The merger agreement provides that: (1) acquisition sub will be merged with and into Catalyst (the “merger”), with Catalyst being the surviving corporation as a subsidiary of ComVest, and (2) each stockholder of Catalyst (other than ComVest, acquisition sub and stockholders who properly exercise their dissenters’ rights under Delaware law) will become entitled to receive $2.50 in cash for each outstanding share of Catalyst common stock (the “Catalyst common stock”), owned immediately prior to the effective date of the merger.  A copy of the merger agreement is attached as Appendix A to the accompanying proxy statement (the “proxy statement”).  The merger agreement is also described in the attached proxy statement.

The board of directors of Catalyst has fixed the close of business on August 6, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournment(s) and postponement(s) of the special meeting.  A complete list of the stockholders entitled to vote at the special meeting or any adjournments or postponements of the special meeting will be available at and during the special meeting.

You have the unconditional right to revoke your proxy at any time prior to its use at the special meeting by:

•	attending the special meeting and voting in person,
•	submitting to the secretary of Catalyst, prior to the vote at the special meeting, a duly executed proxy with a later date than your original proxy, or
•	giving written notice of revocation to the secretary of Catalyst prior to the vote at the special meeting.

If you return a proxy without specifying a choice on the proxy, the proxy will be voted “FOR” the merger.  Additional information regarding the special meeting is in the attached proxy statement.  Under Delaware law, holders of shares of Catalyst common stock have the right to dissent from the merger and to receive payment of the fair value of their shares upon compliance with Section 262 of the Delaware General Corporation Law (the “DGCL”).  This right is explained more fully under “The Merger Agreement – Dissenters’ Rights” in the accompanying proxy statement.  The dissenters’ rights provisions of the DGCL are attached to the proxy statement as Appendix C.

Whether or not you expect to attend the special meeting in person, please complete, sign, date and return the accompanying proxy without delay in the enclosed postage prepaid envelope.

By order of the Board of Directors,

Mark T. Ehrmann, Secretary

Milwaukee, Wisconsin

August ___, 2004

SUMMARY

This summary may not contain all of the information that is important to you.  For a more complete understanding of the merger and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers.  For instructions on obtaining more information, see “Additional Information.”

The Parties

Catalyst International, Inc. Catalyst develops software products and services that enable companies to optimize the performance of their enterprise supply chains.  The principal executive offices of Catalyst are located at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, and its telephone number at that address is (414) 362-6800.

CAT Acquisition Corp.  Acquisition sub is a Delaware corporation and a subsidiary of ComVest that was formed for the purpose of entering into the merger agreement.  ComVest intends to acquire Catalyst by merging acquisition sub into Catalyst.  Acquisition sub has not engaged in any business except in furtherance of effecting the merger.

ComVest Investment Partners II LLC.  ComVest is a $165 million investment fund established by ComVest Investment Partners (“CVIP”) in July 2003.  ComVest seeks to realize superior returns primarily through investments in equity and/or debt securities of public and private small and mid-sized businesses.  ComVest typically invests in the information technology, healthcare and telecommunication industries with a particular emphasis on distressed, special situation, and mezzanine investment opportunities.  ComVest is sponsored by Commonwealth Associates L.P. (“Commonwealth), a full-service investment and merchant bank that has been in business since 1988.  During the past 15 years, Commonwealth has acted as an underwriter, placement agent, and financial advisor to over 50 public and private companies, and has raised in excess of $1.4 billion for its clients (most of which have been led by Commonwealth's principals).  The principal executive offices of ComVest and acquisition sub are located at 830 Third Avenue, New York, New York 10022.  The main telephone number at those offices is (212) 829-5800.

The Merger and the Special Meeting

The Merger.  In the merger, acquisition sub will merge with and into Catalyst and Catalyst will survive the merger and become a subsidiary of ComVest.  Following the merger, a substantial majority of the outstanding shares of common stock of the surviving entity will be owned, directly or indirectly, by ComVest, while holders of our 12% Notes (as defined below) electing to convert their notes into shares of common stock of the surviving entity in the merger will own up to approximately 10% of the outstanding equity of the surviving entity, assuming all of the outstanding 12% Notes are converted.  In addition, certain other persons may acquire shares of common stock in acquisition sub prior to the consummation of the merger, and as a result of the merger own shares representing a minority interest in the outstanding equity of the surviving entity.

Recommendation of the Board of Directors and the Special Committee.  The board of directors and the special committee, which is comprised of Mr. William G. Nelson, have determined that the merger and the merger agreement are fair to, and in the best interests of, Catalyst and its stockholders, have unanimously approved the merger and recommend that Catalyst stockholders vote “FOR” the proposal to adopt the merger agreement.  See “The Merger – Background of the Merger” and “The Merger – The Board and Special Committee’s Recommendation.”  In arriving at their recommendation, the board of directors and the special committee considered various factors more fully discussed under “The Merger – Reasons for the Merger.”  All five members of the board of directors, who own beneficially or of record in the aggregate approximately 25% of the Company’s outstanding stock, have entered into a voting agreement with ComVest that grants to ComVest an irrevocable proxy to vote their shares in favor of the merger.  See “Interests of Certain Persons in the Merger – Voting Agreement.”

Date, Place and Time of the Special Meeting.  The special meeting will be held at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, on Wednesday, September 1, 2004 at 10:00 A.M. Central Time, and at any adjournments or postponements of the special meeting.

Record Date; Voting At the Meeting.  We have set a record date for determining those stockholders who are entitled to notice of and to vote at the special meeting.  The record date is August 6, 2004 (the “record date”).  See “The Special Meeting – Record Date; Voting at the Meeting.”

Total Consideration of the Merger.  The total consideration of the merger is expected to be approximately $27.3 million, consisting of approximately $19.7 million in cash to be paid for shares of Catalyst common stock (based on the number of shares of Catalyst common stock outstanding on the record date), approximately $1.9 million in cash to be paid to holders of options and warrants to purchase Catalyst common stock, and the assumption of up to approximately $5.7 million in indebtedness by ComVest as of the date of this proxy statement, assuming none of the holders of our 12% Notes elect to convert their notes into shares of common stock of the surviving entity in the merger.

Options and Warrants.  All out-of-the-money options to purchase Catalyst common stock outstanding immediately prior to the completion of the merger (whether or not the options are vested or exercisable) and all in-the-money options which are not vested and will not vest in connection with the merger will be canceled in exchange for aggregate consideration not to exceed $200,000.  Each out-of-the-money warrant to purchase Catalyst common stock outstanding immediately prior to the completion of the merger (whether or not the warrant is vested or exercisable) will be canceled without any consideration.  Each in-the-money option or warrant to purchase Catalyst common stock outstanding immediately prior to completion of the merger that is vested at that time or that will automatically vest in connection with the consummation of the merger shall entitle the holder thereof to a cash payment equal to the product of (1) the excess of $2.50 over the exercise price of the option or warrant, and (2) the number of shares of Catalyst common stock subject to the option or warrant, less any applicable withholding taxes.  See “The Merger Agreement – Treatment of 12% Notes and Warrants” and “The Merger Agreement – Treatment of Stock Options.”

Interests of Certain Persons in the Merger.  Each of Messrs. James B. Treleaven, David H. Jacobson, John K. Gorman, David A. March and Nigel Davies, who are senior executives of the Company, is a party to an agreement with Catalyst under which his options will or may accelerate upon consummation of the merger.  Each of these individuals also has an agreement with Catalyst which may entitle him to severance payments if his employment is terminated within a certain period after the merger.  In addition, Mr. Douglas B. Coder, former chairman of the board of the Company, is a party to a letter agreement with Catalyst which provides Mr. Coder with an annual base salary of $100,000 for the two-year period commencing June 25, 2004, as well as the right to participate in certain insurance plans of the Company.  See “Interests of Certain Persons in the Merger – Change-in-Control Agreements.”  All of the directors have executed a voting agreement granting ComVest the right to vote their shares of Catalyst in favor of the merger.  See “Interests of Certain Persons in the Merger – Voting Agreement.”  Certain members of the board of directors also purchased approximately $2.125 million principal amount of notes from Catalyst.  These notes (the “12% Notes”) will be repaid in connection with the merger, except that holders of these notes may elect to receive shares of common stock of the surviving entity of the merger instead of cash repayment of their notes.  See “Interests of Certain Persons in the Merger – Financing Arrangements.”

Dissenters’ Rights.  Under Section 262 of the DGCL, Catalyst’s stockholders are entitled to assert dissenters’ rights.  The obligation of acquisition sub to merge with Catalyst is subject to the condition that holders of no more than 10% of the outstanding shares of Catalyst common stock exercise dissenters’ rights in accordance with the DGCL.  Acquisition sub may waive this condition.  See “The Merger Agreement – Dissenters’ Rights” and Appendix C.

The Merger Agreement

Conditions to the Merger.  The merger will be completed only if a number of conditions are met or waived by Catalyst, acquisition sub and ComVest, as applicable.  These conditions include, among other things:

•	Catalyst stockholders must adopt the merger agreement;
•	Holders of not more than 10% of the outstanding shares of Catalyst common stock exercise dissenters’ rights under the DGCL;
•	No judgment, injunction, order or proceeding prohibiting, challenging or restraining the merger or materially affecting Catalyst or its operations exists;
•	Catalyst’s representations and warranties, subject to any applicable exceptions, are accurate;
•	Catalyst has materially performed all of its obligations under the merger agreement;
•	No event, circumstance or change has occurred since June 28, 2004, which has a material adverse effect on Catalyst;
•	All material consents or authorizations that are required to be obtained by Catalyst, and which have not already been received, are obtained;
•

As of the completion of the merger, Catalyst has no more than $1.25 million in outstanding indebtedness, exclusive of certain debt and subject to adjustment in the event Catalyst makes any payments to Hasbro, Inc. relating to a judgment Hasbro, Inc. has received against Catalyst; and

•	Catalyst must pay, or have sufficient cash to pay, upon completion of the merger, all expenses incurred by it in connection with the merger.

Financing the Merger.  ComVest has represented that it has the financial capacity to pay the merger consideration.

Superior/Competing Proposals and Termination Fee.  Catalyst may accept an offer from a third party (other than ComVest) to purchase the Company under certain limited circumstances.  However, Catalyst must pay ComVest $1.25 million, plus expenses of up to $500,000, if the merger agreement is terminated in the event that:

•

the board of directors has, in its good faith judgment after consultation with legal counsel, withdrawn, modified or changed or resolved to withdraw, modify or change its recommendation to stockholders to vote in favor of the merger in a manner adverse to ComVest or has recommended or resolved to recommend a competing transaction to stockholders (or has entered into a letter of intent or similar commitment accepting a competing transaction);

•	Catalyst has failed to include in this proxy statement the recommendation of the board of directors for stockholders to vote in favor of the adoption of the merger agreement;
•	the merger is not submitted to stockholders for their approval prior to September 30, 2004, through the fault of Catalyst;
•

a tender offer or exchange offer for 20% or more of Catalyst’s outstanding common stock has commenced, and the board of directors has failed to recommend against acceptance of such tender offer or exchange offer by Catalyst’s stockholders;

•	Catalyst’s stockholders fail to adopt the merger agreement at the special meeting and prior to the time of such meeting, a competing transaction has been publicly announced with respect to Catalyst;
•	Catalyst has intentionally breached its obligations not to solicit, initiate or encourage other proposals for the Company or has agreed to approve, endorse or recommend a competing transaction;
•

the merger is not completed by October 31, 2004, and prior to that point in time, a competing transaction has been publicly announced with respect to Catalyst, with Catalyst entering into a third party acquisition agreement within nine months after the termination of the merger agreement; or

•

Catalyst has entered into a definitive agreement concerning another acquisition proposal that Catalyst’s board of directors has determined in good faith, after consultation with its financial advisor and outside legal counsel and providing ComVest notice and five business days to match the terms of the other proposal, is superior to the merger.

See “The Merger Agreement – No Solicitation of Alternative Transactions,” “The Merger Agreement – Termination of the Merger Agreement,” and “The Merger Agreement – Termination Fees; Reimbursement of Expenses.”

Amending or Waiving Terms of the Merger Agreement.  The merger agreement may be amended or its conditions precedent to closing waived at any time before or after the special meeting.  However, no amendment or waiver shall be made without the further approval of Catalyst’s stockholders which reduces or alters the consideration payable to stockholders, changes the form or timing of such consideration, alters or changes the certificate of incorporation of the surviving corporation, or changes any other terms and conditions of the merger agreement if the changes would adversely affect Catalyst’s stockholders.  Any amendment to the merger agreement must be in writing and signed by all of the parties.

Federal Income Tax Consequences.  The receipt of cash by holders of Catalyst common stock will be a taxable transaction for federal income tax purposes, and may also be a taxable transaction under applicable state, local, foreign and other tax laws.  For federal income tax purposes, a holder of shares of Catalyst common stock generally will recognize gain or loss equal to the difference between the amount of cash received for such shares and the holder’s adjusted tax basis in such shares.  All stockholders are urged to consult their own tax advisors to determine the effect of the merger on the stockholder under federal law, and under their own state and local tax laws.  See “The Merger – Certain Federal Income Tax Consequences.”

Regulatory Approvals.  There are no regulatory approvals required to consummate the merger.

Catalyst Common Stock Information.  The closing price of Catalyst common stock on June 28, 2004, the trading day immediately preceding Catalyst’s announcement that it had signed the merger agreement, was $1.30 per share.  The closing price of Catalyst common stock on _______ __, 2004, which was the last trading day for which a closing bid price was available before this proxy statement was printed, was $____ per share.

Opinion of Financial Advisor.  In connection with the merger, the special committee of the Catalyst board of directors received a written opinion, dated June 27, 2004, of CIBC World Markets Corp. (“CIBC World Markets”), Catalyst’s financial advisor, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration was fair, from a financial point of view, to the holders of Catalyst common stock (other than those holders who also are holders of Catalyst’s outstanding and unpaid 12% Notes and who enter into a stockholders’ agreement in connection with the merger (the “Noteholders”)).  The full text of CIBC World Markets’ written opinion is attached to this proxy statement as Appendix B.  We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken.  CIBC World Markets’ opinion was provided to the special committee of the Catalyst board in connection with its evaluation of the merger consideration and relates only to the fairness, from a financial point of view, of the merger consideration.  The opinion does not address any other aspect of the merger and does not constitute a recommendation as to how any stockholder should vote or act with respect to any matters relating to the merger.  See “The Merger – Opinion of Financial Advisor.”

Accounting Treatment.  The merger will be accounted for as a “purchase” under U.S. generally accepted accounting principles (“GAAP”) for accounting and financial reporting purposes.

ADDITIONAL INFORMATION

Catalyst is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); ComVest is not.  As such, Catalyst files reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”); ComVest does not.

You may read and copy these reports, proxy statements and other information filed by Catalyst at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC’s regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604.  You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet website, located at http://www.sec.gov, that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.  Once the merger is completed, Catalyst will no longer be subject to the reporting requirements of the Exchange Act.

If you have questions about the special meeting or the merger with ComVest after reading this proxy, or if you would like additional copies of this proxy statement or the proxy card, you should contact David H. Jacobson at Catalyst International, Inc., 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223; telephone: (414) 362-6800.

QUESTIONS AND ANSWERS ABOUT THE MERGER	1
FORWARD-LOOKING INFORMATION	5
THE SPECIAL MEETING	5
Date, Place, Time and Purpose	5
Matters to Be Considered at the Meeting; Effect of Approval of Merger Agreement	5
Record Date; Voting at the Meeting	5
Vote Required	6
Solicitation; Revocation and Use of Proxies	6
Surrender of Share Certificates	6
THE MERGER	7
Background of the Merger	7
Reasons for the Merger	10
The Board and Special Committee’s Recommendation	12
Opinion of Financial Advisor	13
Certain Effects of the Merger	18
Certain Federal Income Tax Consequences	18
Information Concerning Catalyst Common Stock	20
Certain Financial Projections	21
INTERESTS OF CERTAIN PERSONS IN THE MERGER	21
Change-in-Control Agreements	21
Voting Agreement	23
Financing Arrangements	23
Indemnification	24
Treatment of Options and Warrants	24
THE MERGER AGREEMENT	25
The Merger	25
Effective Time	26
Conversion of Shares	26
Exchange of Certificates	26
Treatment of 12% Notes and Warrants	26
Treatment of Stock Options	27
Directors and Officers	27
Representations and Warranties	28
Conduct of Catalyst's Business Prior to the Merger	29
Conditions to the Merger	31
No Solicitation of Alternative Transactions	32
Termination of the Merger Agreement	34
Termination Fees; Reimbursement of Expenses	36
Dissenters’ Rights	37
Expenses Incurred by Catalyst in the Transaction	40
Amendment and Waiver	40
OWNERSHIP OF CATALYST COMMON STOCK	40
STOCKHOLDER PROPOSALS	42
OTHER MATTERS	42
APPENDIX A Agreement and Plan of Merger	A-1
APPENDIX B Opinion of CIBC World Markets Corp	B-1
APPENDIX C Section 262 of the Delaware General Corporation Law	C-1
APPENDIX D Financial Projections	D-1

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.

Why should Catalyst be acquired by ComVest?

A.

The board of directors and the special committee believe that the merger represents fair value to Catalyst stockholders.  The merger provides cash for each share of Catalyst common stock, at a premium of approximately 92% over the closing price on June 28, 2004, the last trading day before Catalyst announced the merger transaction.  The board of directors of Catalyst and a special committee of the board have unanimously determined that the merger and the consideration to be received is fair to, and is in the best interests of, the stockholders of the Company.  See “The Merger — Reasons for the Merger” and “The Merger – The Board and Special Committee’s Recommendation.” You should also know that all five members of the board of directors have entered into a voting agreement with ComVest that grants ComVest a proxy to vote their shares in favor of the merger.  See “Interests of Certain Persons in the Merger – Voting Agreement.”

Q.

Who are Acquisition Sub and ComVest?

A.

The acquisition sub is a subsidiary of ComVest.  ComVest is a private investment fund managed by CVIP, which was organized in June 2003 to invest in growth businesses in the information technology, health care and telecommunications industries.

Q.

What will the stockholders receive in exchange for Catalyst common stock?

A.

Each share of Catalyst common stock, other than shares owned by acquisition sub, ComVest and stockholders who have demanded and satisfied the procedures relating to dissenters’ rights, will be converted automatically into the right to receive $2.50 per share in cash, without interest.

Q.

Where and when is the special meeting?

A.

The special meeting of Catalyst stockholders, and any adjournments or postponements of the special meeting, will be held at 10:00 A.M. Central Time, on Wednesday, September 1, 2004, at Catalyst’s headquarters located at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223.

Q.

How will I be taxed on the merger?

A.

For U.S. Federal income tax purposes, the receipt of cash by holders of Catalyst common stock will be a taxable transaction.  In general, stockholders that are not tax-exempt will be taxed on the difference between their basis in their Catalyst shares and the cash received.  All stockholders are urged to consult their tax advisors to determine the effect of the merger under federal tax law (or foreign tax law where applicable), and under their own state and local tax laws.  See “The Merger – Certain Federal Income Tax Consequences.”

Q.

What will happen to Catalyst after the merger?

A.

If the merger is approved by Catalyst stockholders and consummated, Catalyst common stock will no longer be publicly traded, and members of the general public will no longer own Catalyst common stock.  Catalyst will become a subsidiary of ComVest.

Q.

Will my cash payment be affected by changes in Catalyst’s stock price between now and the special meeting?

A.

No.  The payment of $2.50 in cash for each share of Catalyst common stock will not change based on any changes in the market price of Catalyst common stock before the merger is completed.

Q.

Are there risks to be considered?

A.

The merger is contingent upon, among other things, stockholder approval and fewer than 10% of Catalyst’s stockholders exercising dissenter’s rights.  If either of these or other conditions are not satisfied, or for some other reason the transaction does not close, Catalyst’s stock price could decline significantly.

Q.

Are Catalyst stockholders entitled to dissenters’ rights?

A.

Yes.  Under Section 262 of the DGCL, Catalyst stockholders are entitled to dissenters’ rights.  If the rules governing the exercise of dissenters’ rights are not strictly followed, a stockholder’s dissenters’ rights may be lost.  For a description of these rights and how to satisfy the requirements of the DGCL, see “The Merger Agreement – Dissenters’ Rights” and Appendix C.

Q.

Who can vote at the special meeting?

A.

Holders of Catalyst common stock at the close of business on August 6, 2004 may vote at the special meeting.  Each share of Catalyst common stock is entitled to one vote.

Q.

What vote is required?

A.

The merger must be approved by the holders of a majority of the shares of Catalyst common stock outstanding.  On the record date, there were _____________ shares of Catalyst common stock outstanding.  There is a voting agreement between ComVest and all of Catalyst’s directors, who beneficially and of record own approximately 25% of the total outstanding shares of Catalyst common stock.  Because the voting agreement grants to ComVest a proxy to vote “FOR” the merger, except if the merger agreement is terminated, it is likely that the merger agreement will be adopted.  Please see “Interests of Certain Persons in the Merger – Voting Agreement.”

Q.

What will happen to options and warrants to purchase Catalyst common stock and will management stockholders be treated differently from other stockholders?

A.

All out-of-the-money options to purchase Catalyst common stock outstanding immediately prior to the completion of the merger (whether or not the options are vested or exercisable) and all in-the-money options which are not vested and which will not vest in connection with the merger will be canceled in exchange for aggregate consideration not to exceed $200,000.  Each out-of-the-money warrant to purchase Catalyst common stock outstanding immediately prior to the completion of the merger (whether or not the warrant is vested or exercisable) will be canceled without any consideration.  Each in-the-money option or warrant to purchase Catalyst common stock outstanding immediately prior to completion of the merger that is vested at that time or that will automatically vest in connection with the consummation of the merger shall entitle the holder thereof to a cash payment equal to the product of (1) the excess of $2.50 over the exercise price of the option or warrant, and (2) the number of shares of Catalyst common stock subject to the option or warrant, less any applicable withholding taxes.  Management stockholders, option holders, and/or warrant holders will not be treated differently from other stockholders, option holders and warrant holders, except that options held by Mr. James Treleaven will be treated as though they vested upon the consummation of the merger under his change-in-control agreement with Catalyst.  See “The Merger Agreement – Treatment of 12% Notes and Warrants,” “The Merger Agreement – Treatment of Stock Options,” and “Interests of Certain Persons in the Merger – Treatment of Options and Warrants.”

Q.

If my shares of Catalyst common stock are held in “street name” by my broker, will my broker vote my shares for me?

A.

No.  Your broker will not be able to vote your shares of Catalyst common stock on the merger at the special meeting without your direction.  You should follow the instructions from your broker on how to vote your shares.  Shares that are not voted because you do not instruct your broker are called “broker non-votes,” and will have the effect of a vote “AGAINST” the adoption of the merger agreement and any adjournment or postponement of the special meeting.

Q.

If I send in my proxy card but forget to indicate my vote, how will my shares be voted?

A.

If you sign and return your proxy card but do not indicate how to vote your shares at the special meeting, the shares represented by your proxy will be voted “FOR” the adoption of the merger agreement and any adjournment or postponement of the special meeting.

Q.

What should I do now to vote at the special meeting?

A.

Please read this proxy statement carefully and sign, mark and mail your proxy card indicating your vote on the merger in the enclosed return envelope as soon as possible, so that your shares of Catalyst common stock can be voted at the special meeting.

Q.

May I change my vote after I mail my proxy card?

A.

Yes.  You may change your vote at any time before your proxy is voted at the special meeting.  You can do this in three ways:

•

You can attend the special meeting and vote in person, but your attendance alone will not revoke your proxy.  You must attend the special meeting and cast your vote at the special meeting;

•

You can send Catalyst a new proxy card prior to the vote at the special meeting, which to be effective must be received by Catalyst prior to the vote at the special meeting; or

•

You can send Catalyst a written statement that you revoke your proxy, which to be effective must be received by Catalyst prior to the vote at the special meeting.

Any revocation of a proxy or new proxy card should be sent to the secretary of Catalyst at the address on the cover of this proxy statement.  If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

Q.

When do you expect to complete the merger?

A.

The merger cannot be completed until the Catalyst stockholders have adopted the merger agreement and until all the conditions have been satisfied or waived.  See “The Merger Agreement – Conditions to the  Merger.” However, we anticipate that all such conditions will be satisfied or waived prior to or shortly after the special meeting.

Q.

How do I get the cash in exchange for my shares of Catalyst common stock?

A.

After the merger is completed, the paying agent, American Stock Transfer & Trust Company, will send Catalyst stockholders written instructions for surrendering their shares.  If you hold Catalyst shares in physical form, please do not send in your stock certificates now.

Q.

Who can answer my questions?

A.

You can find more information about Catalyst from various sources described under “Additional Information” after the “Summary.”  If you have questions about the special meeting, where to send our proxy or other matters with respect to voting after reading this proxy statement, you should contact:

Catalyst International, Inc.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

Telephone:  (414) 362-6800

Attention: David H. Jacobson

Q.

Do I send in my stock certificates now?

A.

No.  If the merger is completed, you will receive written instructions for delivering your stock certificates to receive the $2.50 per share cash payment from the payment agent, American Stock Transfer & Trust Company.  Do not send your stock certificates now.

FORWARD-LOOKING INFORMATION

This proxy statement contains forward-looking statements, including statements regarding the anticipated timing of the transaction and financial projections regarding Catalyst.  All statements, other than statements of historical fact, are forward-looking statements, including statements about the approval and consummation of the acquisition of Catalyst by ComVest; projections of earnings, revenues, or other financial items; and any statement of assumptions underlying either of the foregoing.  Such statements reflect management’s best judgment as of this date, but they involve risks and uncertainties that could cause actual results to differ materially from those presented.  Factors that could cause such differences include those other factors described in our recent filings with the SEC.  Those factors or others could result, for example, in delay or termination of the merger.  Readers should carefully consider those risks and uncertainties in reading this document.  Except as otherwise required by law, Catalyst disclaims any obligation to update any forward-looking statements included herein to reflect future events or developments.

THE SPECIAL MEETING

Date, Place, Time and Purpose

This proxy statement is being furnished to Catalyst stockholders in connection with the solicitation of proxies by the board of directors of Catalyst for use at the special meeting to be held at 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, on Wednesday, September 1, 2004, at 10:00 A.M. Central Time, and any adjournments and postponements of the special meeting.  At the special meeting, holders of record as of the close of business on the record date will be eligible to vote upon the recommendation of Catalyst’s board of directors and the special committee to approve and adopt a plan of merger in accordance with the merger agreement, pursuant to which acquisition sub will be merged with Catalyst, with Catalyst being the surviving corporation; and each outstanding share of Catalyst common stock will be canceled and converted automatically into the right to receive $2.50 in cash, payable to the holder of such share, without interest, other than shares of Catalyst common stock held by acquisition sub, ComVest and stockholders who are entitled to, and who have perfected, their dissenters’ rights.

This proxy statement and the accompanying form of proxy are first being mailed on or about August _____, 2004, to all stockholders of record as of the record date.

Matters to Be Considered at the Meeting; Effect of Approval of Merger Agreement

At the special meeting, holders of Catalyst common stock as of the record date will be asked to consider and vote upon a proposal to approve and adopt the merger agreement.  The board of directors has unanimously approved and declared advisable the merger agreement and has directed that it be submitted to the stockholders for their approval.  The special committee has also approved and declared advisable the merger agreement and recommends that the stockholders vote “FOR” approval and adoption of the merger agreement.

Record Date; Voting at the Meeting

The board of directors has fixed the close of business on August 6, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote, at the special meeting and any adjournments and postponements of the special meeting.  On the record date, there were ____________ shares of Catalyst common stock outstanding, which shares were held by approximately ______ holders of record.  Shares of Catalyst common stock are the only authorized and outstanding voting securities of the Company.  Each holder of record of Catalyst common stock as of the record date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, upon each matter properly submitted for the vote of the stockholders at the special meeting.  Votes at the special meeting will be tabulated by an inspector of election appointed by Catalyst.

A majority of the shares of Catalyst common stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting.  If a quorum is not present, the special meeting may be adjourned from time to time, until a quorum is present.  Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the special meeting for the transaction of business.

Vote Required

Adoption of the merger and the merger agreement requires the affirmative vote of holders of a majority of the outstanding shares of Catalyst common stock.  A failure to vote, an abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against adoption of the merger and the merger agreement.  Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the special meeting.  Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the special meeting.  All of the directors of Catalyst have entered into a voting agreement with ComVest that grants to ComVest an irrevocable proxy to vote their shares in favor of the merger.  Please see “Interests of Certain Persons in the Merger – Voting Agreement.”

Solicitation; Revocation and Use of Proxies

Catalyst will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement.  Catalyst will reimburse brokers, fiduciaries, custodians and other nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Catalyst common stock.  Catalyst stockholder proxies may be solicited by directors, officers and employees of Catalyst in person or by telephone, facsimile or by other means of communication.

A stockholder giving a proxy has the power to revoke it at any time before it is exercised by:

•

attending the special meeting and voting in person;

•

executing a proxy with a later date; or

•

filing with the secretary of Catalyst written notice revoking it before the vote at the special meeting.

Any written notice of revocation should be delivered to Catalyst International, Inc., 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, Attention: Secretary.  Subject to proper revocation, all shares of Catalyst common stock represented at the special meeting by properly executed proxies received by Catalyst will be voted in accordance with the instructions contained in such proxies.  Executed but unmarked proxies will be voted “FOR” the adoption of the merger agreement, and any adjournment or postponement of the special meeting.

Surrender of Share Certificates

American Stock Transfer & Trust Company (the “Paying Agent”) has been designated to act as paying agent for the benefit of holders of shares of Catalyst common stock in connection with the merger.

Promptly after the date on which the transactions contemplated by the merger agreement are consummated (the “closing date”) and the time that the merger shall become effective (the “effective time”), the Paying Agent will send to each holder of shares of Catalyst common stock a letter of transmittal and instructions for use in effecting the surrender of stock certificates.  The letter of transmittal will specify that the delivery of merger consideration will be effected only upon delivery of the stock certificates representing shares of Catalyst common stock to the Paying Agent.  The Paying Agent will receive a fee, which Catalyst expects will not exceed $7,500.00 as compensation for its services, plus reimbursement of its out-of-pocket expenses in connection with such services.  Catalyst has agreed to indemnify the Paying Agent against certain liabilities arising out of or in connection with its engagement.

Each holder of a share of Catalyst common stock that has been converted into the right to receive the cash payment of $2.50 per share, upon surrender to the Paying Agent of a stock certificate or certificates representing such shares, together with a properly completed letter of transmittal covering such shares, will receive the cash payment of $2.50 per share.  Until so surrendered, each such stock certificate will, after the effective time, represent for all purposes, only the right to receive such cash payment.  No interest will be paid or will accrue on the cash payment.

If any portion of the cash payment is to be paid to a person other than the registered holder of the stock certificate surrendered in exchange therefor, the stock certificate so surrendered must be properly endorsed or otherwise be in proper form for transfer.  In addition, the person requesting such payment must pay to the Paying Agent any transfer or other taxes required as a result of such payment, or establish that such tax has been paid or is not applicable.  Beginning six months after the effective time, holders of Catalyst common stock who have not surrendered their stock certificates will be entitled to look to the surviving entity only as general creditors for payment of their claim for cash.

At and after the effective time, there will be no further registration of transfers of Catalyst common stock on the records of Catalyst or its transfer agent.  From and after the effective time, the holders of Catalyst common stock outstanding immediately prior to the effective time will cease to have any rights with respect to such shares except as provided in the merger agreement or applicable law.

The matters to be considered at the special meeting are of great importance to the stockholders of Catalyst.  Stockholders are urged to read and carefully consider the information presented in this proxy statement and to complete, date and sign the accompanying proxy and return it promptly to Catalyst in the enclosed postage prepaid envelope.

THE MERGER

Background of the Merger

In early 2002, Catalyst’s board began discussing strategic and financing alternatives for the Company.  A number of events precipitated those discussions.  The economy in general was in the middle of a recession and the warehouse software management market was in its worst recession in history.  Many of Catalyst’s customers, who generally are large, publicly traded companies, were reducing or eliminating entirely additional expenditures for software.  Those customers who were still in the market to license software were concerned about the Company’s balance sheet and its ability to remain financially viable given the then-current economic climate.  Even though management believed that many of its competitors were undergoing similar economic hardships, as a publicly traded company, Catalyst was often dismissed as a viable alternative based purely on the publicly available financial information concerning the Company.

At the same time, significant consolidation was occurring in the industry and the Company’s management and board believed that the Company’s ability to survive as a standalone public company would be significantly jeopardized without a significant capital infusion.  As a small public company, Catalyst has limited access to the public capital markets and the board believed that its stock price would continue to be adversely affected because of a limited trading volume and lack of institutional trading support.  In view of these and other considerations, the board decided in the third quarter of 2002 to explore various financing options and consolidation strategies.

During the remainder of 2002 and early 2003, members of the Company’s management and board participated in several meetings and discussions with third parties concerning financing and other strategic alternatives.  In addition, the board agreed to establish two ad hoc committees to facilitate the process:  a finance committee and an M&A committee.

In order to address Catalyst’s need for additional cash availability, on March 17, 2003, the Company received a line of credit with the First National Bank of Muscatine in Muscatine, Iowa, which was collateralized in part by securities pledged from certain of the Company’s directors.  See “Interests of Certain Persons in the Merger – Financing Arrangements.”

At several meetings of the board of directors held in April 2003, the directors discussed with management and Catalyst’s financial advisor, CIBC World Markets, the possibility of exploring certain strategic transactions.  In June 2003, the Company held discussions with a third party concerning a strategic merger.  These discussions with the third party, however, ultimately did not progress, and subsequently were abandoned.

Effective July 1, 2003, the Company completed a different transaction – an acquisition of assets of Catalyst Consulting Services, Inc. and its sole shareholder, S. Michael Godshall.  This transaction was completed with limited cash up front and helped to expand the Company’s service offerings.

During the third quarter of 2003, the Company’s board and management continued to explore additional strategic and financing alternatives for the Company, and had multiple meetings and discussions with potential interested third parties.  At its meeting on July 24, 2003, the board authorized the Company to sell up to $7.5 million of preferred stock or subordinated debt.  In September 2003, the Company sold 12% senior secured promissory notes aggregating $2,125,000 in principal (the “12% Notes”).  This sale was made in order to alleviate concerns of third parties about the Company’s financial viability and in order to provide capital to the Company while it continued to pursue additional sources of financing and other strategic alternatives.  See “Interests of Certain Persons in the Merger – Financing Arrangements.”

During the remainder of 2003, members of management and the board continued to explore various financing and strategic alternatives and participated in multiple meetings and conferences with potentially interested third parties.  In addition, the Company continued to explore the possibility of increasing its revolving line of credit with a bank and received a proposal from the Silicon Valley Bank.  At a meeting of the board of directors on December 4 and 5, 2003, the board approved a loan commitment from the Silicon Valley Bank and authorized management to complete the documents for such facility.

Effective February 17, 2004, the Company replaced its line of credit with the First National Bank of Muscatine with a line of credit of up to $3,000,000 with the Silicon Valley Bank.  This arrangement provided an additional source of liquidity for the Company.

At a meeting on February 24, 2004, the board of directors discussed the status of various acquisition transactions and two financing proposals which the Company had received, one of which was from ComVest.  These matters were discussed further at subsequent board meetings on March 1, 2004, March 4, 2004, March 15, 2004 and March 17, 2004.  As a result of such discussions, it appeared to the board that neither of the financing proposals were good alternatives because neither provided the Company with sufficient capital to meet its needs over the long-term and neither provided any liquidity for current stockholders.  Moreover, it was becoming apparent to the board that none of the acquisition alternatives was likely to occur in any reasonable timeframe or on reasonable terms.

Prior to the board meeting on March 17, 2004, the Company had received an unsolicited proposal that would have resulted in a sale of control of Catalyst.  In response to such proposal, and to the general lack of confidence by the board that an acquisition or financing could be accomplished under terms beneficial to the Company and its stockholders, the board elected to consider whether a transaction involving the sale of control of Catalyst would be a preferred alternative.  Accordingly, at a board meeting on March 18, 2004, the board appointed a special committee consisting of Mr. William Nelson, and authorized the special committee to engage an investment banking firm to assist the Company in this process.  Following such appointment, the special committee considered a number of different firms that could assist the Company, and ultimately decided to engage CIBC World Markets as its financial advisor.  CIBC World Markets was selected, in part, because it was familiar with the Company but also because CIBC World Markets was well-known in the software industry, and particularly in the warehouse management software industry.

Following its engagement, CIBC World Markets, with assistance from senior management, began reviewing the Company’s business, operations, financial position and business plans.  The Company, with the assistance of CIBC World Markets, also began preparing a confidential memorandum about Catalyst for possible use for investors, acquirers or partners (“potentially interested parties”).  As part of the initial solicitation process, approximately 24 financial and strategic partners were identified and contacted as potentially interested parties.

In the initial solicitation phase, the Company received eight initial indications of interest from potentially interested parties.  Each of these parties signed a confidentiality agreement and performed limited due diligence concerning the Company.  Based on the eight initial indications of interest, the Company invited five parties to conduct detailed due diligence concerning the Company.  Each of these parties participated in management presentations and was provided access to key personnel and each conducted extensive financial, operation, accounting and legal due diligence.  Each of these parties was told to submit a final offer by May 12, 2004.  Three bids were ultimately received from potentially interested parties, which were final offers subject to completion of remaining due diligence.  The two parties that had conducted extensive due diligence that had decided not to proceed indicated that they did not believe they could justify paying a premium against the trading value of Catalyst common stock.

At a board meeting on May 18, 2004, the board discussed the three final proposals.  The proposal from ComVest was the highest of the three proposals and also appeared to cause the least amount of disruption to the Company’s operations because the Company’s employees and operations would essentially remain intact following the transaction.  At that meeting, CIBC World Markets was directed to explore additional discussions with each of such third parties with the goal of having such third parties increase their offers and also solicit comments from such third parties on a draft merger agreement which had been circulated to interested bidders.  During the next several days, CIBC World Markets had additional discussions with each of the three potentially interested parties, but none of such parties, including ComVest, agreed to increase its final bid.  Accordingly, at a meeting on June 1, 2004, the board reviewed the three proposals and was updated by CIBC World Markets as to the subsequent discussions with each and the general comments that had been received by each of the parties on the draft merger agreement.  Following such meeting, the special committee recommended, and the full board concurred, that management was authorized to sign an exclusivity letter with ComVest giving ComVest a 20-day period to negotiate the definitive terms of the merger agreement and to complete its final due diligence.  On June 3, 2004, the Company executed an exclusivity letter with ComVest.  The letter was subsequently amended to extend the exclusivity period an additional five days to expire on June 28, 2004.

During the subsequent three weeks, management of the Company and the special committee, with the assistance of the special committee’s legal and financial advisors, negotiated the definitive terms of the merger agreement with ComVest.  In addition, ComVest and the Company negotiated the terms of the voting agreement.  During that same time, the Company prepared detailed disclosure schedules concerning the Company, which ComVest reviewed in connection with its final legal due diligence concerning the Company.  At a meeting on June 24, 2004, the board met with representatives of ComVest to discuss certain additional details concerning the merger agreement and the terms of the transaction.  During meetings of the board on June 24 and 25, 2004, the board received an update concerning the status of the negotiations and the open issues which remained.

At a meeting of the special committee and the board on June 27, 2004, the special committee and the board reviewed with their advisors the terms and conditions of the proposed merger agreement and the voting agreement.  Outside counsel also reviewed with the directors their fiduciary responsibilities.  Also at this meeting, CIBC World Markets reviewed its financial analysis of the merger consideration and rendered to the Catalyst board an oral opinion, which opinion was confirmed by delivery of a written opinion dated June 27, 2004, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration was fair, from a financial point of view, to the holders of Catalyst common stock (other than those holders who are Noteholders).  After considering again the overall rationale for a sale of Catalyst and the perceived attractiveness of the ComVest proposal, the board unanimously adopted resolutions approving the proposed transaction with ComVest, recommending it to stockholders and authorizing the Company’s appropriate officers to sign the merger agreement and to take such other action as may be necessary to complete the merger.  On June 28, 2004, the merger agreement and voting agreement were signed and the transaction was announced publicly.

Reasons for the Merger

In reaching its decision to approve the merger agreement and to recommend that stockholders vote to approve the merger agreement and the merger, the board and the special committee considered a number of factors, including the following:

•

Catalyst’s business, operations, financial condition, earnings and business prospects (as well as the risks involved in achieving those prospects);

•

the significant challenges facing Catalyst in remaining a small public company in the current software market, including the continued consolidation of that market, and the size and financial strength of the Company’s competitors;

•

the significant expenses being incurred by the Company to remain a public company;

•

current and historical market prices of Catalyst common stock and the market price relative to other industry participants and general market indices, and the fact that the cash merger price of $2.50 per share represents:

(1) a 92% premium over the closing price of Catalyst’s common stock on June 28, 2004, the last trading date prior to the public announcement of the merger agreement;

(2) a 25% premium over the highest closing price of Catalyst common stock during the one year period prior to the public announcement of the transaction; and

(3) a 64% premium over the average closing price of Catalyst common stock in the 120 trading days preceding the public announcement of the transaction;

•

the potential stockholder value from other alternatives available to Catalyst, including the alternative of remaining an independent public company, as well as the risks and uncertainties associated with those alternatives;

•

the financial presentation of CIBC World Markets, including its opinion dated June 27, 2004 to the special committee as to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration to be received by the holders of the Company’s common stock, other than the Noteholders, as more fully described below under “– Opinion of Financial Advisor”;

•

the fact that the merger consideration is all cash and not subject to a financing contingency and provides certainty of value to the Catalyst stockholders as compared to a transaction where the consideration is in the form of stock;

•

the terms of the merger agreement, as reviewed by the board and the special committee with the special committee’s legal and financial advisors, including consideration of several specific provisions of the merger agreement such as the ability of the board to terminate the merger agreement in the exercise of its fiduciary duties and under specified circumstances upon payment of a termination fee while recognizing the possible effect that a termination fee has on competing transactions (See “The Merger Agreement – Termination of the Merger Agreement” and “The Merger Agreement – Termination Fees; Reimbursement of Expenses”); and

•

the likelihood that the merger would be completed in accordance with the terms of the merger agreement.

The board and the special committee concluded that the sales process conducted on behalf of the Company was thorough and fair and noted that during such process no party had submitted a bid as high as ComVest.  After considering these factors, the board and the special committee concluded the $2.50 per share cash merger price was an attractive price for Catalyst stockholders in comparison to the values that Catalyst might reasonably achieve in the foreseeable future as an independent public company.  The board and the special committee believe this is particularly true in light of the risks and uncertainties facing Catalyst in a consolidating marketplace.

The board and the special committee also considered special negative factors or risks related to the merger, including the following:

•

the fact that the merger agreement prevents the Company and its board from soliciting other offers;

•

the fact that an all cash price would not allow Catalyst stockholders to participate in the benefits of any synergies created by the merger or in the future growth of a combined entity;

•

the fact that an all cash price would be taxable to stockholders;

•

the risks and costs to Catalyst if the merger does not close, including the diversion of management and employee attention, and the potential adverse effects on business and customer relationships;

•

the fact that certain of Catalyst’s officers and directors have certain interests in the merger that are in addition to their interests as stockholders, which have the potential to influence their views and actions in connection with the merger proposal (See “Interests of Certain Persons in the Merger”);

•

the restrictions on the conduct of Catalyst’s business prior to the consummation of merger, which set limitations on the ability of Catalyst to conduct its business, and which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the merger;

•

the likelihood that the $1.25 million termination fee and the requirement that the Company discuss other offers with ComVest may discourage a competing acquisition proposal; and

•

the fact that all of the directors have entered into a voting agreement which gives ComVest a proxy to vote their shares in favor of the merger and the fact that this could discourage competing proposals and in effect help ensure approval of the merger and the merger agreement (See “Interests of Certain Persons in the Merger – Voting Agreement”).

The board and the special committee concluded, however, that these potential drawbacks and risks did not outweigh the benefits of the merger to the Catalyst stockholders.

The foregoing discussion of the information and factors that the board and the special committee reviewed in its consideration of the merger is not intended to be exhaustive, but is believed to include all of the material factors that the board and the special committee considered.  In view of the variety of factors and the amount of information considered, the board and the special committee did not find it practicable to, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations.  Individual members of the board may have assigned different weights to different factors.  However, the board and the special committee made their determinations after considering all of the relevant factors as a whole, and overall, consider them to be favorable to, and to support, their determinations.

The Board and Special Committee’s Recommendation

The board of directors, following the recommendation to it by the special committee, has unanimously approved and declared advisable the merger agreement, the merger and the transactions contemplated by the merger agreement and recommends that the stockholders vote “FOR” approval and adoption of the merger agreement and the merger.  The board believes that the consideration to be received by Catalyst stockholders is fair and in the best interests of Catalyst stockholders.

Opinion of Financial Advisor

Catalyst engaged CIBC World Markets to act as its financial advisor in connection with the merger.  In connection with this engagement, the special committee of the Catalyst board requested that CIBC World Markets evaluate the fairness, from a financial point of view, of the merger consideration to the holders of Catalyst common stock (other than those holders who also are Noteholders).  On June 27, 2004, at a meeting of the special committee held to evaluate the merger, CIBC World Markets rendered to the special committee an oral opinion, which was confirmed by delivery of a written opinion dated the same date, to the effect that, as of that date and based on and subject to the matters described in its opinion, the merger consideration was fair, from a financial point of view, to the holders of Catalyst common stock (other than those holders who also are Noteholders).

The full text of CIBC World Markets’ written opinion, dated June 27, 2004, which describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by CIBC World Markets in rendering its opinion, is attached as Appendix B to this proxy statement and is incorporated herein by reference.  CIBC World Markets’ opinion was provided to the special committee of the Catalyst board in connection with its evaluation of the merger consideration and relates only to the fairness, from a financial point of view, of the merger consideration.  The opinion does not address any other aspect of the merger and does not constitute a recommendation as to how any stockholder should vote or act with respect to any matters relating to the merger.  The summary of CIBC World Markets’ opinion described below is qualified in its entirety by reference to the full text of its opinion.  Holders of Catalyst common stock are encouraged to read the opinion carefully in its entirety.

In arriving at its opinion, CIBC World Markets:

•

reviewed a draft dated June 25, 2004 of the merger agreement and certain related documents;

•

reviewed audited financial statements of Catalyst for the fiscal years ended December 31, 2001, December 31, 2002, and December 31, 2003, and unaudited financial statements of Catalyst for the three months ended March 31, 2004;

•

reviewed financial forecasts and estimates relating to Catalyst, which were provided to or discussed with CIBC World Markets by Catalyst’s management;

•

held discussions with the senior management of Catalyst with respect to the business and prospects of Catalyst;

•

held discussions, at Catalyst’s direction, with selected third parties to solicit indications of interest in the possible acquisition of Catalyst;

•

reviewed and analyzed certain publicly available financial data for selected companies that CIBC World Markets deemed generally comparable to Catalyst;

•

reviewed and analyzed certain publicly available information for selected transactions that CIBC World Markets deemed relevant in evaluating the merger;

•

reviewed the premiums paid, based on publicly available information, in transactions with transaction values comparable to the merger; and

•

performed such other analyses and reviewed such other information as CIBC World Markets deemed appropriate.

In rendering its opinion, CIBC World Markets relied on and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with CIBC World Markets by Catalyst and its employees, representatives and affiliates.  With respect to financial forecasts and estimates provided to or discussed with CIBC World Markets by Catalyst’s management, CIBC World Markets assumed, at the direction of Catalyst’s management, without independent verification or investigation, that the financial forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Catalyst as to future financial condition and operating results of Catalyst.  CIBC World Markets assumed, with Catalyst’s consent, that the merger would be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Catalyst or the merger.  In addition, representatives of Catalyst advised CIBC World Markets, and CIBC World Markets therefore assumed, that the final terms of the merger agreement would not vary materially from the terms contained in the draft reviewed by CIBC World Markets.

CIBC World Markets did not make or obtain any independent evaluations or appraisals of any of the assets or liabilities (contingent or otherwise) of Catalyst.  CIBC World Markets expressed no view as to, and its opinion did not address, the underlying valuation, future performance or long-term viability of Catalyst, or the underlying business decision of Catalyst to effect the merger, and the opinion did not address the relative merits of the merger as compared to any alternative business strategies that might exist for Catalyst or the effect of any other transaction in which Catalyst might engage.  CIBC World Markets’ opinion was necessarily based on the information available to CIBC World Markets and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by CIBC World Markets as of the date of its opinion.  Although subsequent developments may affect its opinion, CIBC World Markets does not have any obligation to update, revise or reaffirm its opinion.  Catalyst imposed no other instructions or limitations on CIBC World Markets with respect to the investigations made or the procedures followed by it in rendering CIBC World Markets’ opinion.

This summary is not a complete description of CIBC World Markets’ opinion or the financial analyses performed and factors considered by CIBC World Markets in connection with its opinion.  The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description.  CIBC World Markets arrived at its ultimate opinion based on the results of all analyses undertaken by CIBC World Markets and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion.  Accordingly, CIBC World Markets believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying CIBC World Markets’ analyses and opinion.

In performing its analyses, CIBC World Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond Catalyst’s control.  No company, transaction or business used in the analyses as a comparison is identical to Catalyst or the merger, and an evaluation of the results of those analyses is not entirely mathematical.  Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The estimates contained in CIBC World Markets’ analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses.  In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold.  Accordingly, the estimates used in, and the results derived from, CIBC World Markets’ analyses are inherently subject to substantial uncertainty.

The type and amount of consideration payable in the merger was determined through negotiation between Catalyst and ComVest and the decision to enter into the merger was solely that of Catalyst’s special committee and board of directors.  CIBC World Markets’ opinion was only one of many factors considered by the special committee in its evaluation of the merger and should not be viewed as determinative of the views of Catalyst’s special committee, board of directors or management with respect to the merger or the merger consideration.

The following is a summary of the material financial analyses presented to the special committee of the Catalyst board of directors in connection with CIBC World Markets’ opinion dated June 27, 2004.  The financial analyses summarized below include information presented in tabular format.  In order to fully understand CIBC World Markets’ financial analyses, the tables must be read together with the text of each summary.  The tables alone do not constitute a complete description of the financial analyses.  Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of CIBC World Markets’ financial analyses.

Selected Companies Analysis.  CIBC World Markets compared financial and stock market information for Catalyst and the following nine selected publicly held companies in the supply chain management and enterprise resource planning industries:

• Aspen Technology, Inc.
• The Descartes Systems Group Inc.
• i2 Technologies, Inc.
• Kewill Systems plc
• Logility, Inc.
• Manhattan Associates, Inc.
• Manugistics Group, Inc.
• Swisslog Holding AG
• TECSYS Inc.

CIBC World Markets reviewed firm values, calculated as market value, plus straight debt, minority interests, straight preferred stock and out-of-the-money convertible securities, less investments in unconsolidated affiliates and cash and cash equivalents, as a multiple of latest 12 months and calendar year 2004 estimated revenue.  All multiples were based on closing stock prices on June 25, 2004.  Estimated financial data for the selected companies were based on First Call estimates and publicly available research analysts’ estimates.  Estimated financial data for Catalyst were based on internal estimates of Catalyst’s management.  CIBC World Markets then applied a range of selected multiples of latest 12 months and calendar year 2004 estimated revenue derived from the selected companies to corresponding financial data of Catalyst.  This analysis indicated the following implied per share equity reference range for Catalyst, as compared to the merger consideration:

Implied Per Share Equity Reference Range	Merger Consideration
$1.22 - $4.53	$2.50

Selected Precedent Transactions Analysis.  CIBC World Markets reviewed the firm values and implied transaction multiples in the following 11 selected transactions in the supply chain management and enterprise resource planning industries:

Acquiror	Target

• Retalix Ltd.	• OMI International, Inc.
• chinadotcom corporation	• Pivotal Corporation
• Epicor Software Corporation	• Scala Business Solutions NV
• SSA Global Technologies, Inc.	• EXE Technologies, Inc.
• Geac Computer Corporation Limited	• Comshare, Incorporated
• Advent International Corporation	• Aspen Technology, Inc.
• Thoma Cressey Equity Partners Inc. and LLR Partners Inc.	• Prophet 21, Inc.
• Symphony Technology Group	• Industri-Matematik International Corp.
• Manhattan Associates, Inc.	• Logistics.com, Inc.
• Geac Computer Corporation Limited	• Extensity, Inc.
• Lawson Software, Inc.	• Armature Holdings Ltd.

CIBC World Markets reviewed enterprise values, calculated as the equity value implied for the target based on the consideration offered in the selected transaction, plus debt, less cash and cash equivalents, as a multiple of latest 12 months revenue.  Estimated financial data for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.  Estimated financial data for Catalyst were based on internal estimates of Catalyst’s management.  CIBC World Markets then applied a range of selected multiples of latest 12 months revenue derived from the selected transactions to corresponding financial data of Catalyst.  This analysis indicated the following implied per share equity reference range for Catalyst, as compared to the merger consideration:

Implied Per Share Equity Reference Range	Merger Consideration
$0.46 - $2.78	$2.50

Premiums Paid Analysis.  CIBC World Markets reviewed the premiums paid in 301 transactions, including 98 going-private transactions, with enterprise values of up to $100 million announced between June 25, 2002 and June 25, 2004 relative to the closing stock prices for the targets in such transactions one trading day, five trading days and 20 trading days prior to public announcement of the transactions.  CIBC World Markets then applied a range of selected premiums derived from these transactions to the closing prices of Catalyst common stock on June 25, 2004 and the five trading days and 20 trading days prior to June 25, 2004.  This analysis indicated the following implied per share equity reference range for Catalyst, as compared to the merger consideration:

Implied Per Share Equity Reference Range	Merger Consideration
$1.90 - $2.07	$2.50

Miscellaneous.  Catalyst has agreed to pay CIBC World Markets upon consummation of the merger an aggregate fee equal to a percentage of the total consideration, including liabilities assumed, to be paid by ComVest in the merger.  It is currently estimated that the aggregate fee payable to CIBC World Markets will be approximately $800,000, of which approximately $550,000 is contingent upon consummation of the merger.  In addition, Catalyst has agreed to reimburse CIBC World Markets for its reasonable expenses, including reasonable fees and expenses of its legal counsel, and to indemnify CIBC World Markets and related parties against liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.

CIBC World Markets and its affiliates in the past have provided services to Catalyst unrelated to the proposed merger, for which services CIBC World Markets and its affiliates have received compensation.  In the ordinary course of business, CIBC World Markets and its affiliates may actively trade securities of Catalyst and affiliates of ComVest for their own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in those securities.

Catalyst selected CIBC World Markets as its financial advisor based on CIBC World Markets’ reputation and experience.  CIBC World Markets is an internationally recognized investment banking firm and, as a customary part of its investment banking business, is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

Certain Effects of the Merger

Current Catalyst stockholders will not have an opportunity to continue their equity interest in Catalyst after the merger.  Upon completion of the merger, Catalyst common stock will no longer be quoted on OTC Bulletin Board, trading information will no longer be available and the registration of Catalyst common stock under the Exchange Act will be terminated.  The holders of the Company’s 12% Notes have the option, however, of receiving payment in stock of the surviving company.  See “Interests of Certain Persons in the Merger – Financing Arrangements.”

The receipt of cash pursuant to the merger will be a taxable transaction.  See “- Certain Federal Income Tax Consequences.”

Certain Federal Income Tax Consequences

The following is a general discussion of certain material United States federal income tax consequences of the merger to U.S. holders (as defined below) of our common stock.  We base this summary on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable current and proposed United States Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis.  Any change or future provisions of the Code or other legal authorities may alter significantly the tax considerations we describe in this summary.

For purposes of this discussion, we use the term “U.S. holder” to mean:

•

an individual who is a citizen or resident of the United States;

•

a corporation or other entity taxable as a C corporation for federal income tax purposes, created or organized under the laws of the United States or any of its political subdivisions;

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (2) has a valid election in effect under applicable United States Treasury Regulations to be treated as United States person; or

•

an estate the income of which is subject to United States federal income tax regardless of its source.

This discussion assumes that you hold the shares of our common stock as a capital asset within the meaning of Section 1221 of the Code.  This discussion does not address all aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances, or that may apply to you if you are subject to special treatment under the United States federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, tax-exempt organizations, financial institutions, mutual funds, United States expatriates, stockholders who hold shares of our stock as part of a hedge, straddle, constructive sale or conversion transaction, or stockholders who acquired their shares of our common stock through the exercise of employee stock options or other compensation arrangements).  In addition, the discussion does not address any tax considerations under state, local or foreign laws or federal laws other than those pertaining to the federal income tax that may apply to you.

This discussion is not intended to represent a detailed description of the federal income tax consequences applicable to a particular stockholder in view of that stockholder’s particular circumstances, nor is it intended to represent a detailed description of the federal income tax consequences applicable to investors subject to special treatment under the federal income tax laws.  We urge you to consult your own tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for our common stock pursuant to the merger.

Characterization of the Merger for Federal Income Tax Purposes.  For United States federal income tax purposes, acquisition sub will be disregarded and the merger will be treated as a purchase by ComVest of Catalyst stock.  Accordingly, the receipt of cash in the merger by U.S. holders of our common stock will be a taxable transaction for United States federal income tax purposes (and may also be a taxable transaction under applicable state, local and foreign tax laws).

Tax Treatment of Merger to Stockholders – In General.  In general, for United States federal income tax purposes, a U.S. holder of our common stock will recognize either gain or loss in an amount equal to the difference between (1) the amount of cash received in exchange for such shares and (2) the U.S. holder’s adjusted tax basis in such shares.  If your holding period in our shares surrendered in the merger is greater than one year as of the effective time of the merger, the gain or loss you recognize will be taxed as long-term capital gain or loss.  If you acquired different blocks of our stock at different times or different prices, you must determine your tax basis and holding period separately with respect to each block of our stock.

Tax Treatment of Capital Gains and Losses by Non-Corporate Taxpayers.  In the case of non-corporate taxpayers (such as individuals, trusts and estates), net long-term capital gains are taxed at preferred rates which are currently 5% and 15%.  Net gains from capital assets held for one year or less (“short-term capital gains”) are taxed at the same rate that applies to ordinary income.

A non-corporate taxpayer may deduct capital losses to the extent of capital gains recognized by the taxpayer during the taxable year, plus $3,000.  Unused capital losses may not be carried back but may be carried forward indefinitely until they are fully utilized or the taxpayer dies.  Thus, an individual stockholder who has a capital loss on the merger, and has no other capital gains or losses, could deduct $3,000 per year until the loss is fully deducted or the stockholder dies.

Tax Treatment of Capital Gain and Losses by C Corporations.  In the case of a C corporation, no preferable rates apply to long-term capital gains.  Capital losses are deductible only to the extent of capital gains.  C corporations may not use any part of their capital losses to reduce ordinary taxable income under Section 1211(a) of the Code.  Rather, a C corporation deducts its capital losses against its capital gains for the taxable year.  If a C corporation sustains capital losses in excess of capital gains in the taxable year, in general and subject to limitations, the corporation may carry the net capital loss back three years and forward five years until it is used.  The amount of net capital loss, whether long or short-term, carried back or carried forward to another year is treated as a short-term capital loss in the year to which it is carried under Section 1212(a)(1) of the Code.

Backup Withholding.  Under the Code, a holder of our stock may be subject, under certain circumstances, to backup withholding at a rate of 28% with respect to the amount of cash received in the merger, unless you provide proof of an applicable exemption or a correct taxpayer identification number, and otherwise comply with the applicable requirements of the backup withholding rules.  Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against your United States federal income tax liability, if any, provided that you furnish the required information to the Internal Revenue Service in a timely manner.

Information Concerning Catalyst Common Stock

Catalyst’s common stock currently is quoted on the OTC Bulletin Board under the symbol “CLYS.OB.”

As of the record date for the special meeting, there were _________ shares of Catalyst common stock outstanding, which were held by approximately ______ holders of record.

The following table sets forth during the periods indicated the high and low bid prices of the Catalyst common stock as reported on the OTC Bulletin Board.

	High	Low
2004
Quarter ended March 31	$1.90	$1.25
Quarter ended June 30	$2.30	$1.25

2003
Quarter ended March 31	$1.00	$0.50
Quarter ended June 30	$0.95	$0.65
Quarter ended September 30	$1.45	$0.80
Quarter ended December 31	$1.99	$1.10

2002
Quarter ended March 31	$3.27	$1.80
Quarter ended June 30	$3.25	$1.60
Quarter ended September 30	$2.10	$1.13
Quarter ended December 31	$1.70	$0.41

On June 28, 2004, the most recent trading day prior to the announcement of the execution of the merger agreement, the closing per share bid price of the Catalyst common stock was $1.30, and on ________, 2004, the last trading day before the filing of this document, the closing per share bid price of the Catalyst common stock was $_____.

Certain Financial Projections

Catalyst, as a matter of course, has not historically made public forecasts or projections as to future performance or financial data.  However, in connection with seeking potential acquirors, Catalyst distributed certain financial projections for the second, third and fourth quarters of the 2004 fiscal year.  These projections are set forth in Appendix D and are included in this proxy statement only because this information was provided to ComVest and other prospective bidders.  The projections were prepared by management of Catalyst and were not prepared with a view towards public disclosure.  The projections do not purport to present operations in accordance with GAAP.  The projections reflect certain adjustments made by our management, and our independent auditors have not examined or compiled the projections and accordingly assume no responsibility for them.  Catalyst’s internal financial forecasts (upon which the projections were based in part) are, in general, prepared solely for internal use and capital budgeting and other management decisions and are subjective in many respects, and thus susceptible to, interpretations and periodic revision based on actual experience and business developments.  The projections also reflect numerous assumptions made by our management with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond Catalyst’s control.  Accordingly, there can be no assurance that the financial projections will prove accurate.  In addition, these projections were based upon the actual results for our first quarter of 2004 and the expected results for the remainder of the year.  They were not updated to reflect our actual second quarter results and were not viewed to reflect such second quarter results.  See “Forward-Looking Information.”

INTERESTS OF CERTAIN PERSONS IN THE MERGER

In considering the merger, Catalyst stockholders should be aware that certain directors and officers of the Company have interests in the merger in addition to their interests solely as stockholders of Catalyst, as described below.

Change-in-Control Agreements

Each of Messrs. James B. Treleaven, David H. Jacobson, John K. Gorman, David A. March and Nigel Davies, who are senior executives of the Company, is a party to an agreement with Catalyst which could be affected by the merger.  Under Mr. Treleaven’s employment agreement, if Mr. Treleaven were to be terminated without cause following the merger, he would be entitled to receive a severance payment equal to his then-current base salary until the earlier of one year after the date of his employment termination or the day that he obtains other employment.  Mr. Treleaven would also be entitled to receive continuation on the same basis as other employees of the Company in medical, dental, vision and prescription insurance coverages for the same period.  In order to obtain these benefits, Mr. Treleaven would be required to sign a general release releasing the Company and its affiliates from claims and liabilities and would also be required to comply with certain restrictive covenants set forth in his agreement.

Under Mr. Treleaven’s agreement, cause is defined as:  (1) any willful failure, or any grossly negligent performance, by Mr. Treleaven of his duties to the Company which is not cured within 30 days after which the Company has delivered written notice to Mr. Treleaven which identifies the failure; (2) the commission by Mr. Treleaven of any act of fraud, dishonesty, disloyalty or misconduct involving the Company or its business; (3) the commission by Mr. Treleaven of any act which constitutes a felony under applicable law, which in the reasonable judgment of the Company, substantially relates to his employment with the Company; or (4) a material breach by Mr. Treleaven of any of his obligations under the agreement, including the restrictive covenants set forth therein.

The agreements between the Company and Messrs. Jacobson, Gorman and March, respectively, each provide that in the event that such executive were to be terminated without cause at any time within one year following a change in control, such executive would be entitled to receive as severance six months of base salary paid out over the six-month period following the termination of employment.  In addition, each of such executives would be entitled to participate for a six-month period in medical, dental, vision and prescription drug insurance plans generally provided by the Company or its successor to its executive employees.  Each of such benefits is conditioned upon the executive executing a general release in which he releases the Company and its affiliates from claims and liabilities and also subject to the compliance by the executive of restrictive covenants to which he is a party.

The agreement for Mr. Davies is the same as those for Messrs. Jacobson, Gorman and March, with the exception that Mr. Davies would be entitled to three months of base salary upon his termination without cause and would be entitled to participate for a three-month period in medical, dental, vision and insurance drug plans provided by the Company.  There is no specific definition of cause in any of the agreements with Messrs. Jacobson, Gorman, March and Davies or any specific definition of a change in control, although the Company believes that the merger would be deemed a change in control thereunder.

The following table illustrates the severance benefits that Messrs. Treleaven, Jacobson, Gorman, March and Davies would be entitled to if the executives’ employment were terminated in connection with completion of the merger and the executives were entitled to benefits under the change-in-control agreements described above.

Name	Base Salary	Total Cash Severance Payment	Insurance Benefits	Total
James B. Treleaven	$310,000	$310,000	$12,162	$322,162
David H. Jacobson	$185,000	$92,500	$6,081	$98,581
John K. Gorman	$185,000	$92,500	$6,081	$98,581
David A. March	$185,000	$92,500	$6,081	$98,581
Nigel Davies	$169,950	$42,488	$3,040	$45,528

Each of Messrs. Treleaven, Jacobson, Gorman, March and Davies is also party to a letter agreement with the Company which accelerates the vesting of his options upon a change in control.  Each of these letter agreements is generally the same, except for the agreement with Mr. Treleaven.  Mr. Treleaven’s agreement provides that his options would not accelerate following a change in control if he is offered the opportunity to serve as president and chief executive officer of the surviving corporation at the same general salary and benefit levels which applied to him prior to the change in control.  Catalyst has agreed that Mr. Treleaven's options will be deemed accelerated upon the merger.  Each of the letter agreements generally define the term change in control in the same way.  Under each of such agreements, consummation of the merger will result in a change in control.  Another one of our officers, S. Michael Godshall, also has an agreement with Catalyst which provides that his options will accelerate in connection with the merger if his employment is terminated as a direct result of the merger.  Because Catalyst does not intend to terminate Mr. Godshall’s employment in connection with the merger, Mr. Godshall’s options will not vest at the time of the merger.

Since many of the options held by Messrs. Treleaven, Jacobson, Gorman, March and Davies are in-the-money, the vesting of such options under these agreements in connection with the merger will result in payments to such individuals.  The table set forth below under “ – Treatment of Options and Warrants” sets forth the net cash amount to be received by each of such individuals in connection with the merger as a result of their options.

The Company and Mr. Douglas B. Coder, former chairman of the board of the Company, are parties to an agreement which provides that Mr. Coder is entitled to receive an annual base salary of $100,000 for the two-year period commencing June 25, 2004.  Mr. Coder is also entitled to participate in the Company’s dental and insurance drug benefits through December 31, 2011.

Voting Agreement

All five members of the board of directors, who own beneficially or of record in the aggregate approximately 25% of Catalyst’s outstanding common stock, have entered into a voting agreement with ComVest.  Under the terms of the voting agreement, they have granted an irrevocable proxy to ComVest to vote at the special meeting or in any action by written consent of the stockholders all of their Catalyst common stock (1) in favor of the approval and adoption of the merger agreement and the merger and all other transactions contemplated by the merger agreement and the voting agreement, (2) against any action, agreement, transaction or proposal that would result in a breach of any covenant, representation, warranty or obligation of Catalyst under the merger agreement or that could result in any of the conditions to the Company’s obligations under the merger agreement not being fulfilled, and (3) in favor of any other matter necessary to the consummation of the transactions contemplated by the merger agreement.  The voting agreement also prohibits each of them, prior to the termination of the agreement, from (a) selling, assigning, transferring, pledging, disposing of or otherwise encumbering any of his shares of Catalyst common stock, (b) depositing any shares into a voting trust or granting any proxy or power of attorney with respect thereto that is inconsistent with the voting agreement, (c) entering into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of his shares of Catalyst common stock, (d) taking any action that would make any representation or warranty of such stockholder untrue in any material respect or have the effect of preventing or disabling such stockholder from performing his obligations thereunder, or (e) soliciting, initiating or encouraging the submission of a competing transaction, or participating in any discussions or negotiations regarding, or furnishing to any person any information with respect to, or otherwise cooperating in any way with respect to, or assisting, participating in, facilitating or encouraging a superior proposal (except this last prohibition does not bind them in their roles as directors and/or executive officers of Catalyst).  The voting agreement terminates at the earliest of the effective time of the merger or the date the merger agreement is terminated.

Financing Arrangements

On March 17, 2003, Catalyst entered into a collateral fee and security agreement with Messrs. Roy J. Carver, Douglas B. Coder, Terrence L. Mealy and William G. Nelson, each of whom is a board member and agreed to pledge securities in favor of Catalyst’s bank lender (First National Bank of Muscatine) as back-up collateral for the line of credit with that bank.  Catalyst agreed to pay each pledgor a fee equal to 3 ½% per year of the amount pledged, and granted each of them a security interest in Catalyst’s accounts.  The amounts of securities pledged were as follows:  Mr. Carver ($250,000), Mr. Coder ($125,000), Mr. Mealy ($500,000), and Mr. Nelson ($75,000).  Mr. Mealy was the board member responsible for arranging for, negotiating and finalizing this collateral fee and security agreement.  In exchange for such services, Mr. Mealy received a fee of $20,000 from the Company.  This arrangement was terminated effective February 17, 2004, when the Company replaced this line of credit with a line of credit from Silicon Valley Bank.

In September 2003, Catalyst sold the 12% Notes aggregating $2,125,000 in principal.  Purchasers of the notes included Mr. Mealy (who purchased two notes totaling $1 million in principal), Mr. Carver (who purchased a note in the principal amount of $500,000), Mr. Nelson (who purchased a note in the principal amount of $300,000), and Mr. Coder (who purchased a note in the principal amount of $125,000).  Catalyst’s obligations under each of these notes are secured by a lien on all assets of the Company, pursuant to a security agreement under which Mr. Mealy serves as collateral agent.  This lien is subordinated to the lien of Silicon Valley Bank, with which Catalyst has a $3 million line of credit.  In connection with the purchase of such notes, the purchasers also purchased warrants, which entitle the holders thereof to purchase up to an aggregate of 748,239 shares of Catalyst common stock at an exercise price per share of $1.42.  Mr. Mealy purchased two warrants for a total of 352,112 shares of common stock, Mr. Carver purchased one warrant for 176,056 shares of common stock, Mr. Nelson purchased two warrants for a total of 105,634 shares of common stock and Mr. Coder purchased one warrant for 44,014 shares of common stock.

Under the merger agreement, ComVest has agreed that each holder of the 12% Notes will receive full payment on such notes effective at the time of the merger.  Each holder of the 12% Notes has the option to accept payment for any or all of such principal either (1) in cash, or (2) in shares of stock of the surviving corporation.  The stock to be received would be the same combination of stock which ComVest receives in connection with its capitalization of the surviving corporation.  See “The Merger Agreement – Treatment of 12% Notes and Warrants.”

It is contemplated that each of the holders of the 12% Notes who elects to receive any payments in stock (i.e., a Noteholder) would execute a stockholders agreement, which is attached as an exhibit to the merger agreement.  Under the stockholders agreement, each Noteholder is prohibited from transferring his shares, except for certain estate planning transfers, for a period of two years following the effective time of the merger and, thereafter, can only transfer his shares subject to compliance with a right of first refusal in the surviving company.  In addition, in the event that the controlling stockholders of the surviving corporation, which initially will be ComVest, elect to engage in a transaction which results in the sale of control of the surviving corporation, each of the Noteholders would have the right and obligation to participate in such sale to the same extent as the controlling stockholders.

Since the value of the shares received by the Noteholders is determined at the time of the merger, it is possible that the value of those shares will increase significantly following the merger and that, as a result, the value of stock received by such Noteholders will exceed significantly the amount of outstanding principal of the 12% Notes being repaid.

Indemnification

The merger agreement provides that Catalyst’s officers and directors will have rights to indemnification for all acts or omissions occurring prior to the merger to the extent currently available under Catalyst’s certificate of incorporation and bylaws.  Catalyst intends to extend the coverage of its officers’ and directors’ liability insurance to cover claims asserted after the merger, subject to a cap on the cost of such coverage not to exceed 175% of Catalyst’s current annual cost of such coverage (which is approximately $360,000).  The SEC advises that indemnification for securities laws violations is against public policy and may be unenforceable.

Treatment of Options and Warrants

Each holder of an in-the-money, vested option or warrant shall be entitled to a payment (subject to any applicable withholding taxes, as the case may be) equal to the product of (1) the total number of shares of Catalyst common stock subject to such stock option or warrant, and (2) the difference between $2.50 and the exercise price for the stock option or warrant, payable in cash.

Executive officers and directors of Catalyst hold common stock, in-the-money stock options and in-the-money warrants to purchase the following number of shares of Catalyst common stock and will receive the following amounts of cash as a result of the merger:

Name of executive officer or director	Number of vested in-the-money options or warrants	Net cash amount to be received in the merger upon exercise of options or warrants	Number of shares of common stock owned (not including options or warrants)(1)	Cash amount to be received for shares of common stock in the merger	Aggregate cash amount to be received for common stock, options and warrants(2)

Roy J. Carver	181,056	$197,840	259,742	$649,355	$847,195
Douglas B. Coder	49,014	$55,235	783,146	$1,957,865	$2,013,100
Nigel Davies	85,000	$117,500	-	$ -	$117,500
John K. Gorman	100,000	$106,000	-	$ -	$106,000
David H. Jacobson	200,000	$184,000	-	$ -	$184,000
David A. March	100,000	$106,000	-	$ -	$106,000
Terrence L. Mealy	357,112	$387,981	935,089	$2,337,723	$2,725,704
William G. Nelson	110,634	$121,785	10,000	$25,000	$146,785
James B. Treleaven	200,000(3)	$212,000	12,500	$31,250	$243,250

__________________________

(1)

Includes all shares for which such individual shares voting and investment power and all shares held directly or indirectly for family members of such individual.

(2)

Does not include any amounts to be received in exchange for the 12% Notes held by such individual.

(3)

Calculated assuming all in-the-money options vest in connection with the merger.

Each holder of an option which is out-of-the-money (whether or not vested or exercisable) at the time of the merger and all in-the-money options which are not vested and will not vest in connection with the merger will be canceled for aggregate consideration not to exceed $200,000.  Each holder of a warrant which is out-of-the-money (whether or not vested or exercisable) at the time of the merger will be canceled at the effective time without consideration.

THE MERGER AGREEMENT

The following is a summary of the merger agreement, a copy of which is attached as Appendix A to this proxy statement. This summary is qualified in its entirety by reference to the full text of the merger agreement, which is incorporated herein by reference.  All holders of Catalyst common stock are encouraged to read the merger agreement carefully and in its entirety.

The Merger

The merger agreement provides that upon satisfaction or waiver, to the extent permitted by law, of its terms and conditions, including approval of the merger agreement by the holders of at least a majority of the outstanding Catalyst common stock, acquisition sub will be merged with and into Catalyst, and Catalyst will be the surviving entity of the merger. At the effective time of the merger, the certificate of incorporation of Catalyst in effect immediately prior to such time, but amended in the form attached as an exhibit to the merger agreement, will become the certificate of incorporation of the surviving corporation, and the bylaws of acquisition sub in effect immediately prior to such time will become the bylaws of the surviving corporation, in each case until such documents are amended or restated.  See Sections 1.1 and 1.3 of the merger agreement.

Effective Time

The merger agreement provides that the merger will become effective upon the filing of a certificate of merger with the Delaware Secretary of State or such later time as the parties shall agree and designate in such filing.  See Section 1.2 of the merger agreement.   We expect to make this filing simultaneously with the closing of the merger.  Moreover, the closing of the merger is expected to take place shortly after the special meeting.

Conversion of Shares

At the effective time of the merger, each share of Catalyst common stock outstanding immediately prior to the effective time (other than shares held by ComVest, acquisition sub or any other subsidiary of ComVest or of Catalyst or shares held by stockholders who have perfected their dissenter’s rights) will, by virtue of the merger and without any action on the part of any holder thereof, be converted into the right to receive $2.50 in cash. No interest will be paid on such amount. At the effective time of the merger, each share of Catalyst common stock owned by ComVest, acquisition sub or any subsidiary of ComVest immediately prior to the effective time of the merger will be cancelled and cease to exist, and no payment will be made with respect to such shares.  The amount of cash payable at the effective time of the merger for each share of Catalyst common stock shall be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Catalyst common stock), reorganization, recapitalization or other like change with respect to Catalyst common stock occurring after June 28, 2004 and prior to the effective time of the merger.  In addition, at the effective time of the merger, each share of the capital stock of acquisition sub outstanding immediately prior to the effective time shall be converted into one share of common stock of the surviving entity of the merger.  See Section 1.4 of the merger agreement.

Exchange of Certificates

As soon as possible after the effective time of the merger, each holder of record of a certificate (or certificates) which immediately prior to the effective time of the merger represented outstanding shares of Catalyst common stock, will receive: (1) a letter of transmittal, and (2) instructions to effect the surrender of the shares of Catalyst common stock in exchange for $2.50 per share in cash. No interest will be paid on that amount.

Upon surrender of shares of Catalyst common stock for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Catalyst, together with such letter of transmittal, duly executed, and any other required documents, the holder of such shares of Catalyst common stock will receive $2.50 per share in cash. Upon surrender, the shares of Catalyst common stock will be cancelled. No dividends or other distributions with respect to Catalyst common stock declared or made after the effective time of the merger with a record date after such effective time will be paid to the holder of any unsurrendered shares of Catalyst common stock and from and after the effective time of the merger, the Catalyst common stock will represent only the right to receive $2.50 per share in cash.  See Section 1.8 of the merger agreement.

Treatment of 12% Notes and Warrants

12% Notes.  At the effective time of the merger, each of Catalyst’s then outstanding and unpaid 12% Notes will, upon the consent of the holders of such notes, be cancelled and the holders of the 12% Notes will be entitled to receive from the surviving entity payment in full of the then outstanding principal balances plus all accrued but unpaid interest through the effective date of the merger.  Upon the closing of the merger, ComVest will deposit cash in an amount equal to the payments due thereunder with the Paying Agent.  As soon as reasonably practical after the effective date of the merger and upon receipt from the holders of the 12% Notes of the original notes for cancellation, ComVest and the surviving corporation will cause the Paying Agent to make payment to the holders of the 12% Notes of the amounts to which they are entitled.  Notwithstanding the foregoing, and in lieu of the payment described in the immediately preceding sentence, each of the holders of the 12% Notes has the option to elect to receive the same capital stock of the surviving entity, on a pro rata basis, as received by ComVest in connection with ComVest’s capitalization of, and investment in, Catalyst (including ComVest’s expenses in connection with the transaction), upon cancellation of any or all of their 12% Notes.  Any holders of 12% Notes who elect to receive capital stock of the surviving corporation must, as a condition to the receipt thereof, execute a stockholders agreement.  See “Interests of Certain Persons in the Merger – Financing Arrangements” and Section 1.7(a) of the merger agreement.

Warrants.  The holders of any warrants to acquire Catalyst common stock that have an exercise price per share of less than $2.50 and that are vested immediately prior to the effective time of the merger, or will automatically vest in connection with the consummation of the merger, will be entitled to receive, as soon as practicable after the effective time of the merger, a cash payment in an aggregate amount equal to the product of (1) the excess of $2.50 over the exercise price per share of the warrant, and (2) the number of shares of Catalyst common stock for which such warrants were exercisable, less any applicable withholding taxes.  Each warrant which has an exercise price equal to or greater than $2.50 (whether vested or exercisable) will automatically be cancelled without any consideration as of the effective time of the merger.  See Section 1.7(b) of the merger agreement.

Treatment of Stock Options

Each option to acquire Catalyst common stock that is outstanding immediately prior to the effective time of the merger, whether or not then exercisable or vested or unvested, will without further action be cancelled and converted into rights to receive the consideration, if any, described below.

The holders of any options to acquire Catalyst common stock that have an exercise price per share less than $2.50 and (a) that are vested immediately prior to the effective time of the merger, or (b) that automatically vest upon or in connection with the consummation of the merger without any action on the part of Catalyst, its board of directors or any committee thereof, will be entitled to receive, as soon as practicable after the effective time of the merger, from the surviving entity a cash payment in an aggregate amount equal to the product of (1) the excess of $2.50 over the exercise price per share of the options, and (2) the number of shares of Catalyst common stock for which such options were exercisable, less any applicable withholding taxes.  Each option to acquire Catalyst common stock that is not vested immediately prior to the effective time of the merger or which will not vest upon or in connection with the consummation of the merger and each option to acquire Catalyst common stock that is vested or which will vest upon or in connection with the consummation of the merger but which has an exercise price equal to or greater than $2.50 will be cancelled in exchange for aggregate consideration not to exceed $200,000.  See Section 1.5 of the merger agreement.

Directors and Officers

The merger agreement provides that the directors of acquisition sub immediately before the merger will be the directors of the surviving corporation.  The current sole director of acquisition sub is Carl Kleidman.  The merger agreement also provides that the officers of Catalyst immediately prior to the effective time will continue to serve as officers immediately following the effective time.  See Section 1.3(b) of the merger agreement.

Representations and Warranties

Representations and Warranties of Catalyst.   The merger agreement contains customary representations and warranties of Catalyst, the material ones of which relate to:

•

Catalyst's proper organization, qualification, good standing and other corporate organizational matters;

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Catalyst's capital structure, the number of its authorized and outstanding shares of common stock and the number and terms of outstanding options and warrants to purchase common stock;

•

the accuracy and completeness of Catalyst’s filings with the SEC, including Catalyst’s financial statements;

•

Catalyst's compliance with applicable laws and its possession of all permits, licenses, variances, exemptions, orders, authorizations and approvals of public and governmental authorities which are material to the operation of its business;

•

the absence of any agreements or laws conflicting with the merger or any of the transactions contemplated by the merger agreement;

•

the absence of any judgment or pending or threatened lawsuit or proceeding that challenges, or may have the effect of preventing, delaying or making illegal the merger or any of the other transactions contemplated by the merger agreement or any agreement executed in connection with the merger agreement;

•

the valid title of Catalyst to all assets which are material to its business, free and clear of liens or conflicting ownership rights;

•

Catalyst’s ownership of its proprietary assets;

•

Catalyst's compliance with applicable environmental laws;

•

maintenance by Catalyst of proper accounting controls and accurate books and records;

•

maintenance by Catalyst of proper disclosure controls and procedures as required under the Exchange Act;

•

the absence of any material adverse change or event since March 31, 2004 relating to the business, properties and condition of Catalyst, its capital stock or its accounting principles, practices or methods;

•

the absence of anti-takeover or similar laws applicable to Catalyst or the merger;

•

the absence of any untrue statements of a significant fact or any omission of a significant fact relating to the representations and warranties of Catalyst in the merger agreement; and

•

other representations and warranties relating to due authorization of the merger and the merger agreement by Catalyst, and the validity and enforceability thereof.

See Article 2 of the merger agreement.

Representations and Warranties of ComVest and Acquisition Sub.  The merger agreement contains customary representations and warranties of ComVest and acquisition sub, the material ones of which relate to:

•

their proper organization, qualification, good standing and other corporate organizational matters;

•

ComVest having sufficient cash and other financial resources sufficient to make full payment of the merger consideration and pay all associated costs and expenses contemplated by the merger agreement; and

•

other representations and warranties relating to due authorization of the merger and the merger agreement by ComVest and acquisition sub, and the validity and enforceability thereof.

See Article 3 of the merger agreement.

Conduct of Catalyst's Business Prior to the Merger

Catalyst has agreed that prior to the effective time of the merger, unless ComVest otherwise consents in writing, the businesses of Catalyst and its United Kingdom subsidiary will be conducted only in the ordinary course of business and in a manner consistent with past practice.  In addition, Catalyst has agreed to use its commercially reasonable efforts, consistent with its past practices, to preserve substantially intact the business organization of Catalyst and its United Kingdom subsidiary, to keep available the services of the current officers, employees and consultants of Catalyst and its United Kingdom subsidiary and to preserve the current relationships of Catalyst and its United Kingdom subsidiary with customers, suppliers and other persons with which Catalyst or its United Kingdom subsidiary has significant business relations.  Catalyst also has agreed that prior to the effective time of the merger, except as expressly contemplated by the merger agreement or in connection with the liquidation of Catalyst’s Brazilian subsidiary, unless ComVest otherwise consents in writing, Catalyst will not, and will cause each of its subsidiaries not to:

•

amend or otherwise change its certificate of incorporation or bylaws;

•

issue, sell, pledge, dispose of, grant or encumber or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (1) any shares of any class of capital stock of Catalyst or any of its subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Catalyst or any of its subsidiaries (except for the issuance of a maximum of 2,962,594 shares of Catalyst common stock issuable pursuant to Catalyst’s options and warrants outstanding on June 28, 2004), or (2) any assets of Catalyst or any of its subsidiaries, except in the ordinary course of business and in a manner consistent with past practice;

•

declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of Catalyst’s capital stock;

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reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of Catalyst’s capital stock;

•

acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any significant amount of assets;

•

incur any indebtedness for borrowed money (other than borrowings under Catalyst’s line of credit with the Silicon Valley Bank in an amount not to exceed $1.25 million at the effective time) or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person, or make any loans or advances, or grant any security interest in any of its assets except in the ordinary course of business and consistent with past practice;

•

enter into any contract or agreement, other than in the ordinary course of business and consistent with past practice;

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authorize, or make any commitment with respect to, any single capital expenditure which is in excess of $50,000 or capital expenditures which are, in the aggregate, in excess of $250,000 for Catalyst and its subsidiaries taken as a whole;

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enter into or amend any contract, agreement, commitment or arrangement with respect to any matter described in the immediately preceding four items;

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hire additional management employees (or hire other employees other than in the ordinary course of business and consistent with past practices) or increase the compensation payable or to become payable or the benefits provided to its directors, officers or employees, except for increases in the ordinary course of business and consistent with past practice in salaries, wages, bonuses, incentives or benefits of employees of Catalyst or its subsidiaries who are not directors or officers of Catalyst or its subsidiaries, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Catalyst or of its subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit-sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee;

•

take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures;

•

make any tax election or settle or compromise any United States federal, state, local or non-United States income tax liability;

•

pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the balance sheets of Catalyst dated as of December 31, 2003 or subsequently incurred in the ordinary course of business and consistent with past practice;

•

amend, modify or consent to the termination of any material contract, or amend, waive, modify or consent to the termination of any material rights of Catalyst or any of its subsidiaries thereunder, except for non-material amendments, supplements or modifications in the ordinary course of business consistent with past practices;

•

commence or settle any legal proceeding if the settlement is for an amount greater than the amount demanded by the third party;

•

permit any of the proprietary assets owned by Catalyst or any of its subsidiaries to lapse or to be abandoned, dedicated, or disclaimed, fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every proprietary assets owned by Catalyst or any of its subsidiaries;

•

fail to make in a timely manner any filings with the SEC required under the Securities Act of 1933, as amended, the Exchange Act, or the rules and regulations promulgated thereunder; or

•

announce an intention, enter into any formal or informal agreement or otherwise make a commitment, to do any of the foregoing.

See Section 4.2 of the merger agreement.

Conditions to the Merger

The obligations of Catalyst, ComVest and acquisition sub to complete the merger are subject to satisfaction or waiver (if waiveable under applicable law) at or prior to the effective time of the merger, of the following conditions:

•

the holders of at least a majority of the outstanding Catalyst common stock shall have adopted the merger agreement;

•

no temporary restraining order, injunction or other order preventing the consummation of the merger shall have been issued by any governmental body and there shall not be any legal requirement enacted or deemed applicable to the merger that makes consummation of the merger illegal; and

•

all consents, approvals and authorizations (including, without limitation, consents, approvals and authorizations under the 12% Notes or any material contract, stock option or warrant which, in the reasonable discretion of ComVest, are necessary or desirable in connection with the merger and the other transactions contemplated by the merger agreement) shall have been obtained and shall be in full force and effect.

See Article 8 of the merger agreement.

Additionally, the obligation of Catalyst to complete the merger is subject to the satisfaction or waiver (if waiveable under applicable law), at or prior to the effective time of the merger, of the following conditions:

• the accuracy of ComVest's representations and warranties; and • the performance by ComVest and acquisition sub of their obligations under the merger agreement.

See Article 7 of the merger agreement.

Additionally, the obligation of ComVest and acquisition sub to complete the merger is subject to satisfaction or waiver (if waiveable under applicable law), at or prior to the effective time of the merger, of the following conditions:

•

the accuracy of Catalyst’s representations and warranties;

•

the performance by Catalyst of its obligations under the merger agreement;

•

the absence of any pending or threatened legal proceeding in which a governmental body is or is threatened to become a party or is otherwise involved, and the failure of ComVest or Catalyst to have received any communication from any governmental body in which such governmental body indicates the possibility of commencing any legal proceeding or taking any other action: (1) challenging or seeking to restrain or prohibit the consummation of the merger or any of the other transactions contemplated by the merger agreement or any of the agreements executed in connection with the merger agreement; or (2) otherwise materially affecting the merger or materially and adversely affecting the assets or operations and any of the parties after the effective time of the merger;

•

the absence of any pending or threatened legal proceeding in which, in the reasonable judgment of ComVest, there is a reasonable possibility of an outcome that could have a material adverse effect on either Catalyst or ComVest: (1) challenging or seeking to restrain or prohibit the consummation of the merger or any of the other transactions contemplated by the merger agreement; or (2) otherwise materially affecting the merger or materially and adversely affecting the assets or operations and any of the parties after the effective time of the merger;

•

the holders of no more than 10% of Catalyst’s common stock having exercised, and not withdrawn or otherwise lost, their appraisal rights pursuant to Section 262 DGCL;

•

the absence of any material adverse effect on Catalyst since June 28, 2004;

•

the indebtedness for borrowed money of Catalyst and its subsidiaries (exclusive of capital leases, indebtedness under the 12% Notes and indebtedness to S. Michael Godshall or Catalyst Consulting Services, Inc.) as of the closing not being in excess of $1.25 million, provided that such threshold will be increased on a dollar-for-dollar basis to the extent that Catalyst makes any payments to Hasbro, Inc. under a judgment that Hasbro, Inc has received against Catalyst; and

•

the payment by Catalyst, or the amount of cash of Catalyst being sufficient to pay, as of the effective time of the merger, all expenses incurred by Catalyst in connection with the transactions contemplated by the merger agreement.

See Section 6 of the merger agreement.

No Solicitation of Alternative Transactions

Catalyst has agreed that none of it, any of its subsidiaries, or any of their respective directors, officers or employees will, and that it will use commercially reasonable efforts to cause it and its subsidiaries, agents, advisors and representatives not to:

•

solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its stockholders) that constitutes, or may reasonably be expected to lead to, an acquisition proposal of 20% or more of any class or series of equity securities of Catalyst or any of its subsidiaries, any tender offer or exchange offer which, if consummated, would result in any person beneficially owning 20% or more of any class or series of equity securities of Catalyst or any of its subsidiaries, any merger, consolidation, business combination, sale or other transfer of assets, recapitalization, share exchange, liquidation, dissolution, divestiture, reorganization or other extraordinary corporate transaction involving Catalyst or any of its subsidiaries, any sale, lease, exchange, transfer or other disposition of all or a substantial part of the assets of Catalyst or any of its subsidiaries, or any other transaction which, if consummated, would reasonably be expected to impede, interfere with, prevent or materially delay the merger or any solicitation in opposition to approval of the merger agreement (any such transaction, a “competing transaction”);

•

enter into or maintain or continue discussions or negotiations with any person or entity in furtherance of such inquiries or to obtain a proposal or offer for a competing transaction;

•

agree to, approve, endorse or recommend any competing transaction or enter into any letter of intent or other contract, agreement or commitment contemplating or otherwise relating to any competing transaction; or

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authorize or permit any of the officers, directors or employees of Catalyst or its subsidiaries, or any investment banker, financial advisor, attorney, accountant or other representative retained by Catalyst or its subsidiaries, to take any such action.

However, if Catalyst's board of directors determines with the advice of counsel that it is required to do so in the exercise of its fiduciary duties to Catalyst or its stockholders, the Catalyst board may furnish information to, and enter into discussions with, a person who has made an unsolicited, written, bona fide proposal or offer regarding a competing transaction if the Catalyst board has:

•

determined, in its good faith judgment, after consultation with a financial advisor of internationally recognized reputation and independent legal counsel, that such proposal or offer constitutes a superior proposal;

•

determined, in its good faith judgment, after consultation with independent legal counsel that, in light of such superior proposal, the furnishing of such information or entering into discussions is required to comply with its fiduciary obligations to Catalyst and its stockholders under applicable legal requirements;

•

provided written notice to ComVest of its intent to furnish information or enter into discussions with such person at least three business days prior to taking any such action; and

•

obtained from such person an executed confidentiality agreement on terms no less favorable to Catalyst than those contained in the confidentiality agreement between Catalyst and ComVest (it being understood that such confidentiality agreement and any related agreements shall not include any provision calling for any exclusive right to negotiate with such party or having the effect of prohibiting ComVest from satisfying its obligations under the merger agreement).

Under the merger agreement, a proposed transaction will be deemed to be a superior proposal if there is an unsolicited written bona fide offer made by a third party to consummate:  (1) a merger, consolidation, share exchange, business combination or other similar transaction involving Catalyst pursuant to which the stockholders of Catalyst immediately preceding such transaction would hold less than 50% of the equity interest in the surviving or resulting entity of such transaction; (2) the acquisition by any person or group (including by means of a tender offer or an exchange offer or a two-step transaction involving a tender offer followed with reasonable promptness by a cash-out merger involving Catalyst), directly or indirectly, of ownership of 100% of the then outstanding shares of stock of Catalyst; or (3) the sale, lease, exchange, transfer, or other disposition by Catalyst of all or substantially all of its assets, in each case on terms (including conditions to consummation of the contemplated transaction) that the Catalyst board determines, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), to be more favorable to Catalyst stockholders than the merger and which is fully financed or for which financing, to the extent required, is then committed.

Neither the Catalyst board nor any committee thereof may withdraw or modify or propose to withdraw or modify, in a manner adverse to ComVest or acquisition sub, the approval or recommendation by the Catalyst board or any such committee of the merger agreement, the merger, or any other transaction contemplated by the merger agreement or approve or recommend, or cause or permit Catalyst to enter into any letter of intent, agreement or obligation with respect to, any competing transaction.  However, if the Catalyst board determines, in its good faith judgment prior to the stockholders’ meeting called for by this proxy statement and after consultation with independent legal counsel, that it is required to make a change in its recommendation concerning the merger to comply with its fiduciary obligations to Catalyst and its stockholders under applicable legal requirements, the Catalyst board may change its recommendation concerning the merger, but only:

•

after providing written notice to ComVest advising ComVest that the Catalyst board has received a superior proposal, specifying the material terms and conditions of such superior proposal, and identifying the person making such superior proposal and indicating that the Catalyst board intends to effect a change in its recommendation concerning the merger and the manner in which it intends (or may intend) to do so;

•

if ComVest does not, within five business days of its receipt of Catalyst’s notice that it has received superior proposal, make an offer that the Catalyst board determines, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel) to be at least as favorable to Catalyst’s stockholders as such superior proposal; and

•

to terminate the merger agreement in accordance with Section 9.1(h) of the merger agreement.

See Section 4.5 of the merger agreement.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger under the following circumstances:

• by mutual written consent of Catalyst and ComVest; • by either Catalyst or ComVest if:

•

the Catalyst stockholders meeting shall have been duly held and completed and the stockholders of Catalyst shall have voted on and failed to approve and adopt the merger and the merger agreement;

•

any injunction or other court or governmental order which is final and nonappealable prevents the completion of the merger, as long as the party seeking to terminate the merger agreement has first used all reasonable efforts to remove such injunction or order; or

•

the merger is not completed by October 31, 2004, or such later date as Catalyst and ComVest mutually agree in writing.

• by ComVest if:

•

the Catalyst board withdraws, modifies or changes (or resolves to take such action) in a manner unfavorable to ComVest its recommendation to Catalyst's stockholders of the merger or the merger agreement;

•

the Catalyst board recommends to the stockholders of Catalyst a competing transaction or resolves to take such action or enters into any letter of intent or similar document or any agreement, contract or commitment accepting any competing transaction;

•

Catalyst fails to include in this proxy statement the recommendation of its board in favor of the approval and adoption of the merger agreement and the approval of the merger;

•

through the fault (whether by commission or omission) of Catalyst, the merger is not, prior to September 30, 2004, submitted for the approval of the holders of Catalyst common stock at a meeting of Catalyst stockholders;

•

Catalyst intentionally breaches its obligations under the merger agreement not to solicit a competing transaction;

•

a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of the Catalyst is commenced, and the Catalyst board fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders); or

•

Catalyst is in material breach of any representation, warranty, or covenant in the merger agreement which Catalyst has not cured after its receipt of notice of such breach.

• by Catalyst if:

•

ComVest or acquisition sub is in material breach of any representation, warranty, or covenant in the merger agreement, which ComVest or acquisition sub has not cured after its receipt of notice of such breach; or

•

prior to the meeting of stockholders called for the purpose of approving the merger and the merger agreement, the Catalyst board determines, subject to certain limitations, in its good faith judgment after consultation with independent legal counsel, that it is required to terminate the merger agreement to comply with its fiduciary obligations to Catalyst and its stockholders under applicable legal requirements in order to enter into a definitive agreement with respect to a superior proposal, but only (1) after providing five business days prior written notice to ComVest setting forth in reasonable detail the identity of the person making, and the final terms and conditions of, such superior proposal, and (2) duly considering any proposals that may be made by ComVest during such five business day period and determining, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), that any such proposals would not be at least as favorable to Catalyst’s stockholders as such superior proposal; provided, however, that any termination of the merger agreement pursuant to this provision will not be effective until Catalyst has made full payment of all termination fees and expense reimbursements which it is obligated to pay under the merger agreement.

See Section 9 of the merger agreement.

Termination Fees; Reimbursement of Expenses

Catalyst must pay ComVest a termination fee of $1.25 million, and reimburse ComVest for the out-of-pocket expenses incurred by or on behalf of ComVest in connection with the merger agreement and the related transactions, up to a maximum of $500,000 in the event of the following:

• if ComVest terminates the merger agreement because:

•

the Catalyst board withdraws, modifies or changes (or resolves to take such action) in a manner unfavorable to ComVest its recommendation to Catalyst's stockholders of the merger or the merger agreement;

•

the Catalyst board recommends to the stockholders of Catalyst a competing transaction or resolves to take such action or enters into any letter of intent or similar document or any agreement, contract or commitment accepting any competing transaction;

•

Catalyst fails to include in this proxy statement the recommendation of its board in favor of the approval and adoption of the merger agreement and the approval of the merger;

•

through the fault (whether by commission or omission) of Catalyst, the merger is not, prior to September 30, 2004, submitted for the approval of the holders of Catalyst common stock at a meeting of Catalyst stockholders;

•

Catalyst intentionally breaches its obligations under the merger agreement not to solicit a competing transaction; or

•

a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of Catalyst is commenced, and the Catalyst board fails to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders).

• If either Catalyst or ComVest terminates the merger agreement because:

•

the merger agreement is not approved by Catalyst stockholders at the stockholders’ meeting and prior to time of the failure of the Catalyst stockholders to approve the merger agreement, a competing transaction relating to Catalyst has been publicly announced; or

•

the merger has not been consummated by October 31, 2004, and prior to such termination a competing transaction was publicly announced, and within nine months after such termination Catalyst enters into an agreement providing for its acquisition by a third party.

• If Catalyst terminates the merger agreement in order to enter into a definitive agreement with respect to a superior proposal.

Provided neither ComVest nor acquisition sub is in material breach of its representations and warranties or material covenants and agreements contained in the merger agreement and ComVest, for any reason, fails to consummate the merger and the transactions contemplated by the merger agreement, Catalyst is obligated to reimburse ComVest for ComVest’s expenses incurred in connection with the merger, up to a maximum of $500,000, regardless of whether any other termination fee or expense reimbursement is payable.

Provided that Catalyst is not in material breach of its representations and warranties or material covenants and agreements contained in the merger agreement and Catalyst, for any reason, fails to consummate the merger and the transactions contemplated by the merger agreement, ComVest is obligated to reimburse Catalyst for Catalyst’s expenses incurred in connection with the merger, up to a maximum of $500,000, regardless of whether any other termination fee or expense reimbursement is payable.

See Section 9.4 of the merger agreement.

Dissenters’ Rights

Under Section 262 of the Delaware General Corporation Law (the “DGCL”), any holder of our common stock who does not wish to accept the $2.50 per share merger consideration may dissent from the merger and elect to exercise appraisal rights.  A stockholder who exercises appraisal rights may ask the Delaware Court of Chancery to determine the fair value of his or her shares (exclusive of any element of value arising from the accomplishment or expectation of the merger), and receive payment of fair value in cash, together with a fair rate of interest, if any, provided that the stockholder complies with the provisions of Section 262 of the DGCL.

The following discussion is a summary of the law pertaining to appraisal rights under the DGCL.  The full text of Section 262 of the DGCL is attached to this proxy statement as Appendix C.  All references in Section 262 of the DGCL to a “stockholder” and in this summary to a “stockholder” are to the record holder of the shares of our common stock who asserts appraisal rights.

Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the merger agreement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL.  This proxy statement constitutes such notice, and we attach the applicable statutory provisions to this proxy statement as Appendix C.  This summary of appraisal rights is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the text of Section 262 of the DGCL attached as Appendix C.  Any holder of our common stock, who wishes to exercise appraisal rights or who wishes to preserve the right to do so, should review the following discussion and Appendix C carefully.  Failure to comply with the procedures of Section 262 of the DGCL, in a timely and proper manner, will result in the loss of appraisal rights.  If you lose your appraisal rights, you will be entitled to receive the cash consideration described in the merger agreement.

Stockholders wishing to exercise the right to dissent from the merger and seek an appraisal of their shares must do ALL of the following:

•

The stockholder must not vote in favor of the merger agreement.  Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain.

•

The stockholder must deliver to us a written demand for appraisal before the vote on the merger agreement at the special meeting.

•

The stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger.  A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger.

•

The stockholder must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares within 120 days after the effective time of the merger.  The surviving corporation is under no obligation, and has no intention, to file any petition.

Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL.  The written demand for appraisal must be in addition to and separate from any proxy or vote.

Only a holder of record of shares of our common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of stock registered in that holder’s name.  A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder’s name appears on the stock certificates.  The demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends to demand appraisal of his or her common stock.  Stockholders who hold their shares in brokerage accounts or other nominee forms, and who wish to exercise appraisal rights, should consult with their brokers to determine the appropriate procedures for the nominee holder to make a demand for appraisal of those shares.  A person having a beneficial interest in shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly and in a timely manner the steps necessary to perfect appraisal rights.

A stockholder who elects to exercise appraisal rights under Section 262 of the DGCL should mail or deliver a written demand to: Catalyst International, Inc., 8989 North Deerwood Drive, Milwaukee, Wisconsin 53223, Attention: Secretary.

If we complete the merger, we will give written notice of the effective time of the merger within 10 days after such effective time to each of our former stockholders who did not vote in favor of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL.  Within 120 days after the effective time of the merger, but not later, either the surviving corporation or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of our common stock held by all dissenting stockholders.  The surviving corporation is under no obligation, and has no intention, to file any petition.  Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time may receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which we have received demands for appraisal, and the aggregate number of holders of those shares.  The surviving corporation must mail this statement to the stockholder within 10 days of receipt of the request.

If any party files a petition for appraisal in a timely manner, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the court for notation of the pendency of the appraisal proceedings and any stockholder who fails to comply with such direction may be dismissed from such proceedings.  If the stockholder fails to comply with the court’s direction, the court may dismiss the proceeding against the stockholder.  The Delaware Court of Chancery will thereafter determine the fair value of the shares of our common stock, held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with a fair rate of interest, if any, to be paid on the amount determined to be fair value.

In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors.  The Delaware Supreme Court has stated that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered in the appraisal proceedings.  In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter’s exclusive remedy.  The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the merger agreement.  If no party files a petition for appraisal in a timely manner, then stockholders will lose the right to an appraisal, and will instead receive the cash consideration described in the merger agreement.

The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances.  Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

Stockholders should be aware that the fair value of their shares as determined under Section 262 of the DGCL could be greater than, the same as, or less than the $2.50 merger consideration.  A fairness opinion of an investment banking firm does not in any manner address fair value under Section 262 of the DGCL.

Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL may not, after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective time of the merger).

Any stockholder may withdraw a demand for appraisal and accept the merger consideration by delivering to the surviving corporation a written withdrawal of the demand for appraisal, except that (1) any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation, and (2) no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and may be subject to such conditions as the Delaware Court of Chancery deems just.  If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder’s shares will be converted into the right to receive the merger consideration.

Expenses Incurred by Catalyst in the Transaction

The merger agreement requires Catalyst to pay, and have sufficient cash to pay at the effective time of the merger, all expenses incurred by Catalyst in connection with the merger, including fees relating to the printing, filing and mailing of this proxy statement and all applicable SEC and regulatory filings relating to the merger.  In connection with the proposed merger, Catalyst has already incurred, or will incur, various out-of-pocket costs, currently estimated to total approximately $1.25 million, in connection with consummating the merger.  The exact timing, nature and amount of these costs are subject to change.  See Section 9.4(a) of the merger agreement.

Amendment and Waiver

The merger agreement may be amended or its conditions precedent to closing waived at any time before or after the special meeting, but if after the special meeting, no amendment or waiver shall be made without the further approval of Catalyst’s stockholders which reduces or alters the consideration payable to the stockholders, changes the form or timing of such consideration, alters or changes the certificate of incorporation of the surviving corporation, or changes any other terms and conditions of the merger agreement if the changes would adversely affect the stockholders.  Any amendment to the merger agreement must be in writing and signed by all of the parties.  See Section 11.11 of the merger agreement.

OWNERSHIP OF CATALYST COMMON STOCK

The following table sets forth information regarding the beneficial ownership of Catalyst common stock as of the record date by (1) each person or group that is known by Catalyst to be the beneficial owner of more than 5% of the outstanding shares of Catalyst common stock, (2) each of the named executive officers (within the meaning of Item 402(a)(3) of Regulation S-K under the Exchange Act) and each director of Catalyst, and (3) all executive officers and directors of Catalyst as a group.  Information with respect to beneficial ownership is based upon information furnished by such persons to the Company.  Unless otherwise indicated, the address of each beneficial owner listed below is the Company’s principal executive offices in Milwaukee, Wisconsin.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class

SAP America, Inc. 3999 West Chester Pike Newtown Square, PA 19073	759,485(2)	9.7%

Roy J. Carver c/o Carver Pump Company 2415 Park Avenue Muscatine, IA 52761	479,379(3)	5.9%

Douglas B. Coder 8711 East Pinnacle Peak Road, #127 Scottsdale, AZ 85255	870,599(4)	10.9%

John K. Gorman	250,000	*

David H. Jacobson	250,000	*

David A. March	250,000	*

Terrence L. Mealy 301 East Second Street Muscatine, IA 52761	1,330,731(5)	16.1%

William G. Nelson c/o RTI Software 1001 Warrenville Road, Suite 104 Lisle, IL 60532	130,634(6)	*

James B. Treleaven	512,500	6.1%

All directors and executive officers as a group (8 persons)	4,051,836	40.7%

______________________

*Less than 1% of the outstanding common stock.

(1)

Includes shares which could be acquired pursuant to the exercise of vested stock options and warrants within 60 days of August 6, 2004, including those which vest at the effective time, which the Company expects to occur within such 60-day period, as follows:  Mr. Carver (219,637 shares), Mr. Coder (87,453 shares), Mr. Gorman (250,000 shares), Mr. Jacobson (250,000 shares), Mr. March (250,000 shares), Mr. Mealy (395,642 shares), Mr. Nelson (120,634 shares), Mr. Treleaven (500,000 shares), and all directors and executive offers as a group (2,073,366 shares).

(2)

This information is based on a Schedule 13D filed on September 10, 1999.  The 759,485 shares are directly owned by SAP America, Inc.; however, SAP America, Inc. shares voting power with its parent, SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung, D-69190 Walldorf, Germany.

(3)

Includes 176,506 vested warrants.

(4)

Includes 37,271 shares held by Mr. Coder’s spouse, 286,240 shares held by S&S Partnership, and 104,498 shares held in trust for the benefit of his children.  Mr. Coder disclaims beneficial ownership of all such shares.  Includes 428,009 shares with respect to which Mr. Coder exercises shared voting and investment power.  Includes 44,014 vested warrants.

(5)

Includes 6,000 shares held by Mr. Mealy’s spouse.  Mr. Mealy disclaims beneficial ownership of all such shares.  Includes 6,000 shares with respect to which Mr. Mealy exercises shared voting and investment power.  Includes 352,112 vested warrants.

(6)

Includes 10,000 shares held in a joint account with Mr. Nelson’s spouse, and 105,634 vested warrants.

STOCKHOLDER PROPOSALS

If the merger is approved, Catalyst will cease to be a public company and will not hold any future meetings of its current stockholders.  If the merger is not approved, then Catalyst would anticipate holding an annual meeting of stockholders in 2005 on or about June 23, 2005.  The rules of the SEC permit stockholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with applicable rules.  If a meeting in 2005 is held, stockholder proxy proposals prepared in connection with the proxy rules must be received by Catalyst on or before January 17, 2005.

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not intend to bring any other business before the special meeting and, so far as is known to the board of directors, no matters are to be brought before the special meeting except as specified in the notice of special meeting.  However, as to any other business that may properly come before the special meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors and the special committee.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of June 28, 2004, by and among ComVest Investment Partners II LLC, a Delaware limited liability company (“Parent”), CAT Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Catalyst International, Inc., a Delaware corporation (the “Company”).  Certain other capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

A.

The respective Boards of Directors of Parent, Merger Sub and the Company have each determined that it is fair to and in the best interests of their respective members and shareholders for Parent to acquire the Company upon the terms and subject to the conditions set forth in this Agreement.

B.

In furtherance of such acquisition, the respective Boards of Directors of Parent, Merger Sub and the Company have each determined that it is fair to and in the best interests of their respective members and shareholders for Merger Sub to merge with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of Delaware, as amended (the “DGCL”).

C.

The respective Boards of Directors of Parent, Merger Sub, and the Company have each unanimously approved of the Merger, upon the terms and subject to the conditions set forth in this Agreement, and approved and adopted this Agreement, and the Board of Directors of the Company has unanimously resolved to recommend that holders of the Company Common Stock vote their shares in favor of the Merger.

D.

Parent, Merger Sub and certain shareholders of the Company (the “Stockholders”) have entered into a Stockholders Voting Agreement, dated as of the date hereof (the “Stockholders Voting Agreement”), providing that, among other things, the Stockholders will, subject to the terms of the Stockholders Voting Agreement, grant Parent a proxy to vote their shares of Company Common Stock in favor of the Merger.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, and agreements contained herein, and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

1.

Description of Transaction

1.1

Merger of Merger Sub into the Company.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2) and in accordance with the DGCL, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall cease, and the Company, as a direct, wholly-owned subsidiary of Parent shall continue as the surviving corporation (the “Surviving Corporation”) under the laws of the State of Delaware.  Without limiting the generality of the foregoing, at the Effective Time all property, rights, privileges, powers, immunities, and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities, obligations, and duties of Merger Sub and the Company shall become the debts, liabilities, obligations, and duties of the Surviving Corporation.

1.2

Closing; Effective Time.  As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions specified in Sections 6, 7 and 8 (but in any event not more than three business days after the such satisfaction or waiver), the parties shall cause the Merger to be consummated by causing a Certificate of Merger meeting the requirements of Section 251 of the DGCL (the “Certificate of Merger”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL.  The Merger shall become effective at the time of filing of the Certificate of Merger in accordance with the DGCL or at such later time that the parties shall have agreed upon and designated in such filing as the effective time of the Merger (the “Effective Time”).  Immediately prior to such filing of the Certificate of Merger, a closing (the “Closing”) shall take place at the offices of Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202 at 10:00 a.m., or such other place and time as the parties shall otherwise agree, for the purpose of confirming the satisfaction or waiver, as the case may be, of the conditions set forth in Sections 6, 7 and 8.  The date on which the Closing actually takes place is referred to in this Agreement as the “Closing Date.”

1.3

Certificate of Incorporation and Bylaws; Directors and Officers.  Unless otherwise agreed by the Company and Parent prior to the Closing, at the Effective Time and without any further action on the part of Parent, Merger Sub, or the Company:

(a)

the Certificate of Incorporation of the Company, immediately prior to the Effective Time, but amended in the form attached hereto as Exhibit B, shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time;

(b)

the Bylaws of Merger Sub, immediately prior to the Effective Time, in the form attached hereto as Exhibit B, shall be the Bylaws of the Surviving Corporation after the Effective Time;

(c)

the officers of the Company immediately prior to the Effective Time shall continue to serve in their respective offices of the Surviving Corporation from and after the Effective Time, until their successors are duly elected or appointed and qualified or until their resignation or removal; and

(d)

the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time, until their successors are elected or appointed and qualified or until their resignation or removal.

1.4

Effect on Capital Stock.  At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any shareholder of the Company:

(i)

each share of the Company’s Common Stock, $0.10 par value per share (“Company Common Stock”), issued and outstanding immediately prior to the Effective Time, other than Excluded Shares and Dissenting Shares (as defined below), shall cease to be outstanding and shall be converted into the right to receive cash in the amount of $2.50 (for purposes hereof, the “Merger Consideration”); provided, that the Merger Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock), reorganization, recapitalization or other like change with respect to Company Common Stock occurring after the date hereof and prior to the Effective Time;

(ii)

each share of the capital stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation;

(iii)

each share of Company Common Stock held as of the Effective Time by the Company as treasury shares or by Parent, Merger Sub, or any other subsidiary of Parent (collectively “Excluded Shares”) shall be cancelled and retired and shall cease to exist and no consideration shall be delivered or be deliverable hereunder for such Excluded Shares; and

(iv)

notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have not voted in favor of the Merger or consented thereto in writing and who have properly demanded such shareholders’ rights to appraisal for such shares in accordance with Section 262 of the DGCL (and who have neither effectively withdrawn nor lost their rights to such appraisal) (“Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration as set forth in this Section 1.4, and such shareholders shall be entitled to only such rights as are granted by the DGCL.  If, after the Effective Time, any such dissenting shareholder withdraws, fails to perfect or loses any such right to appraisal, such Dissenting Shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration, without interest, in accordance with this Section 1.4.  The Company shall (i) give prompt notice to Parent of any demands received by the Company for appraisal of shares of capital stock of the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL.  The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

1.5

Company Stock Options.  Except as may otherwise be agreed in writing among the parties, each Company Option (as that term is defined in Exhibit A) that is outstanding immediately prior to the Effective Time, whether or not then exercisable or vested or unvested, shall without further action be cancelled and converted into rights to receive the consideration, if any, described in this Section 1.5.

The holders of any Company Options that have an exercise price per share less than the Merger Consideration and (i) that are vested immediately prior to the Effective Time or (ii) that automatically vest upon or in connection with the consummation of the Merger without any action on the part of the Company, its Board of Directors, or any committee thereof (in either case a “Vested Option”) shall be entitled to receive, as soon as practicable after the Effective Time, from the Surviving Corporation a cash payment in an aggregate amount equal to the product of (A) the excess of the Merger Consideration over the exercise price per share of the Vested Options and (B) the number of shares of Company Common Stock for which such Vested Options were exercisable.  Each Company Option that is not a Vested Option and each Company Option that is a Vested Option but which has an exercise price equal to or greater than the Merger Consideration will be cancelled as of the Effective Time for aggregate consideration of not more than $200,000.  Each of Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement in respect of Company Options such amount as it is required to deduct and withhold with respect to the making of such payment under the Code or any Legal Requirement.  To the extent that amounts are so withheld, such withheld amounts shall be treated for purposes of this Agreement as having been paid to the holder of Company Options in respect of which such deduction and withholding was made.

As of the Effective Time, each of the Company Option Plans (as defined below) and any other plan, program, or arrangement providing for the issuance or grant of any other interest in respect of the capital stock or equity of the Company or any subsidiary thereof shall be terminated and cancelled (without any liability on the part of the Parent or the Surviving Corporation other than as expressly provided in this Section 1.5) and the Company shall take all action legally necessary, including obtaining the consents of the individual Company Option holders, if necessary, to (i) cause such cancellation of the Company Option Plans and (ii) cancel, as of the Effective Time, each outstanding Company Option, in each case, as contemplated by Section 1.5.  The term “Company Option Plans” shall mean (a) the three employee stock option plans as described in the Company’s annual report for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission on Form 10-K (the “2003 Annual Report”), and (b) the Company’s 1997 Director Stock Option Plan as it is described in the 2003 Annual Report.  From and after the Effective Time and other than as expressly set forth in this Section 1.5, no holder of a Company Option shall have any rights in respect thereof other than the right to receive the consideration, if any, as provided in this Section 1.5.

1.6

Closing of the Company’s Transfer Books; Payment of Company Options and Warrants.

(a)

At the Effective Time, holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Company, and the stock transfer books of the Company shall be closed with respect to all shares of such Company Common Stock outstanding immediately prior to the Effective Time.  No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time.  If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock (a “Company Stock Certificate”) is presented to the Surviving Corporation or Parent for any reason, such Company Stock Certificate shall be cancelled and shall be converted into the Merger Consideration as provided in this Article 1, subject to applicable law in the case of Dissenting Shares.

(b)

At the Effective Time, holders of certificates representing Company Options that were outstanding immediately prior to the Effective Time shall cease to have any rights as option holders of the Company, and the transfer books of the Company shall be closed with respect to all such Company Options outstanding immediately prior to the Effective Time.  No further transfer of any such Company Options shall be made on such transfer books after the Effective Time.  If, after the Effective Time, a valid certificate previously representing any Vested Options (a “Company Option Certificate”) is presented to the Surviving Corporation or Parent for any reason, such Company Option Certificate shall be cancelled and shall be converted into the consideration provided for in Section 1.5.   No interest shall accrue or be paid on the consideration payable upon the surrender of any Company Option Certificate.

(c)

At the Effective Time, holders of certificates representing Warrants that were outstanding immediately prior to the Effective Time shall cease to have any rights as warrant holders of the Company, and the transfer books of the Company shall be closed with respect to all such Warrants outstanding immediately prior to the Effective Time.  No further transfer of any such Warrants  shall be made on such transfer books after the Effective Time.  If, after the Effective Time, a valid certificate previously representing any Warrants is presented to the Surviving Corporation or Parent for any reason, such Warrant certificate shall be cancelled and shall be converted into the consideration provided for in Section 1.7(b).  No interest shall accrue or be paid on the consideration payable upon the surrender of any such Warrant certificate.

1.7

12% Secured Promissory Notes; Warrants.

(a)

At the Effective Time, each of the Company’s then outstanding and unpaid 12% Secured Promissory Notes issued in 2003 in the aggregate principal amount of $2,125,000 (collectively, the “2003 Notes”) shall be cancelled and the holders of the 2003 Notes shall be entitled to receive from the Surviving Corporation payment in full of the then outstanding principal balances plus all accrued but unpaid interest through the Effective Date, and the Company shall take all action necessary, including obtaining the consents of the individual 2003 Note holders, if necessary, to (i) cause the such cancellation of the 2003 Notes and (ii) cancel, as of the Effective Time, each outstanding 2003 Note.  Upon the Closing, Parent will deposit cash in an amount equal to the payments due hereunder with the Payment Agent (as defined in Section 1.8, below).  As soon as reasonably practical after the Effective Date and upon receipt from the holders of the 2003 Notes of the original notes for cancellation, Parent and the Surviving Corporation shall cause the Payment Agent to make payment to the holders of the 2003 Notes of the amounts to which they are entitled under this Section 1.7(a).  Notwithstanding the foregoing provisions of this paragraph (a), and in lieu of the payment described in the immediately preceding sentence, each of the holders of the 2003 Notes shall have the option, to be exercised in his or her sole discretion, to elect to receive the same capital stock of the Surviving Corporation as received by the Parent in connection with the Parent’s capitalization of the Company, upon cancellation of any or all of their 2003 Notes, upon the following terms and conditions: (i) such 2003 Noteholder must provide written notice of his or her election to receive such capital stock of the Surviving Corporation in exchange for the specified principal amount of such 2003 Noteholder’s 2003 Notes not later than three business days prior to the Closing; (ii) such 2003 Noteholder must, at the Closing, execute and deliver to Parent the shareholder agreement attached hereto as Exhibit C (the “Shareholders Agreement”) (iii) such 2003 Noteholder must surrender to the Surviving Corporation, at or prior to the Closing, all such 2003 Notes for cancellation; and (iv) such 2003 Noteholder shall be entitled to receive such number of newly issued shares of the capital stock of  the Surviving Corporation as is necessary to provide such 2003 Noteholder with its proportionate share of the total outstanding capital stock of the Surviving Corporation based upon the ratio that (A) the principal amount (plus all accrued and unpaid interest through the Effective Date) of all 2003 Notes that such 2003 Noteholder is converting to capital stock of the Surviving Corporation bears to (B) the sum of (I) the aggregate principal amount (plus all accrued and unpaid interest through the Effective Date) of all 2003 Notes being converted into common stock of the Surviving Corporation pursuant to this Section 7.1(a) plus (II) the total amount of the Merger Consideration, the amount necessary to pay off all Company Options and Warrants, the amount necessary to pay off any 2003 Notes which are not being converted into common stock of the Surviving Corporation, the amount of any other outstanding indebtedness for borrowed money of the Company and the Company Subsidiaries as of the Effective Time, the amount of any Expenses incurred by Parent to unaffiliated third parties in connection with (i) its due diligence investigation of the Company; and (ii) the preparation, review and negotiation of this Agreement and the Related Agreements and the transactions contemplated hereby and thereunder.

(b)

The holders of any Warrants that have an exercise price per share less than the Merger Consideration shall be entitled to receive, as soon as practicable after the Effective Time, from the Surviving Corporation a cash payment in an aggregate amount equal to the product of (A) the excess of the Merger Consideration over the exercise price per share of the Warrant and (B) the number of shares of Company Common Stock for which such Warrants were exercisable.  Each Warrant which has an exercise price equal to or greater than the Merger Consideration will automatically be cancelled without any consideration as of the Effective Time.  As of the Effective Time, each of the Warrants shall be terminated and cancelled (without any liability on the part of the Parent or the Surviving Corporation other than as expressly provided in this Section 1.7(b) and the Company shall take all action necessary, including obtaining the consents of the individual Warrant holders, if necessary, to (i) cause the such cancellation of the Warrants and (ii) cancel, as of the Effective Time, each outstanding Warrant.  From and after the Effective Time and other than as expressly set forth in this Section 1.7(b), no holder of a Warrant shall have any rights in respect thereof other than the right to receive the consideration, if any, as provided in this Section 1.7(b).  Each of Parent, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement in respect of Warrants such amount as it is required to deduct and withhold with respect to the making of such payment under the Code or any Legal Requirement.  To the extent that amounts are so withheld, such withheld amounts shall be treated for purposes of this Agreement as having been paid to the holder of Warrants in respect of which such deduction and withholding was made.

1.8

Payment of Merger Consideration.

(a)

Prior to the Effective Time, the Company shall designate a reputable bank or trust company to act as the payment agent for the Merger Consideration (the “Payment Agent”).  Upon the Closing, the Parent will deposit, in trust with the Payment Agent for the benefit of holders of the Company Common Stock, the product of (A) the Merger Consideration and (B) the number of issued and outstanding shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, excluding Dissenting Shares and Excluded Shares (such product being referred to herein as the “Payment Fund”).  The Payment Agent shall be authorized to invest the Payment Fund in (i) investment grade money market instruments, (ii) direct obligations of the United States of America, (iii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iv) commercial paper rated to the highest quality by either Moody’s Investment Services, Inc. or Standard & Poor’s Corporation, or (v) certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks with capital exceeding $1 billion, in each case having maturities not to exceed 30 days and as designated by Parent, with any interest earned thereon being payable to Parent.

(b)

As soon as reasonably practicable after the Effective Time, Parent and the Surviving Corporation shall cause the Payment Agent to send to each of the registered holders of Company Common Stock a letter of transmittal in customary form and containing such customary provisions as the Company may reasonably specify and instructions for use in effecting the surrender of each share of Company Common Stock in exchange for the Merger Consideration.  Upon surrender of a Company Stock Certificate to the Payment Agent, together with a duly executed letter of transmittal and such other customary documents as may be reasonably required by the Payment Agent, the Payment Agent shall deliver or caused to be delivered to the holders of such surrendered Company Stock Certificates (other than certificates representing Dissenting Shares or Excluded Shares) the Merger Consideration for each share of Company Common Stock represented by such surrendered Company Stock Certificate.  No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Company Stock Certificate.  If the payment equal to the Merger Consideration is to be made to a person other than the person in whose name the shares represented by the surrendered Company Stock Certificate are registered on the stock transfer books of the Company, it shall be a condition of payment that the certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the certificate surrendered, or shall have established to the satisfaction of Parent that such taxes either have been paid or are not applicable. Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement in respect of shares of Company Common Stock such amount as it is required to deduct and withhold with respect to the making of such payment under the Code or any Legal Requirement.  To the extent that amounts are so withheld, such withheld amounts shall be treated for purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made.

(c)

All Company Stock Certificates so surrendered shall be cancelled.  Until surrendered as contemplated by this Section 1.8, each share of Company Common Stock shall be deemed, from and after the Effective Time, to represent only the right to receive the Merger Consideration in accordance with this Agreement.  If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the issuance of any certificate representing Parent Stock require the owner of such lost, stolen or destroyed Company Stock Certificate to provide a statutory declaration and to deliver a bond (in such sum as Parent may reasonably direct) as indemnity against any claim that may be made against Parent or the Surviving Corporation with respect to such Company Stock Certificate.  From and after the Effective Time, the holders of Company Stock Certificates shall cease to have any rights with respect to Company Common Stock except as otherwise provided herein or by law.

(d)

At any time following the sixth month after the Effective Time, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds which had been made available to the Paying Agent and not disbursed to holders of shares of Company Common Stock (including, without limitation, all interest and other income received by the Paying Agent in respect of all funds made available to it), and, thereafter, such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat and other similar laws) only as general creditors thereof with respect to any Merger Consideration that may be payable upon due surrender of the Company Stock Certificates held by them.  Neither Parent nor the Surviving Corporation shall be liable to any holder or former holder of capital stock of the Company for any shares of Parent Stock (or dividends or distributions with respect thereto), or for any cash amounts, delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

1.9

Further Action.  If, at any time after the Effective Time, any further action is determined by Parent to be necessary or desirable to carry out the purposes of this Agreement and any Related Agreement or to vest the Surviving Corporation or Parent with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to, and for the benefit of, Parent and Merger Sub that, except as set forth in the Company Disclosure Schedule delivered by the Company to Parent at or prior to the execution and delivery of this Agreement (the “Company Disclosure Schedule”), the following are true:

2.1

Due Organization; Subsidiaries; Etc

(a)

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all necessary power and authority to own, lease  and operate its properties and conduct its business in the manner in which its business is currently being conducted.

(b)

The Company is properly qualified, authorized, registered or licensed to do business as a foreign corporation in Wisconsin and in any other jurisdiction where it is required to do so except where the failure to do so would not have a Material Adverse Effect on the Company.

(c)

The Company owns all of the issued and outstanding capital stock of Catalyst WMS International Limited, a company incorporated and operated under the laws of the United Kingdom (the “UK Subsidiary”).  The UK Subsidiary is duly organized, validly existing and in active status under the laws of the United Kingdom.  All of the outstanding shares of capital stock of the UK Subsidiary have been validly issued and are fully paid and non-assessable.  There are no outstanding (i) securities of the UK Subsidiary convertible or exchangeable into shares of the Company, (ii) warrants, options, calls or any other rights of any character affecting the capital stock of the UK Subsidiary, or (iii) any other agreements or obligations relating to the equity interests in the UK Subsidiary.  The Company also owns all of the capital stock of a corporation organized under the laws of the country of Brazil (the “Brazilian Subsidiary”; and together with the UK Subsidiary, the “Company Subsidiaries”).  The Brazilian Subsidiary is in the process of being liquidated, owns no assets, has no current business operations, and has no liabilities, contingent or otherwise, except for obligations not to exceed $25,000 in connection with its liquidation.  Except for the Company Subsidiaries, the Company does not own any debt or equity securities in any other Person.

2.2

Articles of Incorporation and Bylaws; Records.  The Company has made available to Parent accurate and complete copies of (1) the Company’s and the Company Subsidiaries’ certificate or articles of incorporation or organization and bylaws, including all amendments thereto (and such certificate or articles of incorporation or organization and bylaws are in full force and effect); (2) the stock records of the Company and the Company Subsidiaries; and (3) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders of the Company and the Company Subsidiaries, the board of directors of the Company and the Company Subsidiaries and all committees of the board of directors of the Company and the Company Subsidiaries (the items described in (1), (2) and (3) above, collectively, the “Company Constituent Documents”).  There has not been any material violation of the Company Constituent Documents, and neither the Company nor the Company Subsidiaries has taken any action that is inconsistent in any material respect with the Company Constituent Documents.  The Company Constituent Documents are accurate, up-to-date and complete in all material respects, and have been properly maintained in all material respects.

2.3

Capitalization, Etc

(a)

The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, $0.10 par value per share, of which 7,872,087 shares have been issued and are outstanding as of the date hereof and of which 1,420,275 shares are held in the treasury of the Company; and (ii) 2,000,000 shares of Preferred Stock, $0.01 par value per share, none of which are issued and outstanding (“Company Preferred Stock” and together with Company Common Stock, “Company Capital Stock”).  All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable, subject to the provisions of Section 180.0622(2)(b) of the Wisconsin Statutes as judicially interpreted.  All outstanding shares of Company Capital Stock, all outstanding Company Options and all outstanding Warrants have been issued and granted in compliance, in all material respects, with (i) all applicable securities laws and other applicable Legal Requirements, and (ii) all requirements set forth in any material contract of the Company.  All outstanding shares of stock of the Company Subsidiaries are owned by the Company and have been validly issued, are fully paid, and are nonassessable.  The Company has not adopted any shareholders’ rights plan or comparable arrangement.

(b)

As of the date hereof, the Company has reserved 4,563,226 shares of Company Common Stock for issuance under the Company Stock Option Plans, the Company’s outstanding warrants, and under other agreements entered into by the Company granting options to purchase shares of Company Common Stock.  As of the date hereof, options or warrants to purchase 3,146,710 shares Company Common Stock were outstanding.  Part 2.3(b) of the Company Disclosure Schedule accurately sets forth, with respect to each Company Option:  (i) the name of the holder of such Company Option; (ii) the total number of shares of Company Common Stock that are subject to such Company Option and the number of shares of Company Common Stock with respect to which such Company Option is immediately exercisable; (iii) the date on which such Company Option was granted and the term of such Company Option; (iv) the vesting schedule for such Company Option; (v)  the exercise price per share of Company Common Stock purchasable under such Company Option; and (vi) whether such Company Option has been designated an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Part 2.3(b) of the Company Disclosure Schedule also sets forth such details with respect to warrants to acquire an aggregate of 748,239 shares of Company Common Stock that were issued in connection with debt issued by the Company and an outstanding warrant for the purchase of 10,000 shares of Company Common Stock (collectively, the “Warrants”).  The Company has made available to Parent all Company Option Plans, Warrants and any other agreement or instruments pursuant to which the Company may be obligated to issue options, warrants, or any other right to acquire any shares of Company Capital Stock.  Except for the Warrants and the Company Options described in Part 2.3(b) of the Company Disclosure Schedule, there are no (i) outstanding subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of Company Capital Stock or other debt or equity securities of the Company; (ii) outstanding securities, instruments or obligations that are or may become convertible into or exchangeable for any shares of Company Capital Stock or other securities of the Company; (iii) contracts under which the Company is or may become obligated to sell or otherwise issue any shares of Company Capital Stock or any other securities of the Company; or (iv) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of Company Capital Stock or other securities of the Company.  The aggregate amount of cash consideration that the Surviving Corporation will be required to pay in connection with the consummation of the Merger in order to pay to the holders of Vested Options the amounts due them under the second sentence of Section 1.5, above, and to pay to the holders of Warrants the amounts due them under the first sentence of Section 1.7(b), above, shall not exceed $1,650,000.

2.4

Company Reports and Financial Statements.

(a)

The Company has filed all forms, reports, schedules, statements, certifications and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) since January 1, 2001, through the date of this Agreement (collectively, including all exhibits and information incorporated by reference therein, the “Company SEC Reports”).  All of the Company SEC Reports since May 1996 have been filed using the SEC’s Electronic Data Gathering and Retrieval System.  The Company Subsidiaries are not required to file any form, report or other document with the SEC.  The Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)

The Company has delivered to Parent the following financial statements and notes (collectively, the “Company Financial Statements”):

(i)

The audited consolidated balance sheets of the Company as of December 31, 2003 (the “2003 Balance Sheet”), and the related audited consolidated income statements, statements of stockholders’ equity and statements of cash flows of the Company for the periods then ended together with the notes thereto (the “Audited Company Financial Statements”); and

(ii)

The unaudited consolidated balance sheets of the Company as of March 31, 2004, and the related unaudited consolidated income statement of the Company for the three months then ended (the “Unaudited Interim Company Financial Statements”).

(c)

The Company Financial Statements and each of the consolidated financial statements (including, in each case, any notes thereto) included in the Company SEC Reports present fairly the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows of the Company) for the periods covered thereby.  The Company Financial Statements and each of the consolidated financial statements (including, in each case, any notes thereto) included in the Company SEC Reports have been prepared in accordance with United States GAAP applied on a consistent basis throughout the periods covered.

(d)

The Company has heretofore furnished to Parent complete and correct copies of all amendments and modifications that have not been filed by the Company with the SEC to all agreements, documents and other instruments that previously had been filed by the Company with the SEC and are currently in effect.

(e)

The Company has made available to Parent all comment letters received by the Company from the SEC or the staff thereof since January 1, 2001 and all responses to such comment letters filed by or on behalf of the Company.

(f)

To the Company’s knowledge, each director and executive officer of the Company has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations thereunder since January 1, 2001.

(g)

The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has timely filed and made available to Parent, all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Company SEC Report, such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn, and neither the Company nor any of its officers has received notice from any Governmental Body questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.  The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning the Company and its subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company’s SEC filings and other public disclosure documents.  Part 2.4(g) of the Company Disclosure Schedule lists, and the Company has made available to Parent, complete and correct copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures.  As used in this Section 2.4, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.

(h)

The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with United States GAAP.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Part 2.4(h) of the Company Disclosure Schedule lists, and the Company has made available to Parent, complete and correct copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such internal accounting controls.

(i)

Since January 1, 2001, neither the Company nor the Company Subsidiaries nor, to the Company’s knowledge, any director, officer, employee, auditor, accountant or representative of the Company or the Company Subsidiaries, has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or the Company Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or the Company Subsidiaries has engaged in questionable accounting or auditing practices.  To the Company’s knowledge, no attorney representing the Company or the Company Subsidiaries, whether or not employed by the Company or the Company Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.  Since January 1, 2001, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the Board of Directors of the Company or any committee thereof.

(j)

To the knowledge of the Company, no employee of the Company or the Company Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Legal Requirement.  Neither the Company nor the Company Subsidiaries nor, to the Company’s knowledge, any officer, employee, contractor, subcontractor or agent of the Company or the Company Subsidiaries has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or the Company Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. § 1514A(a).

2.5

Absence of Material Adverse Change.  Since March 31, 2004, (a) the Company and the UK Subsidiary have conducted their business only in the ordinary course and in a manner consistent with past practices, (b) neither the Company nor the UK Subsidiary has suffered a Material Adverse Effect and no event has occurred that will, or would reasonably be expected to, have a Material Adverse Effect on the Company and the UK Subsidiary, (c) except as set forth in part 2.5(c) of the Company Disclosure Letter, neither the Company nor the UK Subsidiary has taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 4.2, and (d) the only activity engaged in by the Brazilian Subsidiary has been in connection with its liquidation.  The Company has not declared any dividend since such date.

2.6

Real Property; Title to Assets.

(a)

Except as set forth in Part 2.6(a) of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries owns, or has ever owned, any real property.

(b)

Part 2.6(b) of the Company Disclosure Schedule lists each parcel of real property currently leased or subleased by the Company or the Company Subsidiaries, with the name of the lessor and the date of the lease, sublease, assignment of the lease, any guaranty given or leasing commissions payable by the Company or the Company Subsidiaries in connection therewith and each amendment to any of the foregoing (collectively, the “Lease Documents”).  True, correct and complete copies of all Lease Documents have been delivered to Parent.  All such current leases and subleases are in full force and effect, are valid and effective in accordance with their respective terms against the Company or the Company Subsidiaries, and to the knowledge of the Company, against the lessor, and there is not, under any of such leases, any existing material default or event of default (or event which, with notice or lapse of time, or both, would constitute a default) by the Company or the Company Subsidiaries or, to the Company’s knowledge, by the other party to such lease or sublease, or person in the chain of title to such leased premises.

(c)

Except as set forth in Part 2.6(c) of the Company Disclosure Schedule, the Company and the UK Subsidiary own, and have good and valid and marketable title to, or a valid leasehold interest in, all assets owned or used by them, and own all of such assets (including, without limitation, Proprietary Assets) free and clear of any Encumbrances, except for (x) any lien for current Taxes not yet due and payable, and (y) liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of such assets subject thereto or materially impair the operations of the Company or the Company Subsidiaries.

2.7

Proprietary Assets.

(a)

Part 2.7(a) of the Company Disclosure Schedule sets forth a description of each Proprietary Asset (whether or not registered) owned by the Company and the Company Subsidiaries which is material to the operations of the Company and the Company Subsidiaries (collectively, the “Material Owned Proprietary Assets”).  With respect to each Proprietary Asset which is registered (the “Registered Proprietary Assets”), Part 2.7(a) of the Company Disclosure Schedule sets forth (i) the name and a description of such Registered Proprietary Assets, and (ii) the jurisdiction(s) where each is registered and any registration and/or application serial numbers.  Part 2.7(a) of the Company Disclosure Schedule also identifies (i) all material licenses, sublicenses and other material agreements not otherwise listed in Schedule 2.8(a) and pursuant to which the Company or any sublicensee of the Company or the Company Subsidiaries has granted to any Person other than a customer of the Company in the ordinary course of business the right to use any of the Material Owned Proprietary Assets, (ii) all material consents, indemnifications, forbearances to sue,  and settlement agreements to which the Company or the Company Subsidiaries is a party relating to Proprietary Assets, (iii) except for generally commercially available software, each Proprietary Asset that is licensed or otherwise made available to the Company or the Company Subsidiaries by any Person, and any ongoing royalty or other payment obligations with respect to such Proprietary Assets (the “Licensed Proprietary Assets”) and (iv) all agreements pursuant to which the Company or the Company Subsidiaries has escrowed any Material Owned Proprietary Asset or provided copies of source code to any person other than pursuant to such agreements.  Except as set forth in Part 2.7(a) of the Company Disclosure Schedule or as it pertains to generally commercially available software, the Company is not under any obligation to pay royalties or other payments in connection with any license, sublicense or other agreement, nor restricted from assigning its rights under any sublicense or agreement respecting Proprietary Assets, nor will the Company otherwise be, as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to Proprietary Assets.  The Company and/or the Company Subsidiaries have a valid right to use, license and otherwise exploit all Licensed Proprietary Assets and any rights thereunder will not be affected by the Company entering into this Agreement and the agreements and transactions contemplated hereby.

(b)

Except as set forth in Part 2.7(b) of the Company Disclosure Schedule, to the Company’s knowledge (i) none of the Registered Proprietary Assets or Licensed Proprietary Assets or any other Proprietary Asset owned by the Company (together, the “Company Proprietary Assets”) infringes, misappropriates or conflicts with any Proprietary Asset owned or used by any other Person, (ii) none of the products that are or have been designed, created, developed, assembled, manufactured or sold by the Company or the Company Subsidiaries is infringing, misappropriating, or making any unlawful or unauthorized use of any Proprietary Asset owned or used by any other Person, and the Company or the Company Subsidiaries has all rights and licenses  necessary in order to make, have made, use or sell such products,  (iii) no other Person is infringing, misappropriating or making any unlawful or unauthorized use of, and no Proprietary Asset owned or used by any other Person infringes or conflicts with, any Company Proprietary Asset, and (iv) there is no claim, suit, action or proceeding pending or threatened or asserted against the Company or the Company Subsidiaries (A) alleging any conflict or infringement by the Company or the Company Subsidiaries of any third party's intellectual property or proprietary rights or  (B) challenging the Company's or the Company Subsidiaries’ ownership or use of, or the validity or enforceability of, any of the Company Proprietary Assets.

(c)

To the Company’s knowledge, the Company's and the Company Subsidiaries’ rights in all of the Company Proprietary Assets are valid, subsisting, and enforceable.  None of the Company Proprietary Assets or any registrations therefor have been canceled or adjudicated invalid or unenforceable, or is subject to any outstanding order, judgment or decree restricting its use or adversely affecting or reflecting the Company's or the Company Subsidiaries’ rights thereto.

(d)

All Registered Proprietary Assets are valid, subsisting, unexpired, in proper form and all renewal fees and other maintenance fees that have fallen due on or prior to or within ninety (90) days after the Closing Date have been paid.  The Company has timely made all filings and payments with the appropriate foreign and domestic intellectual property offices required to maintain in subsistence all Registered Proprietary Assets.  No due dates for filings or payments concerning such Registered Proprietary Assets (including without limitation office action responses, affidavits of use, affidavits of continuing use, renewals, requests for extension of time, maintenance fees, application fees and foreign convention priority filings) fall due within ninety (90) days of the Closing Date, whether or not such due dates are extendable.  All documentation necessary to confirm and effect the Company's or the Company Subsidiaries’ ownership of and rights in any Registered Proprietary Assets acquired by the Company or the Company Subsidiaries from third parties has been filed in the United States Patent and Trademark Office and the United States Copyright Office, and all other relevant intellectual property offices and agencies in other jurisdictions. Except as set forth in Part 2.7(d) of the Company Disclosure Schedule, no Material Owned Proprietary Asset is the subject of any legal or governmental proceeding before any Governmental Body in any jurisdiction, including any office action or other form of preliminary or final refusal of registration.  The consummation of the transactions contemplated hereby will not materially alter or impair any Company Proprietary Assets.

(e)

To the Company’s knowledge, no Company Proprietary Asset has been used, divulged, disclosed or appropriated to the detriment of the Company or the Company Subsidiaries for the benefit of any third party; and (ii) no employee or agent of the Company or the Company Subsidiaries has misappropriated any trade secrets or other confidential information of any third party in the course of the performance of his or her duties as an employee or agent of the Company or the Company Subsidiaries.

2.8

Contracts.

(a)

Subsections (i) through (xvi) of Part 2.8(a) of the Company Disclosure Schedule lists the following types of contracts and agreements to which the Company or the Company Subsidiaries is a party (such contracts and agreements as are required to be set forth in Part 2.8(a) of the Company Disclosure Schedule together with the contracts required to be disclosed under Part 2.7(a) or Part 2.13(a) of the Company Disclosure Schedule being the “Material Contracts”):

(i)

each “material contract” (as such term is defined in Item 610(b)(10) of Regulation S-K of the SEC) with respect to the Company and the Company Subsidiaries;

(ii)

each contract and agreement, whether or not made in the ordinary course of business, that contemplates an exchange of consideration with a value of more than $100,000, in the aggregate, over the term of such contract or agreement;

(iii)

all contracts and agreements evidencing indebtedness;

(iv)

all joint venture, partnership, strategic alliance and business acquisition or divestiture agreements (and all letters of intent, term sheets and draft agreements relating to any such pending transactions);

(v)

all agreements relating to issuances of securities of the Company or the Company Subsidiaries (and all letters of intent, term sheets and draft agreements relating to any such pending transactions);

(vi)

all distribution contracts to which the Company or the Company Subsidiaries is a party;

(vii)

all contracts and agreements with any Governmental Authority to which the Company or the Company Subsidiaries is a party;

(viii)

all contracts and agreements that limit, or purport to limit, the ability of the Company or the Company Subsidiaries to compete in any line of business or with any person or entity or in any geographic area or during any period of time; and

(ix)

all agreements related to professional services rendered to the Company or the Company Subsidiaries in connection with the Merger and this Agreement.

(b)

Other than as set forth in Part 2.8(b) of the Company Disclosure Schedule, and except as would not, individually or in the aggregate, prevent or materially delay consummation of the Merger and would not, individually or in the aggregate, have a Material Adverse Effect, (i) each Material Contract is a legal, valid and binding agreement against the Company and/or the Company Subsidiaries and, to the knowledge of the Company, against the third party thereto; (ii) neither the Company nor any of the Company Subsidiaries has received any claim of default under or cancellation of any Material Contract and neither the Company nor any of the Company Subsidiaries is in breach or violation of, or default under, any Material Contract; (iii) to the Company’s knowledge, no other party is in breach or violation of, or default under, any Material Contract; and (iv) neither the execution of this Agreement nor the consummation of the Merger shall constitute a default under, give rise to cancellation rights under, or otherwise adversely affect any of the material rights of the Company or the Company Subsidiaries under any Material Contract.  The Company has furnished or made available to Parent true and complete copies of all Material Contracts, including any amendments thereto.

2.9

Liabilities; Fees, Costs and Expenses.

(a)

The Company and the Company Subsidiaries have no accrued, contingent or other liabilities of any nature, either matured or unmatured (whether or not required to be reflected in financial statements in accordance with United States GAAP, and whether due or to become due), except for (i) liabilities identified as such in the “liabilities” column of the Unaudited Company Interim Financial Statements; (ii) accounts payable, accrued salaries or other ordinary course liabilities, that have been incurred since the date of the Unaudited Company Interim Financial Statements in the ordinary course of business and consistent with past practices and which do not or would not have a Material Adverse Effect; (iii) liabilities under executory contracts; (iv) the liabilities identified in Part 2.9(a) of the Company Disclosure Schedule; (v) liabilities relating to the 2003 Notes (as defined in Section 1.7(a), above); and (vi) liabilities incurred in the ordinary course of business not exceeding $250,000 in the aggregate and not required to be otherwise disclosed in the Company Disclosure Schedule or not required by United States GAAP to be disclosed in financial statements of the Company.

(b)

Neither the Company nor any of the Company Subsidiaries has guaranteed or indemnified, nor is either of them obligated to guarantee or indemnify, any obligation of greater than $100,000 of any Person except as disclosed in the Audited Company Financial Statements.

2.10

Compliance with Legal Requirements.  Except for Environmental Laws (as to which Section 2.14 applies), the Company and the Company Subsidiaries are in compliance with all applicable Legal Requirements, except where the failure to comply with such Legal Requirements has not had and would not be reasonably likely to have a Material Adverse Effect on the Company.  During the previous two years, neither the Company nor the Company Subsidiaries has received any written notice or other written communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any material Legal Requirement, except where such violation or failure to comply has not had and would not be reasonably likely to have a Material Adverse Effect on the Company.  Neither the Company nor any of the Company Subsidiaries holds or is required to hold any security clearance issued by a Governmental Body or is required to be a party to any special security arrangement with a Governmental Body to conduct any portion of its business.

2.11

Governmental Authorizations.  The Company and the Company Subsidiaries have all Governmental Authorizations necessary to enable them to own, lease and operate their properties and to conduct their business in the manner in which their business is currently being conducted, and the Company and the Company Subsidiaries are in compliance with the terms and requirements of such Governmental Authorizations, except where the failure to have or comply with such Governmental Authorizations has not had or would not be reasonably likely to have a Material Adverse Effect on the Company.  No suspension or cancellation of any of such Governmental Authorizations is pending or, to the knowledge of the Company threatened.

2.12

Tax Matters.

(a)

Except as set forth in Part 2.12(a) of the Company Disclosure Schedule and except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, all Tax Returns required to be filed by or on behalf of the Company or the Company Subsidiaries with any Governmental Body with respect to any taxable period ending on or before the Closing Date (the “Company Returns”) (i) have been filed on or before the applicable due date (including any extensions of such due date), and (ii) were accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements.  All amounts shown on the Company Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date.  The Company has made available to Parent accurate and complete copies of all Company Returns filed which have been requested by Parent.  No extension or waiver of the limitation period applicable to any of the Company Returns has been granted, and no such extension or waiver has been requested from the Company.  No claim has been made by a Governmental Body in a jurisdiction where the Company or the Company Subsidiaries does not file Tax Returns that the Company or the Company Subsidiaries is or may be subject to taxation by that jurisdiction.

(b)

Except as set forth in Part 2.12(b) of the Company Disclosure Schedule and except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, no claim or Legal Proceeding is pending or, to the knowledge of the Company, has been threatened against or with respect to the Company or the Company Subsidiaries in respect of any Tax.  Except as set forth in Part 2.12(b) of the Company Disclosure Schedule, there are no unsatisfied liabilities for Taxes (including liabilities for interest, additions to tax and penalties thereon and related expenses) with respect to any notice of deficiency or similar document received by the Company or the Company Subsidiaries with respect to any Tax.

(c)

Each of the Company and the Company Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(d)

No foreign, federal, state, or local Tax audits or administrative or judicial Tax proceedings are pending or being conducted with respect to the Company or the Company Subsidiaries.  Neither the Company nor the Company Subsidiaries has received from any Governmental Body (including jurisdictions where the Company or the Company Subsidiaries have not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any Governmental Body against the Company or the Company Subsidiaries.

(e)

Neither the Company nor the Company Subsidiaries has filed a consent under Section 341(f) of the Code concerning collapsible corporations.  Neither the Company nor the Company Subsidiaries is a party to any agreement, contract, arrangement or plan that has resulted or could result, separately or in the aggregate, in the payment of (i) any “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding provision of state, local or foreign Tax law) and (ii) any amount that will not be fully deductible as a result of Section 162(m) of the Code (or any corresponding provision of state, local or foreign Tax law).  Neither the Company nor the Company Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section  897(c)(1)(A)(ii) of the Code.  Neither the Company nor the Company Subsidiaries is a party to or bound by any Tax allocation or sharing agreement.  Neither the Company nor the Company Subsidiaries (A) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company)  within the meaning of Section 1502 of the Code, or (B) has any liability for the Taxes of any Person (other than the Company or the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

(f)

Neither the Company nor the Company Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of : (i) a change in method of accounting for a taxable period ended or ending on or prior to the Closing Date; (ii) a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) an intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (iv) an installment sale or open transaction disposition made on or prior to the Closing Date; or (v) with respect to any prepaid amount received on or prior to the Closing Date.

(g)

Neither the Company nor the Company Subsidiaries has been a party to a transaction (including a transaction involving the distribution of the stock of the Company or the Company Subsidiaries by another Person) that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(h)

The unpaid Taxes of the Company (A) did not, as of the dates of the Audited Company Financial Statements and Unaudited Company Financial Statements, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax Income) set forth on such statements (rather than in any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing their Tax Returns.  Since the date of the Unaudited Company Financial Statement, the Company has not incurred any liability for Taxes arising from extraordinary gains or losses, as that term is used in United States GAAP, outside the ordinary course of business consistent with past custom and practice.

2.13

Employee and Labor Matters; Benefit Plans.

(a)

Part 2.13(a) of the Company Disclosure Schedule lists each of the following, if any, which is sponsored, maintained or contributed to by the Company or the Company Subsidiaries for the benefit of the employees or agents of the Company or the Company Subsidiaries, which has been so sponsored, maintained or contributed to at any time by the Company or the Company Subsidiaries, or with respect to which the Company or the Company Subsidiaries has or could reasonably be expected to have any actual or contingent liability:

(i)

each "employee benefit plan," as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") (including, but not limited to, employee benefit plans, such as foreign plans, which are not subject to the provisions of ERISA) ("Plan"); and

(ii)

each personnel policy, employee manual or other written statements of rules or policies concerning employment, stock option plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation and sick leave policy, severance pay policy or agreement, deferred compensation agreement or arrangement, consulting agreement, employment contract, change in control arrangement, contracts and commitments of any type whatsoever, and each other employee benefit plan, agreement, arrangement, program, practice or understanding (including any foreign arrangements) which is not described in Part 2.13(a) of the Company Disclosure Schedule, including any compensation arrangement relating to the transactions contemplated hereby ("Benefit Program or Agreement").

Based on the assumption that no employees of the Company will be terminated at the Effective Time, the aggregate amount that would be due to employees and officers of the Company at the Effective Time as a result of a consummation of the Merger as (i) severance or (ii) under any agreement between the Company and any of such employees or officers which relates in whole or in part to a change in control of the Company, will not exceed $160,000.  In addition, the aggregate amount of Deferred Compensation (as defined below) that would be due to employees and officers of the Company at the Effective Time will not exceed $125,000.  As used herein, the term “Deferred Compensation” shall mean an accrual pursuant to an arrangement, contract, or plan that is not qualified under Section 401(a) of the Code or a contribution to an employees’ trust that is not exempt from tax under Section 501(a) of the Code made by the Company or the Company Subsidiaries for services rendered by an employee or independent contractor that will be taxed when received or upon the removal of certain restrictions of receipt and not when earned, but shall not include the value of any Company Options from the Company Option Plans or the value of any Warrants, and shall not include any sales commissions due employees for sales prior to the Closing.

(b)

True, correct and complete copies of each of the Plans (if any), and related trusts, if applicable, including all amendments thereto, and all documents and contracts related thereto, have been furnished to Parent.  There has also been furnished to Parent, with respect to each Plan required to file such report and description, the three most recent reports on Form 5500, the summary plan description, actuarial report, and Internal Revenue Service determination letter.  True, correct and complete copies or descriptions of all Benefit Programs or Agreements have also been furnished to Parent.

(c)

Except as otherwise set forth in Part 2.13(c) of the Company Disclosure Schedule,

(i)

Neither Company nor the Company Subsidiaries contributes to or has an obligation to contribute to, and neither the Company nor the Company Subsidiaries has at any time contributed to or had an obligation to contribute to, and neither the Company nor the Company Subsidiaries has any actual or contingent liability under a multiemployer plan within the meaning of Section 3(37) of ERISA ("Multiemployer Plan") or a multiple employer plan within the meaning of Section 413(b) and (c) of the Code or any similar arrangement in a foreign jurisdiction;

(ii)

The Company and the Company Subsidiaries have substantially performed all obligations, whether arising by operation of Legal Requirement or by contract, required to be performed by them in connection with the Plans and the Benefit Programs and Agreements, and to the knowledge of the Company, there have been no defaults or violations by any other party to the Plans or Benefit Programs or Agreements;

(iii)

All reports and disclosures relating to the Plans required to be filed with or furnished to governmental agencies, Plan participants or Plan beneficiaries have been filed or furnished in accordance with applicable Legal Requirements in a timely manner, and each Plan and each Benefit Program or Agreement complies with and has been administered in operation in all material respects in accordance with its terms and all applicable Legal Requirements;

(iv)

Each of the Plans intended to be qualified under Section 401 of the Code satisfies the requirements of such section and has received a favorable determination letter from the Internal Revenue Service regarding such qualified status and has not, since receipt of the most recent favorable determination letter, been amended or operated in a way which could adversely affect such qualified status;

(v)

There have been no acts or omissions by the Company or the Company Subsidiaries which have given rise to or may give rise to fines, penalties, taxes or related changes under Section 502 of ERISA or Chapters 43, 47, 68 of 100 of the Code.  None of the payments contemplated by the Benefit Programs or Agreements would, in the aggregate, constitute excess parachute payments (as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof)).  There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any of the Plans or Benefit Programs or Agreements or their assets;

(vi)

All contributions required to be made to the Plans pursuant to their terms and provisions and applicable law have been made timely;

(vii)

As to any Plan subject to Title IV of ERISA, there has been no event or condition which presents the material risk of Plan termination, no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, no reportable event within the meaning of Section 4043 of ERISA (for which the disclosure requirements of Regulation Section 2615.3 promulgated by the Pension Benefit Guaranty Corporation ("PBGC") have not been waived) has occurred, no notice of intent to terminate the Plan has been given under Section 4041 of ERISA, no proceeding has been instituted under Section 4042 of ERISA to terminate the Plan, there has been no termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, no liability to the PBGC has been incurred, and the assets of the Plan equal or exceed the aggregate present value of the benefit liabilities (within the meaning of Section 4001(a)(16) of ERISA) under the Plan, computed on a "plan termination basis" based upon reasonable actuarial assumptions and the asset valuation principles established by the PBGC;

(viii)

None of the Plans nor any trust created thereunder or with respect thereto has engaged in any "prohibited transaction" or "party-in-interest transaction" as such terms are defined in Section 4975 of the Code and Section 406 of ERISA which could subject any Plan, the Company, the Company Subsidiaries or any officer, director or employee thereof to a tax or penalty on prohibited transactions or party-in-interest transactions pursuant to Section 4975 of the Code or Section 502(i) of ERISA.  None of the assets of any Benefit Programs are invested in employer securities or employer real property;

(ix)

To the knowledge of the Company, there is no matter pending (other than routine qualification determination filings) with respect to any of the Plans or Benefit Programs or Agreements before the Internal Revenue Service, the Department of Labor, the PBGC, or foreign agents;

(x)

Each trust funding a Plan, which trust is intended to be exempt from federal income taxation pursuant to Section 501(c)(9) of the Code, satisfies the requirements of such section and has received a favorable determination letter from the Internal Revenue Service regarding such exempt status and has not, since receipt of the most recent favorable determination letter, been amended or operated in a way which would adversely affect such exempt status;

(xi)

Neither the Company nor the Company Subsidiaries have any obligation to provide health benefits or death benefits to former employees, except as specifically required by Legal Requirement;

(xii)

Neither the execution and delivery of this Agreement nor the consummation of any or all of the transactions contemplated hereby will: (A) entitle any current or former employee of the Company or the Company Subsidiaries to severance pay, unemployment compensation or any similar payment, (B) accelerate the time of payment or vesting or increase the amount of any compensation due to any such employee or former employee, or (C) directly or indirectly result in any payment made to or on behalf of any person to constitute a "parachute payment" within the meaning of Section 280G of the Code;

(xiii)

Neither the Company nor the Company Subsidiaries have incurred any liability or taken any action, and no action or event has occurred that could reasonably be expected to cause the Company or the Company Subsidiaries to incur any liability (A) under Section 412 of the Code or Title IV of ERISA with respect to any "single-employer plan" within the meaning of Section 4001(a)(15) of ERISA that is not a Plan, or (B) to any Multiemployer Plan, including without limitation on account of a partial or complete withdrawal within the meaning of Sections 4203 and 4205 of ERISA; and

(xiv)

Neither the Company nor the Company Subsidiaries is a party to any agreement, and has not established any policy or practice, requiring the Company or the Company Subsidiaries to make a payment or provide any other form of compensation or benefit to any person performing services for the Company or the Company Subsidiaries upon termination of such services which would not be payable or provided in the absence of the consummation of the transactions contemplated by this Agreement.

(d)

Except as set forth in Part 2.13(d) of the Company Disclosure Schedule (i) there is no litigation or employee claims pending or, to the knowledge of the Company, threatened between the Company or the Company Subsidiaries and any of their respective employees; (ii) neither the Company nor the Company Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or the Company Subsidiaries, nor, to the knowledge of the Company, are there any activities or proceedings of any labor union to organize any such employees; (iii) neither the Company nor the Company Subsidiaries has breached or otherwise failed to comply with any provision of any such agreement or contract, and there are no grievances outstanding against the Company or the Company Subsidiaries under any such agreement or contract; (iv) there are no unfair labor practice complaints pending against the Company or the Company Subsidiaries before the National Labor Relations Board or any current union representation questions involving employees of the Company or the Company Subsidiaries; (v) there is no strike, slowdown, work stoppage or lockout, or, to the knowledge of the Company, threat thereof, by or with respect to any employees of the Company or the Company Subsidiaries; and (vi) neither the Company nor the Company Subsidiaries is party to or bound by any labor or employment agreement with any employee or former employee concerning terms and conditions of employment.

(e)

Each of the Company and the Company Subsidiaries is in compliance in all material respects with all applicable Legal Requirements and contracts relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Body and have withheld and paid to the appropriate Governmental Body or are holding for payment not yet due to such Governmental Body all amounts required to be withheld from employees of the Company or the Company Subsidiaries and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.  The Company and the Company Subsidiaries have paid in full to all employees or adequately accrued for in accordance with  United States GAAP consistently applied all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees and there is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or threatened before any Governmental Body with respect to any persons currently or formerly employed by the Company or the Company Subsidiaries.  Neither the Company nor the Company Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Body relating to employees or employment practices. There is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or threatened with respect to the Company or the Company Subsidiaries.  There is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Body in any jurisdiction in which the Company or the Company Subsidiaries has employed or employ any person.

2.14

Environmental Matters.  Except for non-compliance that, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, or as set forth in Part 2.14 of the Company Disclosure Schedule, (a) the Company and the Company Subsidiaries are in compliance in all material respects with all applicable Environmental Laws, which compliance includes the possession by the Company or the Company Subsidiaries of all permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof; (b) neither the Company nor the Company Subsidiaries has received any notice that alleges that any such entity is not in compliance with any Environmental Law; and (c) to the knowledge of the Company, no current owner of any property leased or controlled by the Company or the Company Subsidiaries has received any notice or other communication (in writing or otherwise), whether from a Governmental Body, citizens group, employee or otherwise, that alleges that such current or prior owner or the Company or the Company Subsidiaries is not in compliance with any Environmental Law.  For purposes of this Agreement (i) “Environmental Law” means any applicable federal, state, local or foreign Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and (ii) “Materials of Environmental Concern” include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law or that is otherwise a danger to health, reproduction or the environment.

2.15

Legal Proceedings; Orders.  Except as set forth in Part 2.15 of the Company Disclosure Schedule, there is no pending Legal Proceeding, and to the knowledge of the Company, no Person has threatened to commence any Legal Proceeding (i) that involves the Company or the Company Subsidiaries or any of the assets owned, used or controlled by them; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement or any of the Related Agreements.  Neither the Company nor the Company Subsidiaries nor any property or asset of the Company or the Company Subsidiaries is subject to any continuing order of, consent decree, settlement agreement or similar written agreement with, or, to the knowledge of the Company, continuing investigation by, any Governmental Body, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Body that would, in each case, individually or in the aggregate, prevent or materially delay consummation of the Merger or would, individually or in the aggregate, have a Material Adverse Effect.

2.16

Authority; Binding Nature of Agreement.  The Company has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement and any Related Agreement to which it is a party and, subject to satisfaction of all conditions precedent to this Agreement and obtaining all approvals and consents as contemplated by this Agreement, to consummate the transactions contemplated by this Agreement; and the execution, delivery and performance by the Company of this Agreement and any Related Agreement to which it is a party have been duly authorized by all necessary action on the part of the Company.  This Agreement and each Related Agreement to which the Company is a party has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, fraudulent conveyance, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

2.17

Non-Contravention; Consents.

(a)

Except as set forth in Part 2.17 of the Company Disclosure Schedule, to the knowledge of the Company, neither (1) the execution, delivery or performance of this Agreement or any of the Related Agreements, nor (2) the consummation of the Merger or any of the other transactions contemplated by this Agreement or any of the Related Agreements, will (with or without notice or lapse of time):

(i)

materially contravene or conflict with or result in a material violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement or any of the Related Agreements or to exercise any material remedy or obtain any material relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which the Company, or any of the assets owned, used or controlled by the Company, is subject;

(ii)

materially contravene or conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or that otherwise relates to the Company’s business or to any of the assets owned, used or controlled by the Company; or

(iii)

materially contravene or conflict with or result in a material violation or breach of, or result in a material default under, any provision of any material note, bond, mortgage, indenture, contract, agreement, lease, license or other instrument or obligation of the Company or the Company Subsidiaries or to which any property or asset of the Company or the Company Subsidiaries is bound or affected.

(b)

The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body except for (i) the filing and recordation of appropriate merger documents as required by the DGCL, (ii) the filing of the Proxy Statement and any other documents necessary to comply with applicable securities Legal Requirements, and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay consummation of the Merger and would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

2.18

Full Disclosure.

(a)

This Agreement (including the Company Disclosure Schedule) does not, (i) contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained herein and therein, in the light of the circumstances under which such representations, warranties and information were or will be made or provided, not false or misleading.

(b)

The Proxy Statement to be sent to the shareholders of the Company in connection with the Company Shareholders shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to shareholders of the Company, at the time of the Company Shareholders Meeting and at the Effective Time, contain any statement which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which shall have become false or misleading.  Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent, Merger Sub or any of Parent’s or Merger Sub’s representatives for inclusion in the Proxy Statement.  The Proxy Statement shall comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

2.19

Company Action

(a)

The Board of Directors of the Company (at a meeting duly called and held in accordance with the Company Constituent Documents) has (i) unanimously determined that the Merger is advisable and is fair to and in the best interests of the Company and its shareholders, (ii) unanimously approved and adopted this Agreement and unanimously recommended the adoption and approval of the Merger and this Agreement by the shareholders of the Company, (iii) directed that this Agreement and the Merger be submitted for a vote at the Company Shareholders’ Meeting and (iv) received the opinion of CIBC World Markets Corp. to the effect that, as of the date of this Agreement, the Merger Consideration is fair, from a financial point of view, to holders of Company Common Stock (other than those holders who are also holders of the 2003 Notes and who enter into the Shareholders Agreement in connection with the Merger).  The aforesaid approvals of the Board of Directors of the Company are sufficient so that the restrictions on business combinations set forth in Section 203(a) of the DGCL shall not apply to the Merger.  To the knowledge of the Company, no other state takeover statute is applicable to the Merger.

(b)

The affirmative vote of a majority of the shares of Company Common Stock outstanding on the date of such vote is the only vote of the shareholders of the Company needed to approve and adopt this Agreement and approve the Merger and the transactions contemplated hereby under the DGCL (the “Required Company Shareholder Vote”).  The Company has been advised by its directors and executive officers that they intend to vote their shares of Company Common Stock in favor of the approval and adoption of the Merger and this Agreement.

2.20

Customers and Suppliers.  Part 2.20 of the Company Disclosure Schedule sets forth a true and complete list of each customer of the Company or the Company Subsidiaries which accounted for more than five percent of the Company’s consolidated revenues during the 12 month period ended March 31, 2004.  None of the Company’s customers listed in Part 2.20 of the Company’s Disclosure Schedule and no material supplier of the Company and the Company Subsidiaries, (i) has cancelled or otherwise terminated any contract with the Company or the Company Subsidiaries prior to the expiration of the contract term, (ii) has returned, or threatened to return, a substantial amount of any of the products, equipment, goods and services purchased from the Company or the Company Subsidiaries, or (iii) to the Company’s knowledge, has threatened, or indicated its intention, to cancel or otherwise terminate its relationship with the Company or the Company Subsidiaries or to reduce substantially its purchase from or sale to the Company or the Company Subsidiaries of any products, equipment, goods or services.

2.21

Insurance.  Part 2.21 of the Company Disclosure Schedule sets forth, with respect to each insurance policy under which the Company or the Company Subsidiaries has been an insured, a named insured or otherwise the principal beneficiary of coverage at any time within the past three years, (i) the names of the insurer, the principal insured and each named insured, (ii) the policy number, (iii) the period, scope and amount of coverage and (iv) the premium charged.

2.22

Interested Party Transactions.  No director, officer or other affiliate of the Company or the Company Subsidiaries has or has had, directly or indirectly, (i) an economic interest in any person that has furnished or sold, or furnishes or sells, services or products that the Company or the Company Subsidiaries furnishes or sells, or proposes to furnish or sell; (ii) an economic interest in any person that purchases from or sells or furnishes to, the Company or the Company Subsidiaries, any goods or services; (iii) a beneficial interest in any contract or agreement disclosed in Part 2.6, 2.7 or 2.8 of the Company Disclosure Schedule; or (iv) any contractual or other arrangement with the Company or the Company Subsidiaries; provided, however, that ownership of no more than one percent (1%) of the outstanding voting stock of a publicly traded corporation shall not be deemed an “economic interest in any person” for purposes of this Section 2.22.  The Company and the Company Subsidiaries have not, since January 1, 2001, (i) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company or the Company Subsidiaries, or (ii) materially modified any term of any such extension or maintenance of credit.  There are no extensions of credit maintained by the Company or the Company Subsidiaries to which the second sentence of Section 13(k)(1) of the Exchange Act applies.

2.23

Brokers or Finders.  Except for the engagement of CIBC World Markets Corp. by the Company, no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker’s or finder’s fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or the Company Subsidiaries.

3.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to, and for the benefit of, the Company that, except as set forth in the Parent Disclosure Schedule delivered by Parent to the Company at or prior to the execution and delivery of this Agreement (the “Parent Disclosure Schedule”), the following are true:

3.1

Due Organization; Subsidiaries; Etc.

(a)

Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and Merger Sub is a corporation duly organized, validly existing, in good standing and in active status under the laws of the State of Delaware.  Both Parent and Merger Sub have all necessary power and authority to conduct their business in the manner in which their business is currently being conducted.

(b)

Neither Parent nor Merger Sub has been required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction except where the failure to do so would not prevent or materially delay Parent or Merger Sub from consummating the Merger.

(c)

Parent owns all of the issued and outstanding shares of capital stock of Merger Sub.  Merger Sub was organized for the sole and limited purpose of effecting the Merger.  Other than action to enter into this Agreement and the transactions contemplated herein, Merger Sub has not undertaken any activity of any kind.  Merger Sub does not have and never has had any assets or incurred any liabilities of any nature other than such assets or liabilities acquired or incurred in connection with the transactions contemplated herein.

3.2

Authority; Binding Nature of Agreement.  Parent and Merger Sub each has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement and any Related Agreement to which it is a party and, subject to satisfaction of all conditions precedent to this Agreement and obtaining all approvals and consents as contemplated by this Agreement, to consummate the transactions contemplated by this Agreement; and the execution, delivery and performance by Parent and Merger Sub of this Agreement and any Related Agreement to which either of them is a party have been duly authorized by all necessary action on the part of Parent or Merger Sub.  This Agreement and each Related Agreement to which either Parent or Merger Sub is a party has been duly executed and delivered and constitutes the legal, valid and binding obligation of each, to the extent each is a party thereto, enforceable against them in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, fraudulent conveyance, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.3

Non-Contravention; Consents.

(a)

Except as set forth in Part 3.3 of the Parent Disclosure Schedule, to the knowledge of Parent, neither (1) the execution, delivery or performance of this Agreement or any of the Related Agreements, nor (2) the consummation of the Merger or any of the other transactions contemplated by this Agreement or any of the Related Agreements, will (with or without notice or lapse of time), other than any such actions which would not reasonably be likely to prevent or materially delay Parent or Merger Sub from consummating the Merger:

(i)

contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement or any of the Related Agreements or to exercise any remedy or obtain any relief under, any Legal Requirement or any order, writ, injunction, judgment or decree to which Parent or Merger Sub, or any of the assets owned, used or controlled by them, are subject;

(ii)

contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent or Merger Sub or that otherwise relates to Parent or Merger Sub; or

(iii)

contravene or conflict with or result in a violation or breach of, or result in a material default under, any provision of any material note, bond, mortgage, indenture, contract, agreement, lease, license or other instrument or obligation of Parent or Merger Sub or to which any property or asset of Parent or Merger Sub is bound or affected.

(b)

The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body except for (i) the filing and recordation of appropriate merger documents as required by the DGCL, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay Parent or Merger Sub from consummating the Merger.

3.4

Full Disclosure.  The information supplied by Parent for inclusion in the Proxy Statement will not, as of the date of the Proxy Statement, and in each case, as of the date such information is prepared or presented, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make any statement therein, in light of the circumstances under which it is made, not misleading.

3.5

Merger Consideration.  Parent has available to it, or at the Closing will have available to it, sufficient cash and other financial resources sufficient to make full payment of the aggregate Merger Consideration and pay all associated costs and expenses contemplated by this Agreement.

4.

Certain Covenants of the Company And Parent

4.1

Access and Investigation.  From the date hereof until the Effective Time (the “Pre-Closing Period”), the Company shall (i) cause the Company, the Company Subsidiaries, and the officers, directors, and employees of the Company and the Company Subsidiaries, and (ii) use its best efforts to cause the auditors and agents of the Company and the Company Subsidiaries, to afford the officers, employees and agents of Parent and Merger Sub and persons providing or committing to provide Parent or Merger Sub with financing for the Merger reasonable access during normal business hours to the officers, employees, agents, properties, offices, plants and other facilities, books and records of the Company and the Company Subsidiaries, and shall furnish Parent and Merger Sub and persons providing or committing to provide Parent or Merger Sub with financing for the Merger with such financial, operating and other data and information as Parent or Merger Sub, through its officers, employees or agents, may reasonably request.

4.2

Operation of the Company.  The Company agrees that, between the date of this Agreement and the Effective Time, unless Parent shall otherwise agree in writing, the businesses of the Company and the UK Subsidiary shall be conducted only in, and the Company and the UK Subsidiary shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and the Company shall use its commercially reasonable efforts, consistent with past practices of the Company, to preserve substantially intact the business organization of the Company and the UK Subsidiary, to keep available the services of the current officers, employees and consultants of the Company and the UK Subsidiary and to preserve the current relationships of the Company and the UK Subsidiary with customers, suppliers and other persons with which the Company or the UK Subsidiary has significant business relations.  By way of amplification and not limitation, except (i) as expressly contemplated by this Agreement and Part 4.2 of the Company Disclosure Schedule, or (ii) in connection with the liquidation of the Brazilian Subsidiary, neither the Company nor the Company Subsidiaries shall, between the date of this Agreement and the Effective Time, directly or indirectly, do, or propose to do, any of the following without the prior written consent of Parent:

(a)

amend or otherwise change its Certificate of Incorporation or By-laws or equivalent organizational documents;

(b)

issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of any class of capital stock of the Company or the Company Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or the Company Subsidiaries (except for the issuance of a maximum of 2,962,594 shares of Company Common Stock issuable pursuant to Company Options and the Warrants outstanding on the date hereof) or (ii) any assets of the Company or the Company Subsidiaries, except in the ordinary course of business and in a manner consistent with past practice;

(c)

declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

(d)

reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(e)

(i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof or any significant amount of assets; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person, or make any loans or advances, or grant any security interest in any of its assets except in the ordinary course of business and consistent with past practice; (iii) enter into any contract or agreement other than in the ordinary course of business and consistent with past practice; (iv) authorize, or make any commitment with respect to, any single capital expenditure which is in excess of $50,000 or capital expenditures which are, in the aggregate, in excess of $250,000 for the Company and the Company Subsidiaries taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter set forth in this Section 4.2(e);

(f)

hire additional employees or increase the compensation payable or to become payable or the benefits provided to its directors, officers or employees, except for increases in the ordinary course of business and consistent with past practice in salaries, wages, bonuses, incentives or benefits of employees of the Company or the Company Subsidiaries who are not directors or officers of the Company or the Company Subsidiaries, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or of the Company Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit-sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee;

(g)

take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures;

(h)

make any tax election or settle or compromise any United States federal, state, local or non-United States income tax liability;

(i)

pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the 2003 Balance Sheet or subsequently incurred in the ordinary course of business and consistent with past practice;

(j)

amend, modify or consent to the termination of any Material Contract, or amend, waive, modify or consent to the termination of any material rights of the Company or the Company Subsidiaries thereunder;

(k)

commence or settle any Legal Proceeding;

(l)

permit any item of Proprietary Assets owned by the Company or the Company Subsidiaries to lapse or to be abandoned, dedicated, or disclaimed, fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and taxes required or advisable to maintain and protect its interest in each and every item of Proprietary Assets owned by the Company or the Company Subsidiaries;

(m)

fail to make in a timely manner any filings with the SEC required under the Securities Act or the Exchange Act or the rules and regulations promulgated thereunder; or

(n)

announce an intention, enter into any formal or informal agreement or otherwise make a commitment, to do any of the foregoing.

4.3

Notification; Updates to Disclosure Schedules.

(a)

During the Pre-Closing Period the Company shall promptly notify Parent of:

(i)

the discovery by the Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in or breach of any representation or warranty made the Company in this Agreement;

(ii)

any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in or breach of any representation or warranty made by the Company in this Agreement as if (a) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (b) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

(iii)

any breach of any covenant or obligation contained herein by the Company; and

(iv)

any event, condition, fact or circumstance that would make the timely satisfaction of any condition set forth in this Agreement impossible or unlikely.

(b)

If any event, condition, fact or circumstance that is required to be disclosed pursuant to Section 4.3(a) requires any change in the Company Disclosure, or if any such event, condition, fact or circumstance would require such a change assuming the Company Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then the Company shall promptly deliver to Parent an update to the Company Disclosure Schedule specifying such change.  No such update shall be deemed to supplement or amend the Company Disclosure Schedule for the purpose of (i) determining the accuracy of any of the representations and warranties made in this Agreement, or (ii) determining whether any condition set forth in Sections 6, 7 or 8 has been satisfied.

4.4

Company Shareholders’ Meeting.

(a)

The Company shall take all action necessary under the Company Constituent Documents and all applicable Legal Requirements to call, give notice of, convene and duly hold a meeting of the holders of Company Common Stock (the “Company Shareholders’ Meeting”) to consider, act upon and vote upon the adoption and approval of this Agreement and approval of the Merger.  The Company Shareholders’ Meeting will be held as promptly as practicable.

(b)

The Company will prepare and file with the SEC under the Exchange Act, and distribute to the Company shareholders in connection with the Company Shareholders’ Meeting, the Proxy Statement in compliance with all applicable Legal Requirements and the Company Constituent Documents.  The Company will use its best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable.  Parent, Merger Sub and the Company will cooperate with each other in the preparation of the Proxy Statement, and the Company shall notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Parent promptly copies of all correspondence between the Company or any representative of the Company and the SEC with respect thereto.  The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to such documents being filed with the SEC or disseminated to the Company’s shareholders and shall give Parent and its counsel a reasonable opportunity to review and comment on all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC.  Each of the Company, Parent and Merger Sub agrees to use its reasonable best efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement and all required amendments and supplements thereto to be mailed to the Company’s shareholders entitled to vote at the Company Shareholders’ Meeting at the earliest practicable time.  Parent and Merger Sub will promptly supply to the Company in writing, for inclusion in the Proxy Statement, all information concerning Parent and Merger Sub required by any applicable Legal Requirements to be included in the Proxy Statement.  The Company, Parent, and Merger Sub agree to promptly correct any information provided by any of them for use in the Proxy Statement which shall have become false or misleading in any respect.

(c)

Subject to the provisions of Section 4.5(b) and (c), below, the Company shall use its commercially reasonable efforts to solicit from shareholders of the Company proxies in favor of the approval and adoption of this Agreement, the transactions contemplated herein, and the Merger and to take all other actions reasonably necessary to secure such vote as promptly as practicable prior to the Termination Date.

(d)

Subject to the provisions of Section 4.5(b) and (c), below, the Board of Directors of the Company shall unanimously recommend that the Company’s shareholders vote in favor of and adopt and approve this Agreement and approve the Merger at the Company Shareholders’ Meeting (the “Company Recommendation”).  The Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has unanimously recommended that the Company’s shareholders vote in favor of and adopt and approve this Agreement, and approve the Merger at the Company Shareholders’ Meeting and the Company Recommendation shall not subsequently be withdrawn or modified in any manner adverse to Parent or Merger Sub, except as provided in Section 4.5(c).

4.5

No Solicitation of Transactions.

(a)

Subject to the provisions of Section 4.5(b) and (c), below, the Company agrees that neither it nor the Company Subsidiaries nor any of the directors, officers or employees of it or the Company Subsidiaries will, and that it will use commercially reasonable efforts to cause its and the Company Subsidiaries’ agents, advisors and other representatives (including, without limitation, any investment banker, attorney or accountant retained by it or the Company Subsidiaries), not to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any other action to facilitate, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to its shareholders) that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as defined in Section 4.5(d), below), or (ii) enter into or maintain or continue discussions or negotiations with any person or entity in furtherance of such inquiries or to obtain a proposal or offer for a Competing Transaction, or (iii) agree to, approve, endorse or recommend any Competing Transaction or enter into any letter of intent or other contract, agreement or commitment contemplating or otherwise relating to any Competing Transaction, or (iv) authorize or permit any of the officers, directors or employees of the Company or the Company Subsidiaries, or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or the Company Subsidiaries, to take any such action.  The Company shall notify Parent as promptly as practicable (and in any event within one (1) day after the Company attains knowledge thereof), orally and in writing, if any proposal or offer, or any inquiry or contact with any Person with respect thereto, regarding a Competing Transaction is made, specifying the material terms and conditions thereof and the identity of the party making such proposal or offer or inquiry or contact (including material amendments or proposed material amendments).  The Company shall provide Parent with forty-eight (48) hours prior notice (or such lesser prior notice as is provided to the members of the Company Board) of any meeting of the Board of Directors of the Company at which the Board of Directors of the Company is reasonably expected to consider any Competing Transaction.  The Company immediately shall cease and cause to be terminated all existing discussions or negotiations with any parties conducted heretofore with respect to a Competing Transaction.  The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party and the Company also agrees to promptly request each person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring (whether by merger, acquisition of stock or assets or otherwise) the Company or the Company Subsidiaries, if any, to return (or if permitted by the applicable confidentiality agreement, destroy) all confidential information heretofore furnished to such person by or on behalf of the Company or the Company Subsidiaries and, if requested by Parent, to enforce such person’s obligation to do so.

(b)

Notwithstanding anything to the contrary in this Section 4.5, the Board of Directors of the Company may furnish information to, and enter into discussions with, a Person who has made an unsolicited, written, bona fide proposal or offer regarding a Competing Transaction if, in each such case, the Board of Directors of the Company has (i) determined, in its good faith judgment, after consultation with a financial advisor of internationally recognized reputation and independent legal counsel, that such proposal or offer constitutes a Superior Proposal (as defined below), and (ii) determined, in its good faith judgment, after consultation with independent legal counsel (who may be the Company’s regularly engaged independent legal counsel), that, in light of such Superior Proposal, the furnishing of such information or entering into discussions is required to comply with its fiduciary obligations to the Company and its shareholders under applicable Legal Requirements, (iii) provided written notice to Parent of its intent to furnish information or enter into discussions with such Person at least three business days prior to taking any such action, and (iv) obtained from such Person an executed confidentiality agreement on terms no less favorable to the Company than those contained in the confidentiality agreement between the Company and Parent (it being understood that such confidentiality agreement and any related agreements shall not include any provision calling for any exclusive right to negotiate with such party or having the effect of prohibiting the Company from satisfying its obligations under this Agreement).

(c)

Except as set forth in this Section 4.5(c), neither the Board of Directors of the Company nor any committee thereof shall withdraw or modify or propose to withdraw or modify, in a manner adverse to Parent or Merger Sub, the approval or recommendation by the Board of Directors of the Company or any such committee of this Agreement, the Merger, or any other transaction contemplated hereby (such withdraw, modification, or proposal being a “Change in the Company Recommendation”) or approve or recommend, or cause or permit the Company to enter into any letter of intent, agreement or obligation with respect to, any Competing Transaction.  Notwithstanding the foregoing, if the Board of Directors of the Company determines, in its good faith judgment prior to the Company Shareholders’ Meeting and after consultation with independent legal counsel (who may be the Company’s regularly engaged independent legal counsel), that it is required to make a Change in the Company Recommendation to comply with its fiduciary obligations to the Company and its shareholders under applicable Legal Requirements, the Board of Directors of the Company may make a Change in the Company Recommendation, but only (i) after providing written notice to Parent (a “Notice of Superior Proposal”) advising Parent that the Board of Directors of the Company has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal, and identifying the Person making such Superior Proposal and indicating that the Board of Directors of the Company intends to effect a Change in the Company Recommendation and the manner in which it intends (or may intend) to do so, (ii) if Parent does not, within five (5) business days of Parent’s receipt of the Notice of Superior Proposal, make an offer that the Board of Directors of the Company determines, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel) to be at least as favorable to the Company’s shareholders as such Superior Proposal and (iii) to terminate this Agreement in accordance with Section 9.1(h).  Any disclosure that the Board of Directors of the Company may be compelled to make with respect to the receipt of a proposal or offer for a Competing Transaction or otherwise in order to comply with its fiduciary obligations to the Company and its shareholders under applicable Legal Requirements will not constitute a violation of this Agreement.

(d)

A “Competing Transaction” means any of the following (other than the Merger):  (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Company or the Company Subsidiaries; (ii) any sale, lease, exchange, transfer or other disposition of all or a substantial part of the assets of the Company or of the Company Subsidiaries; (iii) any sale, exchange, transfer or other disposition of 20% or more of any class of equity securities of the Company or of the Company Subsidiaries; (iv) any tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of any class of equity securities of the Company or of the Company Subsidiaries; (v) any solicitation in opposition to approval and adoption of this Agreement by the Company’s shareholders; or (vi) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay any of the Merger.

(e)

A “Superior Proposal” means an unsolicited written bona fide offer made by a third party to consummate any of the following transactions:  (i) a merger, consolidation, share exchange, business combination or other similar transaction involving the Company pursuant to which the shareholders of the Company immediately preceding such transaction would hold less than 50% of the equity interest in the surviving or resulting entity of such transaction; or (ii) the acquisition by any person or group (including by means of a tender offer or an exchange offer or a two-step transaction involving a tender offer followed with reasonable promptness by a cash-out merger involving the Company), directly or indirectly, of ownership of 100% of the then outstanding shares of stock of the Company, or (iii) the sale, lease, exchange, transfer, or other disposition by the Company of all or substantially all of its assets, in each case on terms (including conditions to consummation of the contemplated transaction) that the Board of Directors of the Company determines, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), to be more favorable to the Company shareholders than the Merger and which is fully financed or for which financing, to the extent required, is then committed.

5.

Additional Covenants of the Parties

5.1

Additional Agreements.  Parent and the Company shall use all reasonable efforts (i) to cause the conditions set forth in Section 6, in the case of the Company, and in Section 7, in the case of Parent, and both Parent and the Company in the case of Section 8, to be satisfied as soon as practicable prior to the Termination Date, and (ii) to take, or cause to be taken, all actions necessary to consummate the Merger and make effective the other transactions contemplated by this Agreement and each Related Agreement as soon as practicable prior to the Termination Date.

5.2

Regulatory Approvals.  The Company and Parent shall use all reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement and each Related Agreement, and to submit promptly any additional information requested by any such Governmental Body.  Each of the Company and Parent shall (i) give the other party prompt notice of the commencement of any Legal Proceeding by or before any Governmental Body with respect to the Merger or any of the other transactions contemplated by this Agreement, (ii) keep the other party informed as to the status of any Legal Proceeding, and (iii) subject to their obligations to comply with applicable Legal Requirements, promptly inform the other party of any communication to or from or any other Governmental Body regarding the Merger.  The Company and Parent will consult and cooperate with one another, and will consider in good faith the views of one another, in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any Legal Proceeding.

5.3

Public Announcements.  During the Pre-Closing Period, the parties shall consult with the other parties, and consider in good faith all comments of the other party, prior to issuing any press release or making any public statement regarding the Merger; provided that nothing herein shall be deemed to prohibit any party from making any public disclosure such party deems necessary or appropriate under applicable Legal Requirements.

5.4

Directors and Officers Indemnification and Insurance.

(a)

Parent will cause the Surviving Corporation to maintain in effect for not less than three years after the Effective Time, the Company's current directors' and officers' insurance policies, if such insurance is obtainable (or policies equivalent in all material respects to those maintained by or on behalf of the Company and the Company Subsidiaries on the date hereof, and having at least the same coverage and containing terms and conditions no less advantageous to the current and all former directors and officers of the Company) with respect to acts or failures to act prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 5.4(a) more than an amount per year equal to 175% of current annual premiums paid by the Company for such insurance (which the Company represents and warrants to be approximately $360,000 in the aggregate) and provided, further, that the Surviving Corporation will use reasonable best efforts to obtain the lowest premium possible for such coverage.

(b)

From and after the Effective Time, Parent and the Surviving Corporation shall indemnify and hold harmless to the fullest extent permitted under applicable law, each person who is, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer or director of the Company or the Company Subsidiaries (each, an "Indemnified Party") against all losses, claims, damages, liabilities, costs or expenses (including attorneys fees), judgments, fines, penalties and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to acts or omissions, or alleged acts or omissions, by them in their capacities as such, which acts or omissions occurred prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time.  In the event of any such claim, action, suit, proceeding or investigation (an "Action"), the Surviving Corporation shall control the defense of such Action with counsel selected by the Surviving Corporation, which counsel shall be reasonably acceptable to the Indemnified Party; provided, however, that the Indemnified Party shall be permitted to participate in the defense of such Action through counsel selected by the Indemnified Party, which counsel shall be reasonably acceptable to the Surviving Corporation, at the Indemnified Party's expense.  Notwithstanding the foregoing, if there is any conflict between the Surviving Corporation and any Indemnified Parties or there are additional defenses available to any Indemnified Parties, the Indemnified Parties shall be permitted to participate in the defense of such Action with counsel selected by the Indemnified Parties, which counsel shall be reasonably acceptable to the Surviving Corporation, and Parent shall cause the Surviving Corporation to pay the reasonable fees and expenses of such counsel, as accrued and in advance of the final disposition of such Action to the full extent permitted by applicable law; provided, however, that the Surviving Corporation shall not be obligated to pay the reasonable fees and expenses of more than one counsel for all Indemnified Parties in any single Action except to the extent that the Surviving Corporation and any Indemnified Party have conflicting interests in the outcome of such Action.

(c)

Parent shall cause the Surviving Corporation to keep in effect for a period of not less than six years from the Effective Time (or, in the case of matters occurring prior to the Effective Time which have not been resolved prior to the sixth anniversary of the Effective Time, until such matters are finally resolved) all provisions in the Surviving Corporation's Certificate of Incorporation and Bylaws that provide for exculpation of director and officer liability and indemnification (and advancement of expenses related thereto) of the past and present officers and directors of the Company to the fullest extent permitted by the DGCL, and such provisions shall not be amended except as either required by applicable Legal Requirement or to make changes permitted by Legal Requirement that would enhance the rights of past or present officers and directors to indemnification or advancement of expenses.

(d)

If Parent or the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or other entity and shall not be the continuing or surviving corporation or entity of the consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 5.4.

(e)

The provisions of this Section 5.4 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

6.

CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions contemplated by this Agreement and the Related Agreements are subject to the satisfaction or written waiver, at or prior to the Closing, of each of the following conditions:

6.1

Accuracy of Representations.  Except for any breaches or inaccuracies in the Company’s representations and warranties that would not have a Material Adverse Effect, each of the representations and warranties made by the Company in this Agreement shall have been true and accurate as of the Closing Date, as if made as of the Closing Date (without giving effect to any materiality qualifications, “Material Adverse Effect” or similar qualifications contained or incorporated directly or indirectly in such representations and warranties), other than such representations and warranties which are made as of a certain date, which shall be so true and accurate as of such date.

6.2

Performance of Covenants.  All of the covenants and obligations that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

6.3

Agreements and Documents.  Parent shall have received the following agreements and documents, each of which shall be in full force and effect:

(a)

a certificate signed on behalf of the Company representing and warranting after reasonable investigation that the conditions set forth in Sections 6.1 and 6.2 have been duly satisfied (the “Company Compliance Certificate”);

(b)

Written resignations of all directors of the Company, effective as of the Effective Time; and

(c)

Evidence that the Board of Directors of the Company has taken all actions required in order to give effect to the transactions contemplated in this Agreement.

6.4

No Governmental Litigation.  There shall not be pending or threatened any Legal Proceeding in which a Governmental Body is or is threatened to become a party or is otherwise involved, and neither Parent nor the Company shall have received any communication from any Governmental Body in which such Governmental Body indicates the possibility of commencing any Legal Proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement or the Related Agreements; or (b) otherwise materially affecting the Merger or materially and adversely affecting the assets or operations and any of the parties after the Effective Time.

6.5

No Other Litigation.  There shall not be pending any Legal Proceeding in which, in the reasonable judgment of Parent, there is a reasonable possibility of an outcome that could have a Material Adverse Effect on either the Company or Parent (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; or (b) otherwise materially affecting the Merger or materially and adversely affecting the assets or operations and any of the parties after the Effective Time.

6.6

Appraisal Rights.  Holders of no more than 10% of the Company Common Stock shall have exercised, and not withdrawn or otherwise lost, their appraisal rights pursuant to Section 262 of the DGCL.

6.7

No Material Adverse Effect.  No Material Adverse Effect on the Company shall have occurred since the date of this Agreement.

6.8

Indebtedness.  The Company and the Company Subsidiaries shall not owe indebtedness for borrowed money (exclusive of capital leases, indebtedness under the 2003 Notes and indebtedness to S. Michael Godshall or Catalyst Consulting Services, Inc.) as of the Closing in an amount in excess of $1,250,000; provided, however, that such threshold will be increased on a dollar-for-dollar basis to the extent that the Company makes any payments to Hasbro, Inc. under the judgment that Hasbro, Inc has received against the Company as disclosed in Part 2.15 of the Company Disclosure Schedule.

6.9

Payment of Expenses.  The Company shall pay, or shall have sufficient cash to pay, as of the Effective Time, all Expenses incurred by the Company in connection with the transactions contemplated herein.

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligations of the Company to effect the Merger and otherwise consummate the transactions contemplated by this Agreement and the Related Agreements are subject to the satisfaction or written waiver, at or prior to the Closing, of the following conditions:

7.1

Accuracy of Representations.  Each of the representations and warranties made by Parent or Merger Sub in this Agreement shall have been accurate in all material respects as of the Closing Date, as if made as of the Closing Date (without giving effect to any materiality qualifications or similar qualifications contained or incorporated directly or indirectly in such representations and warranties), other than such representations and warranties which are made as of a certain date, which shall be so true and accurate as of such date.

7.2

Performance of Covenants.  All of the covenants and obligations that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

7.3

Documents.  The Company shall have received the following documents:

(a)

a certificate signed on behalf of Parent and Merger Sub representing and warranting that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied (collectively, the “Parent Compliance Certificate”); and

(b)

Evidence requested by the Company that the Board of Directors of each of Parent and Merger Sub has taken all actions required to give effect to the transactions contemplated herein.

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or written waiver, at or prior to the Closing, of the following conditions:

8.1

Shareholder Approval.  The Required Company Shareholder Vote shall have been obtained.

8.2

No Restraints.  No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any Governmental Body and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

8.3

Consents.  All consents, approvals and authorizations (including, without limitation, consents, approvals and authorizations under any Material Contract, Company Option, Warrant or 2003 Note) which, in the reasonable discretion of Parent, are necessary or desirable in connection with the Merger and the other transactions contemplated by this Agreement shall have been obtained and shall be in full force and effect; provided, that if Parent shall have waived any such consent, approval or authorization as a condition to its obligation to consummate the Merger, then such consent, approval or authorization shall be deemed waived by all parties to this Agreement.

9.

TERMINATION

9.1

Termination Events.  This Agreement may be terminated prior to the Closing:

(a)

by mutual written consent of Parent and the Company as authorized by their respective Boards of Directors;

(b)

by either Parent or the Company, if any Order by any Governmental Body of competent jurisdiction preventing or prohibiting consummation of the Merger shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 9.1(b) must have used all reasonable efforts to remove any such Order;

(c)

by either Parent or the Company if (i) the Company Shareholders’ Meeting (including any adjournment or postponement thereof) shall have been duly held and completed and the shareholders of the Company shall have taken a final vote on a proposal to approve and adopt the Merger and this Agreement and (ii) the Merger and this Agreement shall not have been adopted and approved by the shareholders of the Company; provided, however, that a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(c) if the failure of such party’s shareholders to adopt and approve the Merger and this Agreement is attributable to a failure on the part of such party to perform its obligations under this Agreement;

(d)

by Parent if any of the Company’s representations and warranties contained in this Agreement shall have become materially inaccurate such that the condition specified in Section 6.1 would not be satisfied, or if any of the Company’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that Parent may not terminate this Agreement under this Section 9.1(d) on account of an inaccuracy in the Company’s representations and warranties or on account of a breach of a covenant by the Company which is capable of being cured, unless the Company fails to cure such inaccuracy or breach within 15 days after receiving written notice from Parent of such inaccuracy or breach;

(e)

by the Company if any of Parent’s or Merger Sub’s representations and warranties contained in this Agreement shall have become materially inaccurate such that the condition specified in Section 7.1 would not be satisfied, or if any of Parent’s or Merger Sub’s covenants contained in this Agreement shall have been breached in any material respect; provided, however, that the Company may not terminate this Agreement under this Section 9.1(e) on account of an inaccuracy in Parent’s representations and warranties or on account of a breach of a covenant by Parent or Merger Sub which is capable of being cured, unless Parent or Merger Sub fails to cure such inaccuracy or breach within 15 days after receiving written notice from the Company of such inaccuracy or breach;

(f)

by Parent or the Company if the Closing has not taken place on or before October 31, 2004, or such later date as mutually agreed in writing (the “Termination Date”); provided, that a party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(f) if the failure of the Closing to have occurred is attributable to a failure on the part of such party to perform its obligations under this Agreement;

(g)

by Parent if a Company Triggering Event (as defined below) shall have occurred; or

(h)

By the Company, upon approval of the Board of Directors of the Company, if prior to the Company Shareholders’ Meeting, the Board of Directors of the Company determines, in its good faith judgment after consultation with independent legal counsel (who may be the Company’s regularly engaged independent legal counsel), that it is required to do so to comply with its fiduciary obligations to the Company and its shareholders under applicable Legal Requirements in order to enter into a definitive agreement with respect to a Superior Proposal, but only (i) after providing five (5) business days prior written notice to Parent setting forth in reasonable detail the identity of the Person making, and the final terms and conditions of, such Superior Proposal, and (ii) duly considering any proposals that may be made by Parent during such five (5) business day period and determining, in its good faith judgment (after consultation with a financial advisor of internationally recognized reputation and independent legal counsel), that any such proposals would not be at least as favorable to the Company’s shareholders as such Superior Proposal; provided, however, that any termination of this Agreement pursuant to this Section 9.1(h) shall not be effective until the Company has made full payment of all amounts provided under Section 9.4.

For purposes of this Agreement, a “Company Triggering Event” shall be deemed to have occurred if:  (i) the Board of Directors of the Company withdraws, modifies or changes the Company Recommendation in a manner adverse to Parent or shall have resolved to do so; (ii) the Board of Directors of the Company shall have recommended to the shareholders of the Company a Competing Transaction or shall have resolved to do so or shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Competing Transaction; (iii) the Company shall have failed to include in the Proxy Statement the recommendation of the Board of Directors of the Company in favor of the approval and adoption of this Agreement and the approval of the Merger; (iv) through the fault (whether by commission or omission) of the Company, the Merger is not, prior to September 30, 2004, submitted for the approval of the holders of Company Common Stock at the Company Shareholders’ Meeting; (v) the Company shall have intentionally breached its obligations under Section 4.5; or (vi) a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of the Company is commenced, and the Board of Directors of the Company fails to recommend against acceptance of such tender offer or exchange offer by its shareholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders).

9.2

Termination Procedures.  If either party wishes to terminate this Agreement pursuant to Section 9.1, it shall deliver to the other party a written notice stating that it is terminating this Agreement and (except for termination under Section 9.1(f) which will not require such certification) setting forth a brief description of the basis on which it is terminating this Agreement.

9.3

Effect of Termination.  If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement shall terminate except (a) as set forth in Section 9.4 and (b) nothing herein shall relieve any party from liability for any willful breach of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination; provided, however, that: (a) the parties shall, in all events, remain bound by and continue to be subject to Section 5.3; and (b) except in the case of a willful breach of this Agreement, no party shall be liable for any consequential or punitive damages.

9.4

Fees and Expenses.

(a)

Except as set forth in this Section 9.4, all Expenses (as defined below) incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger or any other transaction is consummated, except that the Company shall pay all Expenses relating to (i) printing, filing and mailing the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement.  “Expenses”, as used in this Agreement, shall include all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of shareholder approvals, the filing of any required notices under regulations and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement.

(b)

The Company agrees that:

if Parent shall terminate this Agreement pursuant to Section 9.1(g) or the Company shall terminate this Agreement pursuant to Section 9.1(h); or

if (A) Parent or the Company shall terminate this Agreement pursuant to 9.1(c), and (B) prior to the time of such failure to so approve this Agreement or the Merger a Competing Transaction shall have been publicly announced with respect to the Company; or

if (A) Parent or the Company shall terminate this Agreement pursuant to Section 9.1(f), (B) prior to the time of such termination a Competing Transaction shall have been publicly announced with respect to the Company, and (C) the Company enters into an agreement providing for a Third Party Acquisition within nine (9) months after the date of such termination;

then the Company shall pay to Parent promptly (upon termination if the Company shall have terminated pursuant to Section 9.1(h) and no later than one business day after the first of such other events shall have occurred) a fee of $1,250,000 (the “Fee”) plus an amount equal to the amount of Parent’s Expenses, up to a maximum of $500,000, which amounts shall be payable in immediately available funds.  In the event of a termination of the Agreement under this Section 9.1(b), the Fee is intended, and agreed by all parties to be, the liquidated damages of the Parent and is in lieu of any other amounts that the Parent might claim or be entitled to claim as damages hereunder.

(c)

The Company agrees that if Parent shall terminate this Agreement pursuant to Section 9.1(d) and neither Parent nor Merger Sub is in material breach of its material covenants and agreements contained in this Agreement or its representations and warranties contained in this Agreement, then the Company shall, whether or not any payment is made pursuant to Section 9.4(b), reimburse Parent for all of its Expenses, up to a maximum of $500,000 (not later than one business day after submission of statements therefore).  Conversely, Parent agrees that if the Company shall terminate this Agreement pursuant to Section 9.1(e) and the Company is not in material breach of its material covenants and agreements contained in this Agreement or its representations and warranties contained in this Agreement, then Parent shall reimburse the Company for all of its Expenses, up to a maximum of $500,000 (not later than one business day after submission of statements therefore).

(d)

The Company and Parent acknowledge that the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement.  In the event that the Company shall fail to pay the Fee or any Expenses when due, or Parent shall fail to pay any Expenses when due, the term “Expenses” shall be deemed to include the costs and expenses actually incurred or accrued by Parent  or the Company, as the case may be (including, without limitation, fees and expenses of counsel), in connection with the collection under and enforcement of this Section 9.4, together with interest on such unpaid Fee and/or Expenses, commencing on the date that the Fee or such Expenses became due, at a rate equal to the rate of interest publicly announced by Citibank, N.A., from time to time, in the City of New York, as such bank’s prime rate as published by such bank from time to time.  Payment of the fees and expenses described in this Section 9.4 shall not be in lieu of any damages incurred in the event of willful or intentional breach of this Agreement.

(e)

“Third Party Acquisition” means any of the following transactions (other than the transactions contemplated by this Agreement):  (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction or of any direct or indirect parent thereof; (ii) a sale or other disposition by the Company of assets representing in excess of fifty percent (50%) of the aggregate fair market value of the Company’s business immediately prior to such sale or other disposition; (iii) an acquisition by any person or group (including by way of a tender offer or an exchange offer or an issuance of capital stock by the Company), directly or indirectly, of beneficial ownership of fifty percent (50%) or more of the voting power of the then outstanding shares of capital stock of the Company; (iv) the adoption by the Company of a plan of liquidation or the declaration or payment of an extraordinary dividend; or (v) the repurchase by the Company or the Company Subsidiaries of 50% or more of the outstanding shares of Company Common Stock.

10.

SURVIVAL OF CERTAIN PROVISIONS AFTER THE EFFECTIVE TIME ETC

The representations, warranties, covenants, and agreements made herein or in any Related Agreement delivered pursuant hereto shall terminate and be of no further force or effect on the earlier of (i) the Effective Time, if the Merger is consummated, or (ii) the date of termination of this Agreement, if this Agreement is terminated under Section 9, above, provided, however, that the covenants contained in this Agreement in Article 1 and Sections 5.4, 11.1, 11.2, 11.3, 11.4, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.12, 11.13, and 11.14 shall survive the Effective Time, in the event, but only in the event, that the Merger is consummated, and the provisions of Sections 5.3 and 9.4 shall survive in accordance with Section 9.3 if the Agreement is terminated without the Merger being consummated.

11.

MISCELLANEOUS PROVISIONS

11.1

Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

11.2

Attorneys’ Fees.  If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

11.3

Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent:

ComVest Investment Partners II LLC

830 Third Avenue

New York, New York  10022

Attn:

Carl G. Kleidman

Phone: (212) 829-5800

Facsimile No:

(212) 829-5978

with a copy to (which copy shall not constitute notice):

Greenberg Traurig LLP

200 Park Avenue

New York, New York  10166

Attn:

Alan I. Annex and Kenneth A. Gerasimovich

Phone:

(212) 801-9200

Facsimile No.:

(212) 801-6400

if to the Company:

Catalyst International, Inc.

8989 North Deerwood Drive

Milwaukee, WI  53223

Attn:

President

Phone:

(414) 362-6800

Facsimile No:

(414) 362-6794

with a copy to (which copy shall not constitute notice):

Godfrey & Kahn, SC

780 N. Water Street

Milwaukee, Wisconsin  53202

Attn:

Mark Ehrmann

Phone:

(414) 273-3500

Facsimile No:

(414) 273-5198

11.4

Time of the Essence.  Time is of the essence in connection with the Merger and the other transactions contemplated by this Agreement.

11.5

Headings.  The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

11.6

Counterparts.  This Agreement may be executed in several counterparts and by facsimile, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

11.7

Governing Law; Jurisdiction and Venue.

(a)

This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b)

Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in the Delaware Chancery Court, and each of the parties hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of such courts for any proceeding arising in connection with this Agreement, (ii) agrees not to commence any such proceeding except in such courts, and (iii) waives any objection to the laying of venue of any such proceeding in such courts.

11.8

Parties in Interest; Successors and Assigns.

(a)  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Section 5.4 (which is intended to be for the benefit of the persons covered thereby and may be enforced by such persons).

(b)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns (if any).  The Company shall not, and prior to the Effective Time, Parent shall not, assign this Agreement or any rights or obligations hereunder to any Person.

11.9

Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative).  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

11.10

Waiver.  No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

11.11

Amendments.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

11.12

Severability.  In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

11.13

Entire Agreement.  This Agreement and the Related Agreements set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof, including that certain letter agreement dated June 3, 2004.

11.14

Waiver of Jury Trial  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement, the Related Agreements or the Merger.  Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement, the Related Agreements and the Merger, as applicable, by, among other things, the mutual waivers and certifications in this Section 11.14.

11.15

Construction.

(a)

For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b)

The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c)

As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d)

Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

PARENT:

COMVEST INVESTMENT PARTNERS II LLC

By:

Its:

MERGER SUB:

CAT ACQUISITION CORP.

By:

Its:

THE COMPANY:

CATALYST INTERNATIONAL, INC.

By:

Its:

Exhibit A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

2003 Annual Report.  “2003 Annual Report shall have the meaning given in Section 1.5.

2003 Notes.  “2003 Notes shall have the meaning given in Section 1.7.

Action.  “Action” shall have the meaning given in Section 5.4(b).

Agreement.  “Agreement” shall mean this Agreement and Plan of Merger and Reorganization (including the Recitals, the Company Disclosure Schedule, the Parent Disclosure Schedule, and the exhibits), as it may be amended from time to time.

Audited Company Financial Statements.  “Audited Company Financial Statements” shall have the meaning given in Section 2.4(b)(i).

Brazilian Subsidiary.  “Brazilian Subsidiary” shall have the meaning given in Section 2.1(c).

Benefit Program or Agreement.  “Benefit Program or Agreement” shall have the meaning given in Section 2.13(a)(ii).

Certificate of Merger.  “Certificate of Merger” shall have the meaning given in Section 1.2.

Change in the Company Recommendation.  “Change in the Company Recommendation” shall have the meaning given in Section 4.5(c).

Closing.  “Closing” shall have the meaning given in Section 1.2.

Closing Date.  “Closing Date” shall have the meaning given in Section 1.2.

Code.  “Code” shall have the meaning given in Section 2.3(b).

Company.  “Company” shall have the meaning given in the introduction to this Agreement.

Company Common Stock.  “Company Common Stock” shall have the meaning given in Section 1.4(a)(i).

Company Compliance Certificate.  “Company Compliance Certificate” shall have the meaning given in Section 6.3(a).

Company Constituent Documents.  “Company Constituent Documents” shall have the meaning given in Section 2.2.

Company Disclosure Schedule.  “Company Disclosure Schedule” shall have the meaning given in the preamble to Article 2.

Company Financial Statements.  “Company Financial Statements” shall have the meaning given in Section 2.4(b).

Company Option Certificate.  “Company Option Certificate” shall have the meaning given in Section 1.6(b).

Company Option.  “Company Option” shall mean any option to acquire Company Common Stock.

Company Option Plans.  “Company Option Plans” shall have the meaning given in Section 1.5.

Company Preferred Stock.  “Company Preferred Stock” shall have the meaning given in Section 2.3(a).

Company Proprietary Assets.  “Company Proprietary Assets” shall have the meaning given in Section 2.7(b).

Company Recommendation.  “Company Recommendation” shall have the meaning given in Section 4.4(d).

Company Returns.  “Company Returns” shall have the meaning given in Section 2.12(a).

Company SEC Reports.  “Company SEC Reports” shall have the meaning given in Section 2.4(a).

Company Shareholders' Meeting.  “Company Shareholders’ Meeting” shall have the meaning given in Section 4.4(a).

Company Stock Certificate.  “Company Stock Certificate” shall have the meaning given in Section 1.6(a).

Company Subsidiaries.  “Company Subsidiaries” shall have the meaning given in Section 2.1(c).

Company Triggering Event.  “Company Triggering Event” shall have the meaning given in Section 9.1.

Competing Transaction.  “Competing Transaction” shall have the meaning assigned in Section 4.5(d).

Deferred Compensation.  “Deferred Compensation” shall have the meaning given in Section 2.13(a).

DGCL.  “DGCL” shall have the meaning given in Recital B of this Agreement.

Dissenting Shares.  “Dissenting Shares” shall have the meaning given in Section 1.4(a)(iv).

Effective Time.  “Effective Time” shall have the meaning given in Section 1.2.

Encumbrance.  “Encumbrance” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature affecting property, real or personal, tangible or intangible, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset, any lease in the nature thereof and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statute of any jurisdiction).

Entity.  “Entity” shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

Environmental Law.  “Environmental Law” shall have the meaning given in Section 2.14.

ERISA.  “ERISA” shall have the meaning given in Section 2.13(a)(i).

Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Excluded Shares.  “Excluded Shares” shall have the meaning given in Section 1.4(a)(iii).

Expenses.  “Expenses” shall have the meaning given in Section 9.4(a).

Fee.  “Fee” shall have the meaning given in Section 9.4(b).

Governmental Authorization.  “Governmental Authorization” shall mean any:  (a) approval, permit, license, certificate, franchise, permission, clearance, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Body.

Governmental Body.  “Governmental Body” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental, self-regulatory or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal).

Indemnified Party.  “Indemnified Party” shall have the meaning given in Section 5.4(b).

Legal Proceeding.  “Legal Proceeding” shall mean any ongoing or threatened action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

Legal Requirement.  “Legal Requirement” shall mean any federal, state, local, municipal, foreign or international, multinational or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

Licensed Proprietary Assets.  “Licensed Proprietary Assets” shall have the meaning given in Section 2.7(a).

Material Adverse Effect.  “Material Adverse Effect” shall mean, with respect to any Entity, any adverse change, circumstance or effect that, individually or aggregated with other changes, circumstances and effects, that (a) has had or would reasonably be expected to have a material adverse effect on the business, operations, cash flows, condition, assets, liabilities, operations, or financial performance of such entity and its subsidiaries, if any, taken as a whole, or (b) materially impairs the ability of such entity and its subsidiaries, if any, taken as a whole to perform any of their material obligations under this Agreement or to consummate the Merger.  However, in the case of the Company, the following changes, circumstances or effects shall not be deemed to constitute a Material Adverse Effect:  (A) changes or conditions generally affecting the industries or segments in which the Company operates or changes in general economic, market or political conditions which, in either case do not have a materially disproportionate effect (relative to other industry participants) on the Company, (B) any disruption of customer, business partner, supplier or employee relationships that result from the announcement of this Agreement or the consummation of the Merger, to the extent so attributable; and (C) any reduction in the market price or trading volume of Company Common Stock (it being understood that the foregoing shall not prevent Parent from asserting that any underlying cause of such reduction independently constitutes such a Material Adverse Effect on the Company).

Material Owned Proprietary Assets.  “Material Owned Proprietary Assets” shall have the meaning given in Section 2.7(a).

Materials of Environmental Concern.  “Materials of Environmental Concern” shall have the meaning given in Section 2.14.

Merger.  “Merger” shall have the meaning given in Recital B of this Agreement.

Merger Consideration.  “Merger Consideration” shall have the meaning given in Section 1.4(i).

Merger Sub.  “Merger Sub” shall have the meaning given in the introduction to this Agreement.

Notice of Superior Proposal.  “Notice of Superior Proposal” shall have the meaning given in Section 4.5(c).

Parent.  “Parent” shall have the meaning given in the introduction to this Agreement.

Parent Compliance Certificate.  “Parent Compliance Certificate” shall have the meaning given in Section 7.3(a).

Parent Disclosure Schedule.  “Parent Disclosure Schedule” shall have the meaning given in the preamble to Article 3.

Payment Agent.  “Payment Agent” shall have the meaning given in Section 1.8(a).

Payment Fund.  “Payment Fund” shall have the meaning given in Section 1.8(a).

PBGC.  “PBGC” shall have the meaning assigned in Section 2.13(c)(viii).

Person.  “Person” shall mean any individual, Entity or Governmental Body.

Pre-Closing Period.  “Pre-Closing Period” shall have the meaning given in Section 4.1.

Proprietary Asset.  “Proprietary Asset” shall mean any: (a) patent, patent application, trademark (whether registered or unregistered), trademark application, trade name, fictitious business name, domain name, service mark (whether registered or unregistered), service mark application, copyright or rights of copyright (whether registered or unregistered), copyright application, mask work, mask work application, trade secret, know-how, customer list, franchise, system, computer software (including source code and object code), computer program, invention, design, blueprint, engineering drawing, proprietary product, technology, proprietary right or other intellectual property right or intangible asset, confidential information, ideas, and all other intellectual property or proprietary rights of any kind, including without limitation writings of any kind, printed or graphic matter (including all preparatory materials such as sketches, drafts, outtakes, outlines and drawings), and any audiovisual works, artwork, designs, computer software, photographs, video tapes, films, slides, tape recordings, music, and mechanicals; or (b) right to use or exploit any of the foregoing.

Proxy Statement.  “Proxy Statement” means the proxy statement prepared by the Company in connection with the Company Shareholders’ Meeting for use in effecting the Merger and the other transactions contemplated herein.

Registered Proprietary Assets.  “Registered Proprietary Assets” shall have the meaning assigned in Section 2.7(a).

Related Agreements.  Related Agreements shall mean this Agreement and any agreements entered into in connection herewith.

Required Company Shareholder Vote.  “Required Company Shareholder Vote” shall have the meaning given in Section 2.19(b).

Securities Act.  “Securities Act” shall mean the Securities Act of 1933, as amended.

Shareholders Agreement.  “Shareholders Agreement” shall have the meaning given in Section 1.7(a).

Stockholders.  “Stockholders” shall have the meaning given in Recital D of this Agreement.

Stockholders Voting Agreement.  “Stockholders Voting Agreement” shall have the meaning given in Recital D of this Agreement.

Superior Proposal.  “Superior Proposal” shall have the meaning given in Section 4.5(e).

Surviving Corporation.  “Surviving Corporation” shall have the meaning given in Section 1.1.

Tax.  “Tax” shall mean any tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body.

Tax Return.  “Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

Termination Date.  “Termination Date” shall have the meaning given in Section 9.1(f).

Third Party Acquisition.  “Third Party Acquisition shall have the meaning given in Section 9.4(e).

2003 Balance Sheet.  “2003 Balance Sheet” shall have the meaning given in Section 2.4(b).

UK Subsidiary.  “UK Subsidiary” shall have the meaning given in Section 2.1(c).

Unaudited Company Interim Financial Statements.  “Unaudited Company Interim Financial Statements” shall have the meaning given in Section 2.4(b)(ii).

United States GAAP.  “United States GAAP” shall mean generally accepted accounting principles consistently applied over the relevant time periods, in the United States.

Vested Option.  “Vested Option” shall have the meaning given in Section 1.5.

Warrants.  “Warrants” shall have the meaning given in Section 2.3(b).

Exhibit B

CERTIFICATE OF INCORPORATION
OF
CATALYST INTERNATIONAL, INC.

Article 1.

Name

The name of the corporation is Catalyst International, Inc. (the “Corporation”).

Article 2.

Registered Office and Registered Agent

The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, Suite 1B, in the City of Dover, County of Kent, 19901.  The name of its registered agent at such address is National Registered Agents, Inc.

Article 3.

Corporate Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

Article 4.

Capital Stock

Classes of Stock.  The total number of shares of all classes of stock that the Corporation shall have authority to issue is 11,000, of  which 10,000 shall be shares of Common Stock, par value $.01 per share (“Common Stock”), and 1,000 shall be shares of Preferred Stock, par value $.01 per share (“Preferred Stock”).

Rights and Restrictions of Preferred Stock.  Authority is hereby expressly vested in the Board of Directors of the Corporation (the “Board”), subject to the provisions of this Article 4 and to the limitations prescribed by law, without shareholder action, to authorize the issue from time to time of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions adopted by the affirmative vote of a majority of the whole Board providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof.  The authority of the Board with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(i)

The designation of such series.

(ii)

The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or non-cumulative.

(iii)

Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of the Corporation or of any other Corporation, by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event, and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(iv)

The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(v)

Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(vi)

The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(vii)

The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

(viii)

The provisions as to voting (which may be one or more votes per share or a fraction of a vote per share), optional and/or other special rights and preferences, if any.

For all purposes, this Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.

Rights and Restrictions of Common Stock.  The powers, preferences, rights, qualifications, limitations or restrictions thereof in respect to the Common Stock are as follows:

(i)

The Common Stock is junior to the Preferred Stock and is subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein or in any resolution or resolutions adopted by the Board pursuant to authority expressly vested in it by the provisions of this Article 4.

(ii)

The Common Stock shall have voting rights for the election of directors and for all other purposes, each holder of Common Stock being entitled to one vote for each share thereof held by such holder, except as otherwise required by law.  The ability of the stockholders to engage in cumulative voting is hereby specifically denied.

(iii)

Subject to the rights of the holders of any series of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and distributions (whether payable in cash or otherwise) as may be declared on the shares of Common Stock by the Board from time to time out of assets or funds of the Corporation legally available therefor.

(iv)

Subject to the rights of the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding-up of the Corporation (whether voluntary or involuntary), the assets of the Corporation available for distribution to stockholders shall be distributed in equal amounts per share to the holders of Common Stock.

Increase or Decrease in Amount of Authorized Shares.  The number of authorized shares of any class or classes of capital stock of the Corporation may be increased or decreased by an amendment to this Certificate of Incorporation authorized by the affirmative vote of the holders of a majority of the shares of the Common Stock outstanding and entitled to vote thereon and, except as expressly provided in this Certificate of Incorporation or in any resolution or resolutions adopted by the Board pursuant to authority expressly vested in it by the provisions of  this Article 4 with respect to the Preferred Stock and except as otherwise provided by law, no vote by holders of capital stock of the Corporation other than the Common Stock shall be required to approve such action.

Shares Entitled to More or Less Than One Vote.  If any class or series of the Corporation’s capital stock shall be entitled to more or less than one vote for any share, on any matter, every reference in this Certificate of Incorporation and in any relevant provision of law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

Article 5.

Directors

Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.

To the fullest extent permitted by the General Corporation Law as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

Article 6.

Indemnification of Directors, Officers and Others

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this Article 6, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Any indemnification under this Article 6 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in this Article 6.  Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation authorized in this Article 6.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 145 of the General Corporation Law.

For purposes of this Article 6, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article 6 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article 6, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article 6.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 6 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Article 7.

By-Laws

The directors of the Corporation shall have the power to adopt, amend or repeal by-laws.

Article 8.

Reorganization

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

Article 9.

Amendment

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of this Certificate of Incorporation and all rights conferred on stockholders, directors and officers in this Certificate of Incorporation are subject to this reserved power.

BY-LAWS
OF
CATALYST INTERNATIONAL, INC.
(a Delaware corporation)

ARTICLE I

Offices

SECTION 1.  Registered Office.  The registered office of the Corporation within the State of Delaware shall be in the City of Dover, County of Kent.

SECTION 2.  Other Offices.  The Corporation may also have an office or offices other than said registered office at such place or places, either within or without the State of Delaware, as the Board of Directors shall from time to time determine or the business of the Corporation may require.

ARTICLE II

Stockholders

SECTION 1.  Place of Meetings.  All meetings of the stockholders for the election of directors or for any other purpose shall be held at any such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver thereof.

SECTION 2.  Annual Meeting.  The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of meeting.  At such annual meeting, the stockholders shall elect, by a plurality vote, a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 3.  Special Meetings.  Special meetings of stockholders, unless otherwise prescribed by statute, may be called at any time by the Board of Directors or the Chairman of the Board, if one shall have been elected, or the President.

SECTION 4.  Notice of Meetings.  Except as otherwise expressly required by statute, written notice of each annual and special meeting of stockholders stating the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote thereat not less than ten nor more than sixty days before the date of the meeting.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.  Notice shall be given personally or by mail and, if by mail, shall be sent in a postage prepaid envelope, addressed to the stockholder at his address as it appears on the records of the Corporation.  Notice by mail shall be deemed given at the time when the same shall be deposited in the United States mail, postage prepaid.  Notice of any meeting shall not be required to be given to any person who attends such meeting, except when such person attends the meeting in person or by proxy for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, or who, either before or after the meeting, shall submit a signed written waiver of notice, in person or by proxy.  Neither the business to be transacted at, nor the purpose of, an annual or special meeting of stockholders need be specified in any written waiver of notice.

SECTION 5.  List of Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city, town or village where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not specified, at the place where the meeting is to be held.  The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 6.  Quorum, Adjournments.  The holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the Certificate of Incorporation.  If, however, such quorum shall not be present or represented by proxy at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy.  At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called.  If the adjournment is for more than thirty days, or, if after adjournment a new record date is set, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7.  Organization.  At each meeting of stockholders, the Chairman of the Board, if one shall have been elected, or, in his absence or if one shall not have been elected, the President shall act as chairman of the meeting.  The Secretary or, in his absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting shall act as secretary of the meeting and keep the minutes thereof.

SECTION 8.  Order of Business.  The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

SECTION 9.  Voting.  Except as otherwise provided by statute or the Certificate of Incorporation, each stockholder of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of capital stock of the Corporation standing in his name on the record of stockholders of the Corporation:

(a)

on the date fixed pursuant to the provisions of Section 7 of Article V of these By-Laws as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting; or

(b)

if no such record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice thereof shall be given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held.

Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact, but no proxy shall be voted after three years from its date, unless the proxy provides for a longer period.  Any such proxy shall be delivered to the secretary of the meeting at or prior to the time designated in the order of business for so delivering such proxies.  When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the issued and outstanding stock of the Corporation entitled to vote thereon, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Certificate of Incorporation or of these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.  Unless required by statute, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by ballot.  On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there by such proxy, and shall state the number of shares voted.

SECTION 10.  Inspectors.  The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof.  If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.  The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them.  No director or candidate for the office of director shall act as an inspector of an election of directors.  Inspectors need not be stockholders.

SECTION 11.  Action by Consent.  Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, by any provision of statute or of the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, and the action taken without such meeting and vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted.

ARTICLE III

Board of Directors

SECTION 1.  General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by statute or the Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 2.  Number, Qualifications, Election and Term of Office.  The number of directors constituting the initial Board of Directors shall be one (1).  Thereafter, the number of directors may be fixed, from time to time, by the affirmative vote of a majority of the entire Board of Directors or by action of the stockholders of the Corporation.  Any decrease in the number of directors shall be effective at the time of the next succeeding annual meeting of stockholders unless there shall be vacancies in the Board of Directors, in which case such decrease may become effective at any time prior to the next succeeding annual meeting to the extent of the number of such vacancies.  Directors need not be stockholders.  Except as otherwise provided by statute or these By-Laws, the directors (other than members of the initial Board of Directors) shall be elected at the annual meeting of stockholders.  Each director shall hold office until his successor shall have been elected and qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws.

SECTION 3.  Place of Meetings.  Meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine or as shall be specified in the notice of any such meeting.

SECTION 4.  Annual Meeting.  The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held.  Notice of such meeting need not be given.  In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such other time or place (within or without the State of Delaware) as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III.

SECTION 5.  Regular Meetings.  Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may fix.  If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day.  Notice of regular meetings of the Board of Directors need not be given except as otherwise required by statute or these By-Laws.

SECTION 6.  Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, if one shall have been elected, or by two or more directors of the Corporation or by the President.

SECTION 7.  Notice of Meetings.  Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 7, in which notice shall be stated the time and place of the meeting.  Except as otherwise required by these By-Laws, such notice need not state the purposes of such meeting.  Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to him at his residence or usual place of business, by first class mail, at least two days before the day on which such meeting is to be held, or shall be sent addressed to him at such place by telegraph, cable, telex, telecopier or other similar means, or be delivered to him personally or be given to him by telephone or other similar means, at least twenty-four hours before the time at which such meeting is to be held.  Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting, except when he shall attend for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 8.  Quorum and Manner of Acting.  A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and, except as otherwise expressly required by statute or the Certificate of Incorporation or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.  In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place.  Notice of the time and place of any such adjourned meeting shall be given to all of the directors unless such time and place were announced at the meeting at which the adjournment was taken, in which case such notice shall only be given to the directors who were not present thereat.  At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.  The directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 9.  Organization.  At each meeting of the Board of Directors, the Chairman of the Board, if one shall have been elected, or, in the absence of the Chairman of the Board or if one shall not have been elected, the President (or, in his absence, another director chosen by a majority of the directors present) shall act as chairman of the meeting and preside thereat.  The Secretary or, in his absence, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10.  Resignations.  Any director of the Corporation may resign at any time by giving written notice of his resignation to the Corporation.  Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 11.  Vacancies.  Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the sole remaining director or by the stockholders at the next annual meeting thereof or at a special meeting thereof.  Each director so elected shall hold office until his successor shall have been elected and qualified.

SECTION 12.  Removal of Directors.  Any director may be removed, either with or without cause, at any time, by the holders of a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote at an election of directors.

SECTION 13.  Compensation.  The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

SECTION 14.  Committees.  The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, including an executive committee, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Except to the extent restricted by statute or the Certificate of Incorporation, each such committee, to the extent provided in the resolution creating it, shall have and may exercise all the powers and authority of the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which require it.  Each such committee shall serve at the pleasure of the Board of Directors and have such name as may be determined from time to time by resolution adopted by the Board of Directors.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

SECTION 15.  Action by Consent.  Unless restricted by the Certificate of Incorporation, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee, as the case may be.

SECTION 16.  Telephonic Meeting.  Unless restricted by the Certificate of Incorporation, any one or more members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation by such means shall constitute presence in person at a meeting.

ARTICLE IV

Officers

SECTION 1.  Number and Qualifications.  The officers of the Corporation shall be elected by the Board of Directors and shall include the President, one or more Vice-Presidents, the Secretary and the Treasurer.  If the Board of Directors wishes, it may also elect as an officer of the Corporation a Chairman of the Board and may elect other officers (including one or more Assistant Treasurers and one or more Assistant Secretaries) as may be necessary or desirable for the business of the Corporation.  Any two or more offices may be held by the same person, and no officer except the Chairman of the Board need be a director.  Each officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed, as hereinafter provided in these By-Laws.

SECTION 2.  Resignations.  Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation.  Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon receipt.  Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

SECTION 3.  Removal.  Any officer of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting thereof.

SECTION 4.  Chairman of the Board.  The Chairman of the Board, if one shall have been elected, shall be a member of the Board, an officer of the Corporation and, if present, shall preside at each meeting of the Board of Directors or the stockholders.  He shall advise and counsel with the President, and in his absence with other executives of the Corporation, and shall perform such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 5.  The President.  The President shall be the chief executive officer of the Corporation.  He shall, in the absence of the Chairman of the Board or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board of Directors or the stockholders.  He shall perform all duties incident to the office of President and chief executive officer and such other duties as may from time to time be assigned to him by the Board of Directors.

SECTION 6.  Vice President.  Each Vice President shall perform all such duties as from time to time may be assigned to him by the Board of Directors or the President.  At the request of the President or in his absence or in the event of his inability or refusal to act, the Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors (or if there be no such determination, then the Vice Presidents in the order of their election), shall perform the duties of the President, and, when so acting, shall have the powers of and be subject to the restrictions placed upon the President in respect of the performance of such duties.

SECTION 7.  Treasurer.  The Treasurer shall

(a)

have charge and custody of, and be responsible for, all the funds and securities of the Corporation;

(b)

keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

(c)

deposit all moneys and other valuables to the credit of the Corporation in such depositaries as may be designated by the Board of Directors or pursuant to its direction;

(d)

receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

(e)

disburse the funds of the Corporation and supervise the investments of its funds, taking proper vouchers therefor;

(f)

render to the Board of Directors, whenever the Board of Directors may require, an account of the financial condition of the Corporation; and

(g)

in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 8.  Secretary.  The Secretary shall

(a)

keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

(b)

see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

(c)

be custodian of the records and the seal of the Corporation and affix and attest the seal to all certificates for shares of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

(d)

see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

(e)

in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors.

SECTION 9.  The Assistant Treasurer.  The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 10.  The Assistant Secretary.  The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties as from time to time may be assigned by the Board of Directors.

SECTION 11.  Officers' Bonds or Other Security.  If required by the Board of Directors, any officer of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety as the Board of Directors may require.

SECTION 12.  Compensation.  The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors.  An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE V

Stock Certificates and Their Transfer

SECTION 1.  Stock Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board or the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restriction of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

SECTION 2.  Facsimile Signatures.  Any or all of the signatures on a certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 3.  Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 4.  Transfers of Stock.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its records; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.  Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

SECTION 5.  Transfer Agents and Registrars.  The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

SECTION 6.  Regulations.  The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

SECTION 7.  Fixing the Record Date.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any chance, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 8.  Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of stock to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments a person registered on its records as the owner of shares of stock, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VI

Indemnification of Directors and Officers

SECTION 1.  General.  The Corporation shall indemnify and reimburse expenses of all directors, officers, employees and agents of the Corporation to the maximum extent permitted under Section 145 of the DGCL or any successor provision thereto.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 2.  Derivative Actions.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 3.  Indemnification in Certain Cases.  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

SECTION 4.  Procedure.  Any indemnification under Sections 1 and 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections 1 and 2.  Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

SECTION 5.  Advances for Expenses.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

SECTION 6.  Rights Not Exclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

SECTION 7.  Insurance.  The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

SECTION 8.  Definition of Corporation.  For the purposes of this Article VI, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

SECTION 9.  Survival of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to this Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VII

General Provisions

SECTION 1.  Dividends.  Subject to the provisions of statute and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting.  Dividends may be paid in cash, in property or in shares of stock of the Corporation, unless otherwise provided by statute or the Certificate of Incorporation.

SECTION 2.  Reserves.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors may think conducive to the interests of the Corporation.  The Board of Directors may modify or abolish any such reserves in the manner in which it was created.

SECTION 3.  Seal.  The seal of the Corporation shall be in such form as shall be approved by the Board of Directors.

SECTION 4.  Fiscal Year.  The fiscal year of the Corporation shall be fixed, and once fixed, may thereafter be changed, by resolution of the Board of Directors.

SECTION 5.  Checks, Notes, Drafts, Etc.  All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

SECTION 6.  Execution of Contracts, Deeds, Etc.  The Board of Directors may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 7.  Voting of Stock in Other Corporations.  Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or the President, from time to time, may (or may appoint one or more attorneys or agents to) cast the votes which the Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation.  In the event one or more attorneys or agents are appointed, the Chairman of the Board or the President may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent.  The Chairman of the Board or the President may, or may instruct the attorneys or agents appointed to, execute or cause to be executed in the name and on behalf of the Corporation and under its seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the circumstances.

ARTICLE VIII

Amendments

These By-Laws may be amended or repealed or new by-laws adopted (a) by action of the stockholders entitled to vote thereon at any annual or special meeting of stockholders or (b) if the Certificate of Incorporation so provides, by action of the Board of Directors at a regular or special meeting thereof.  Any by-law made by the Board of Directors may be amended or repealed by action of the stockholders at any annual or special meeting of stockholders.

EXHIBIT C

STOCKHOLDERS’ AGREEMENT

among

[____________],

[____________],

[____________]

and

COMVEST INVESTMENT PARTNERS II LLC

dated as of [_______], 2004

Article I

DEFINITIONS

SECTION 1.01. Certain Defined Terms

Article II

REPRESENTATIONS AND WARRANTIES OF PARENT

SECTION 2.01. Due Organization and Authority

SECTION 2.02. No Conflict

SECTION 2.03. Capitalization

Article III

REPRESENTATIONS AND WARRANTIES

OF THE STOCKHOLDERS

SECTION 3.01. Organization and Authority

SECTION 3.02. No Conflict

Article IV

TRANSFER OF SHARES

SECTION 4.01. Legends

SECTION 4.02. Certain Restrictions on Sale and Encumbrance

SECTION 4.03. Improper Sale or Encumbrance

SECTION 4.04. Rights of First Refusal

SECTION 4.05. Right to Participate in Certain Dispositions

SECTION 4.06. Right to Compel Participation in Certain Sales

SECTION 4.07. Transferees to Execute Agreement

Article V

MISCELLANEOUS

SECTION 5.01. Notices.

SECTION 5.02. Public Announcements

SECTION 5.03. Cumulative Remedies; Specific Performance

SECTION 5.04. Binding Effect; Successors in Interest

SECTION 5.05. Severability

SECTION 5.06. Counterparts

SECTION 5.07. Entire Agreement

SECTION 5.08. Governing Law; Submission to Jurisdiction

SECTION 5.09. Expenses

SECTION 5.10. Amendments and Waivers; Assignment

SECTION 5.11. Headings

SECTION 5.12. Waiver of Jury Trial

SECTION 5.13. Conversion of Surviving Corporation to Limited Liability Company

STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT, dated as of [_________],2004 is entered into among [____________] (“[________]”), [___________] (“[          ]”), [___________] (“[________]”) (each of [____], [____], [____] and any party (other than Parent) who becomes a signatory hereto and owns Stock (as defined below) being a “Stockholder” and together the “Stockholders”) and  ComVest Investment Partners II LLC (“Parent”).

W I T N E S S E T H:

WHEREAS, Parent, CAT Acquisition Corp. (“Merger Sub”) and Catalyst International, Inc. (the “Company”) are parties to an Agreement and Plan of Merger, dated as of [________], 2004 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company being the surviving corporation of the Merger (the “Surviving Corporation”);

WHEREAS, pursuant to Section 1.7(a) of the Merger Agreement, the Stockholders have the right to convert their 2003 Notes (as defined in the Merger Agreement) into shares of common stock, par value $.01 per share, of the Surviving Corporation (the “Common Stock”) and, if applicable with respect to Parent, shares of preferred stock, par value $.01 per share, of the Surviving Corporation (the “Preferred Stock”), at the Effective Time (as defined in the Merger Agreement) of the Merger;

WHEREAS, the parties hereto desire to provide certain rights and obligations of the Stockholders and Parent with respect to the Stock to be held by the Stockholders as hereinafter provided; and

WHEREAS, Parent’s obligation to permit the conversion of the 2003 Notes held by any holder of 2003 Notes into shares of Stock is conditional upon the execution and delivery of this Agreement by such holder.

NOW, THEREFORE, in consideration of the promises and the mutual representations, covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01

CERTAIN DEFINED TERMS  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

“Agreement” means this Stockholders’ Agreement, dated as of [________], 2004 and all amendments made hereto in accordance with the provisions hereof.

“Beneficial Owner” or “Beneficially Own” has the meaning given such term in Rule 13d-3 under the Exchange Act, provided that Beneficial Ownership under Rule 13d-3(1)(i) shall be determined based on whether a Person has a right to acquire Beneficial Ownership irrespective of whether such right is exercisable within 60 days of the time of determination.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banking institutions in the State of New York are authorized or required by law or executive order to close.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from any of Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc. or Duff & Phelps Credit Rating Co. or (c) commercial paper maturing not more than one year from the date of issuance thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc.

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Encumbrance” means any security interest, pledge, mortgage, lien, charge, adverse claim of ownership or use, or other encumbrance of any kind.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Losses” means any claims, suits, judgments, losses, damages, fines, costs or expenses (including reasonable legal fees and expenses).

“Marketable Securities” means securities that are (a) (i) securities of or other interests in any Person that are traded on a United States national securities exchange or reported on by the National Association of Securities Dealers Automated Quotation System or (ii) debt securities on market terms of an issuer that has debt or equity securities that are so traded or so reported on and in which Marketable Securities a nationally recognized securities firm has agreed to make a market, and (b) not subject to restrictions on transfer as a result of any applicable contractual provisions or the provisions of the Securities Act or, if subject to such restrictions under the Securities Act, are also subject to registration rights reasonably acceptable to the Person receiving such Marketable Securities as consideration in a transaction pursuant to Article IV hereof.

“Permitted Transferee” means, with respect to a specified Stockholder, (i) a transferee by gift of Stock who is a member of the family of such Person, or any trust for the benefit of any such family member and (ii) a transferee of Stock who is a family member and receives such Stock by will or the laws of descent and distribution.  For purposes of this definition, the word “family” shall include any spouse, lineal ancestor or descendant, brother or sister.

“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Price Determination Date” means in connection with any Sale of Stock pursuant to Section 4.04 hereof, the date on which the Prospective Seller receives a Notice of Acceptance indicating Parent’s interest in purchasing such Stock.

“Sale” means, in respect of any Stock, property or other asset, any sale, assignment, transfer, distribution or other disposition thereof or of a participation therein, or other conveyance of legal or beneficial interest therein, or any short position in a security or any other action or position otherwise reducing risk related to ownership through hedging or other derivative instruments, whether voluntarily or by operation of law or any agreement or commitment to do any of the foregoing.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stock” means collectively, Common Stock and Preferred Stock.

“Third Party” means with respect to Parent, any Person (other than Parent or an Affiliate of Parent), and with respect to any Stockholder, any other Person (other than a Permitted Transferee of such Stockholder, Parent or any Affiliate of Parent).

The following terms have the meanings set forth in the section set forth opposite such term:

Term	Section
Common Stock	Recitals
Company	Recitals
Merger	Recitals
Merger Agreement	Recitals
Notice of Acceptance	4.04(c)
Offer	4.04(a)
Offer Notice	4.04(a)
Offer Period	4.04(c)
Offer Price	4.04(a)
Offered Shares	4.04(a)
Parent	Preamble
Preferred Stock	Recitals
Prospective Seller	4.04(a)
Prospective Transferee	4.07
Purchase Offer	4.06(a)
Purchase Offer Notice	4.06(b)
Stockholder(s)	Preamble
Surviving Corporation	Recitals

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Stockholders as follows:

SECTION 2.01

DUE ORGANIZATION AND AUTHORITY.  .Parent is a limited liability company duly organized, validly existing, in good standing and in active status under the laws of the State of Delaware, and Merger Sub is, and the Surviving Corporation will be,  a corporation duly organized, validly existing, in good standing and in active status under the laws of the State of Delaware.  Parent has the absolute and unrestricted right, power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement; and the execution, delivery and performance by Parent of this Agreement have been duly authorized by all necessary action on the part of Parent.  This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, fraudulent conveyance, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

SECTION 2.02

NO CONFLICT.   The execution, delivery and performance of this Agreement by Parent do not and will not (a) violate, conflict with or result in the breach of any provision of its certificate of incorporation or by-laws or any other document, agreement or instrument to which Parent is subject or by which Parent is bound, or (b) conflict with or violate any law, governmental order or governmental regulation applicable to it or any of its assets, properties or businesses.

SECTION 2.03

CAPITALIZATION..  The authorized capital stock of the Surviving Corporation will consist of 10,000 shares of Common Stock and 1,000 shares of Preferred Stock, of which _____ shares of Common Stock and _____ shares of Preferred Stock will be issued and outstanding and owned by Parent immediately following the Effective Time.  [Note: This information to be provided by Parent not less than two business days prior to the Effective Time of the Merger]  The Surviving Corporation intends to reserve for issuance to employees, consultants and advisors to the Surviving Corporation up to _____ shares of Common Stock.  [Note: This information to be provided by Parent not less than two business days prior to the Effective Time of the Merger]  Other than the shares of Common Stock and Preferred Stock to be held by the Parent as set forth above, the shares of Common Stock and Preferred Stock to be held by the Stockholders and the options described in the previous sentence, the Surviving Corporation will not at the Effective Time have any other outstanding securities, options or rights to acquire securities, or commitments, contracts or agreements to issue securities.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF THE STOCKHOLDERS

Each Stockholder severally, but not jointly, represents and warrants to Parent and each other Stockholder as follows:

SECTION 3.01

ORGANIZATION AND AUTHORITY.   Such Stockholder has the absolute and unrestricted right, power and authority to enter into and to perform his obligations under this Agreement and to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against him in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, fraudulent conveyance, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

SECTION 3.02

NO CONFLICT  The execution, delivery and performance of this Agreement by such Stockholder do not and will not conflict with or violate any law, governmental regulation or governmental order applicable to such Stockholder or any of his assets, properties or businesses or any other document, agreement or instrument to which such Stockholder is subject or by which such Stockholder is bound.

ARTICLE IV
TRANSFER OF SHARES

SECTION 4.01

LEGENDS  The Surviving Corporation shall affix to each certificate evidencing Stock issued to Stockholders a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR AN EXEMPTION THEREFROM AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS’ AGREEMENT DATED AS OF _______, 2004, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.  NO REGISTRATION OF TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

SECTION 4.02

CERTAIN RESTRICTIONS ON SALE AND ENCUMBRANCE   (a)   Until [____], 2006 [Note:  Insert date two years from Effective Time of the Merger], no Stockholder shall, directly or indirectly (through the transfer of capital stock of any Person that holds, or Controls any Person that holds, such Stock or otherwise) make or solicit any Sale of, or create, incur or assume any Encumbrance with respect to, any Stock Beneficially Owned by such Stockholder, other than any Sale to a Permitted Transferee who shall agree in writing to be bound by the provisions of this Agreement.

(a)

 From and after [_____], 2006, no Stockholder shall, directly or indirectly (through the transfer of capital stock of any Person that holds, or Controls any Person that holds, such Stock or otherwise) make or solicit any Sale of, or create, incur or assume any Encumbrance with respect to, any Stock Beneficially Owned by such Stockholder, other than any Sale to a Permitted Transferee who shall agree in writing to be bound by the provisions of this Agreement, or any Sale in accordance with this Article IV.

(b)

No Sale of Stock to a Permitted Transferee shall be effective if a purpose or effect of such transfer shall have been to circumvent the provisions of this Section 4.02.  Each Stockholder shall remain responsible for the performance of this Agreement by each Permitted Transferee of such Stockholder to which Stock is transferred.  If any Permitted Transferee to which Stock is transferred pursuant to Section 4.02(a) or 4.02(b) ceases to be a Permitted Transferee of the Stockholder from which or whom it acquired such Stock pursuant to such provision, such Person shall reconvey such Stock to such transferring Stockholder immediately before such Person ceases to be a Permitted Transferee of such transferring Stockholder so long as such Person knows of its upcoming change of status immediately prior thereto.  If such change of status is not known until after its occurrence, the former Permitted Transferee shall make such transfer to such transferring Stockholder as soon as practicable after the former Permitted Transferee receives notice thereof.  For all purposes of this Agreement, a Permitted Transferee shall be obligated under this Agreement as if he, she or it were the transferring Stockholder.

SECTION 4.03

IMPROPER SALE OR ENCUMBRANCE  .  Any attempt not in compliance with this Agreement to make any Sale of, or create, incur or assume any Encumbrance with respect to, any Stock shall be null and void and of no force and effect, the purported transferee shall have no rights or privileges in or with respect to the Company, and the Company shall not give any effect in the Company’s stock records to such attempted Sale or Encumbrance.  Furthermore, the Stockholder and the other parties engaging or attempting to engage in such Sale shall indemnify and hold harmless the Company and each of the Stockholders from all Losses that such indemnified Persons may incur (including, without limitation, incremental tax liability and lawyers’ fees and expenses) in enforcing the provisions of this Agreement.

SECTION 4.04

RIGHTS OF FIRST REFUSAL   (a)  If any Stockholder receives from or otherwise negotiates with a Third Party a bona fide offer (an “Offer”) to purchase for cash, Cash Equivalents or Marketable Securities any Stock Beneficially Owned or held by such Stockholder, and such Stockholder intends to sell such Stock to such Third Party, such Stockholder (the “Prospective Seller”) shall provide Parent and the Surviving Corporation with written notice of such Offer (an “Offer Notice”).  The Offer Notice shall identify the Third Party making the Offer, the number and type of shares of Stock covered by the Offer (the “Offered Shares”), the price per share of Stock at which a Sale is proposed to be made (the “Offer Price”), the form of consideration proposed to be paid and all other material terms and conditions of the Offer.

(b)

If the Offer Price includes

(i)

any Marketable Securities, the value of such securities shall be determined by calculating a volume-weighted average of the closing prices of such securities over the ten trading-day period ending on the Price Determination Date on the market with the largest trading volume in such securities; or

(ii)

any Cash Equivalents, the value of such Cash Equivalents shall be determined by reference to the closing price thereof on the market with the largest trading volume in such securities on the Price Determination Date.

(c)

The receipt of an Offer Notice by Parent and the Surviving Corporation from a Prospective Seller shall constitute an exclusive offer by such Prospective Seller to sell to Parent and the Surviving Corporation all of the Offered Shares at the Offer Price.  Such offer shall remain open and irrevocable until expiration of 30 days after receipt of such Offer Notice by Parent (the “Offer Period”).  At any time prior to expiration of the Offer Period, Parent and the Surviving Corporation shall have the right to accept the Prospective Seller’s offer as to all of the Offered Shares by giving a written notice of acceptance (the “Notice of Acceptance”) to the Prospective Seller.  If Parent and the Surviving Corporation accept the Prospective Seller’s offer in accordance with this Section 4.04(c), Parent or the Surviving Corporation shall purchase, and the Prospective Seller shall sell to Parent or the Surviving Corporation, as the case may be, the entire amount of the Offered Shares.  The price per share of Stock to be paid by Parent or the Surviving Corporation shall be the Offer Price specified in the Offer Notice, payable in accordance with the terms of the Offer; provided that Parent or the Surviving Corporation may pay the Offer Price with any combination of cash, Cash Equivalents and Marketable Securities, to be valued as provided in paragraph (b) above.  If Parent and the Surviving Corporation shall have not elected to purchase the entire amount of Offered Shares, the Prospective Seller may sell all of the Offered Shares in accordance with Section 4.04(e).

(d)

The Prospective Seller and Parent shall select, for consummation of the Sale of Offered Shares to Parent or the Surviving Corporation, a date not later than 30 days after expiration of the Offer Period.  At the consummation of such Sale, the Prospective Seller shall, against delivery by Parent or the Surviving Corporation of the Offer Price multiplied by the number of Offered Shares being purchased by Parent or the Surviving Corporation, deliver to Parent or the Surviving Corporation, as the case may be, certificates evidencing the Offered Shares being sold, duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to Parent duly executed by the Prospective Seller free and clear of any and all Encumbrances (other than this Agreement).

(e)

If (i) Parent and the Surviving Corporation shall have received an Offer Notice from a Prospective Seller but the Prospective Seller shall not have received a timely Notice of Acceptance indicating a desire to purchase all the Offered Shares prior to expiration of the Offer Period or (ii) Parent or the Surviving Corporation shall have given a timely Notice of Acceptance to the Prospective Seller but shall have failed to consummate, other than as a result of the fault of the Prospective Seller, a purchase of all of the Offered Shares within the time frame specified in paragraph (d) above, then nothing in this Section 4.04 shall limit the right of the Prospective Seller to make thereafter a Sale of the Offered Shares to the Third Party who made the Offer; provided that

(A)

the total number of shares of Stock sold by the Prospective Seller for his own account to the Third Party who made the Offer shall be the same as the number of Offered Shares specified in the Offer Notice; and

(B)

all the shares of Stock that are sold or otherwise disposed of by the Prospective Seller are sold (1) within 60 days after expiration of the Offer Period, (2) at an amount not less than the Offer Price included in such Offer Notice and (3) on the terms specified in the Offer Notice.

(f)

If Parent and the Surviving Corporation shall have received an Offer Notice from a Prospective Seller, the Prospective Seller shall not have received a Notice of Acceptance indicating a desire to buy all the Offered Shares prior to the expiration of the Offer Period (or Parent or the Surviving Corporation shall have given a timely Notice of Acceptance to the Prospective Seller but shall have failed to consummate, other than as a result of the fault of the Prospective Seller, a purchase of the Offered within the time frame specified in paragraph (d) above) and such Prospective Seller shall not have sold the Offered Shares before the expiration of the period specified in subclause (e)(B) above, then such Offered Shares shall again be subject to the provisions of this Section 4.04 and the Prospective Seller shall not give another Offer Notice for a period of six months from the day the Offer Notice was delivered.

(g)

Anything in this Section 4.04 to the contrary notwithstanding, the provisions of this Section 4.04 shall not be applicable to any Sale to a Permitted Transferee or to any Sales effected pursuant to Sections 4.05 or 4.06, below.

SECTION 4.05

RIGHT TO PARTICIPATE IN CERTAIN DISPOSITIONS  .  (a) If, at any time during the term of this Agreement, Parent shall determine to effect a Sale to a Third Party or Parties and shall propose to sell Common Stock representing 50% or more of the Surviving Corporation’s then issued and outstanding shares of Common Stock, Parent shall provide an Offer Notice similar to the one contemplated by Section 4.04 to the each of the Stockholders.  Parent, prior to selling its shares of Stock, shall insure that each of the Stockholders shall have the right and option, for a period of 30 days, to sell, upon the same terms as Parent, up to the same percentages of shares of Common Stock and Preferred Stock held by it as the percentages of shares of Common Stock and Preferred Stock held by Parent as Parent proposes to sell.  Each Stockholder desiring to exercise such right shall, prior to the expiration of such 30 day period, provide Parent with a written notice specifying the number of shares of Stock which such Stockholder has an interest in selling, and shall deliver to Parent the certificate or certificates evidencing the shares of Stock to be sold or otherwise disposed of by such Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to Parent, and the instrument of assignment shall constitute an irrevocable election by such Stockholder to authorize and permit Parent to sell such shares of Stock, on behalf of such Stockholder.

(b)

As promptly as practicable after the consummation of any Sale or other disposition of Stock to the Third Party pursuant to this Section 4.05, but no later than the Business Day following the date Parent receives proceeds from the sale of its Stock to a Third Party, Parent shall, or shall cause the Third Party or Parties to, remit to each of the Stockholders who elected to participate in such Sale the total sales price of the shares of Stock of such Stockholders sold pursuant thereto.

(c)

If at any time Parent abandons the proposed Sale, or the Parent has not completed the Sale pursuant to this Section 4.05 of its shares of Stock and the shares of Stock which Stockholders shall have tendered for Sale pursuant to this Section 4.05 within 90 days after receipt of the last Notice of Acceptance, Parent shall promptly return to such Stockholders all certificates evidencing the unsold shares of Stock that such Stockholders delivered for Sale and such Stockholders’ related instruments of assignment; provided, that if the Third Party is a public company that requires a shareholder vote in order to consummate the Sale, then, rather than 90 days, Parent shall have 120 days to return the certificates and related instruments of assignment.

SECTION 4.06

RIGHT TO COMPEL PARTICIPATION IN CERTAIN SALES   (a)  If  Parent shall, in any transaction or series of related transactions, directly or indirectly, propose to sell for cash, Cash Equivalents or Marketable Securities Common Stock representing 50% or more of the Surviving Corporation’s then issued and outstanding shares of Common Stock to a Third Party or Parties (a “Purchase Offer”), Parent may, at its option, require each of the Stockholders to sell the same percentages of shares of Common Stock and Preferred Stock held by each such Stockholder as the percentages of shares of Common Stock and Preferred Stock held by Parent as Parent proposes to sell to the Third Party or Parties for the same consideration per share of Common Stock and Preferred Stock and otherwise on the same terms and conditions upon which Parent sells its shares of Common Stock and Preferred Stock.

(b)(i)

Parent shall provide a written notice (the “Purchase Offer Notice”) of such Purchase Offer to each of the Stockholders not later than the 35th Business Day prior to the consummation of the Sale contemplated by the Purchase Offer.  The Purchase Offer Notice shall also contain written notice of the exercise of the rights of Parent pursuant to Section 4.06(a), setting forth the consideration per share of Common Stock and Preferred Stock to be paid by the Third Party or Parties and the other material terms and conditions of the Purchase Offer, as well as a copy of the Purchase Offer if available and permitted pursuant to the terms thereof.  Within five Business Days following receipt of Parent’s Purchase Offer Notice, each of the Stockholders shall deliver to Parent (A) the certificate or certificates evidencing the shares of Stock subject to the provisions of paragraph (a) owned or held by such Stockholder duly endorsed in blank or accompanied by written instruments of transfer in form satisfactory to Parent executed by such Stockholder, and (B) a special irrevocable power-of-attorney authorizing the Parent on behalf of such Stockholder, to sell or otherwise dispose of such shares of Common Stock and Preferred Stock pursuant to the terms of the Purchase Offer and to take all such actions as shall be necessary or appropriate in order to consummate such sale or disposition.

(ii)

Promptly, but no later than the Business Day following the date Parent receives proceeds from the sale of its Stock to a Third Party, after the consummation of the Sale of shares of Stock of Parent to the Third Party or Parties pursuant to the Purchase Offer, Parent shall, or shall cause the Third Party to Parties to, remit to each of the Stockholders the total sales price of the shares of Stock of such Stockholders sold pursuant thereto.

(iii)

If at any time Parent abandons the proposed Sale or Parent has not completed the Sale pursuant to this Section 4.06 of its shares of Stock and the shares of Stock which the Stockholders have tendered for Sale pursuant to this Section 4.06 within 90 days after the date of the Purchase Offer Notice, Parent shall return to each Stockholder the certificates and powers-of-attorney and any other documents delivered by the Stockholders under Section 4.06(b)(i); provided, that if the Third Party is a public company that requires a shareholder vote in order to consummate the Sale, then, rather than 90 days, Parent shall have 120 days to return the certificates and related instruments of assignment.

SECTION 4.07

TRANSFEREES TO EXECUTE AGREEMENT.  Each Stockholder agrees that it will not, during the term of this Agreement, directly or indirectly, make any Sale of, or create, incur or assume any Encumbrance with respect to, any shares of Stock Beneficially Owned by such Stockholder unless prior to the consummation of any such Sale or the creation, incurrence or assumption of such Encumbrance, the Person to whom such Sale is proposed to be made or the Person in whose favor such Encumbrance is proposed to be created, incurred or assumed (a “Prospective Transferee”) (i) executes and delivers this Agreement to Parent and each Stockholder, and (ii) unless such Prospective Transferee is a recognized institutional investor, delivers to Parent an opinion of counsel, satisfactory in form and substance to Parent, to the effect that the execution of this Agreement by such Prospective Transferee makes this Agreement a legal, valid and binding obligation of such Prospective Transferee enforceable against such Prospective Transferee in accordance with its terms.  Upon the execution and delivery by such Prospective Transferee of this Agreement and, if required, the delivery of the opinion of counsel referred to in clause (ii) of the preceding sentence, such Prospective Transferee shall be deemed a “Stockholder” for purposes of this Agreement and shall have the rights and be subject to the obligations of a Stockholder under this Agreement, in each case with respect to the Stock owned by such Prospective Transferee or in respect of which such Encumbrance shall have been created, incurred or assumed.

ARTICLE V
MISCELLANEOUS

SECTION 5.01

NOTICES.

Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent or the Surviving Corporation:

Attn:

Phone:

Facsimile No:

with copy to (which copy shall not constitute notice):

Greenberg Traurig LLP

200 Park Avenue

New York, NewYork  10166

Attn:

Alan Annex and Kenneth A. Gerasimovich

Phone:  (212) 801-9200

Facsimile No.:

 (212) 801-6400

if to a Stockholder:  At the address specified on the signature pages.

SECTION 5.02

PUBLIC ANNOUNCEMENTS.  Except as required by law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or otherwise communicate with any news media without the prior written consent of the other parties, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

SECTION 5.03

CUMULATIVE REMEDIES; SPECIFIC PERFORMANCE.  The rights and remedies of the parties hereto shall be cumulative (and not alternative).  The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to seek (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

SECTION 5.04

BINDING EFFECT; SUCCESSORS IN INTEREST.  (a)  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(b)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns (if any).  No Stockholder shall, directly or indirectly, assign any rights or obligations hereunder to any Person except as expressly provided herein.

SECTION 5.05

SEVERABILITY.  In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

SECTION 5.06

COUNTERPARTS.  This Agreement may be executed in several counterparts and by facsimile, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

SECTION 5.07

ENTIRE AGREEMENT.  This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

SECTION 5.08

GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).  Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in the Delaware Chancery Court, and each of the parties hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of such courts for any proceeding arising in connection with this Agreement, (ii) agrees not to commence any such proceeding except in such courts, and (iii) waives any objection to the laying of venue of any such proceeding in such courts.

SECTION 5.09

EXPENSES.  Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

SECTION 5.10

AMENDMENTS AND WAIVERS; ASSIGNMENT.  (a)  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto or, in the case of a waiver, by the party or parties against whom the waiver is to be effective.

(b)

No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 5.11

HEADINGS.  The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

SECTION 5.12

WAIVER OF JURY TRIAL.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement.  Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 5.12.

SECTION 5.13

CONVERSION OF SURVIVING CORPORATION TO LIMITED LIABILITY COMPANY.  If Parent should decide to convert the Surviving Corporation into a limited liability company, then Parent will provide the Stockholders with five business days notice of its intention to do so (the "LLC Notice").  The LLC Notice will contain the form of the documents necessary to convert the Surviving Corporation into a limited liability company, including the proposed form of limited liability company agreement (the "Conversion Documents").  The Conversion Documents will provide that the Stock held by the Stockholders and Parent will be converted into substantially equivalent membership interests in the limited liability company (with respect to both rights and in ownership percentage) and that, except for the provisions regarding the governance of the limited liability company, the Stockholders and Parent will receive substantially equivalent rights, including the right to participate on a pro rata basis in all tax and other distributions made by the limited liability company.  So long as the Conversion Documents are consistent with the provisions of this Section 5.13, the Stockholders agree to execute and deliver to Parent all documents and instruments, including the proposed form of limited liability company agreement, as are necessary to consummate the conversion of the Surviving Corporation into a limited liability company as outlined in the Conversion Documents, and the provisions of Article IV of this Agreement shall automatically be deemed to apply to the membership interests received by the Stockholders in the conversion, mutatis mutandis.

[Remainder of page intentionally left blank]

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed by their respective duly authorized signatories, as of the date first above written.

COMVEST INVESTMENT PARTNERS II LLC

By:

Name:
Title:

[STOCKHOLDER]

By:

Name:
Title:

Address for Notices:

[STOCKHOLDER]

By:

Name:
Title:

Address for Notices:

[STOCKHOLDER]

By:

Name:
Title:

Address for Notices:

1.

DESCRIPTION OF TRANSACTION

1.1

Merger of Merger Sub into the Company

1.2

Closing; Effective Time

1.3

Certificate of Incorporation and Bylaws; Directors and Officers

1.4

Effect on Capital Stock

1.5

Company Stock Options

1.6

Company’s Transfer Books; Payment of Company Options

and Warrants

1.7

12% Secured Promissory Notes; Warrants

1.8

Payment of Merger Consideration

1.9

Further Action

2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1

Due Organization; Subsidiaries; Etc.

2.2

Articles of Incorporation and Bylaws; Records

2.3

Capitalization, Etc.

2.4

Company Reports and Financial Statements

2.5

Absence of Material Adverse Change

2.6

Real Property; Title to Assets

2.7

Proprietary Assets

2.8

Contracts

2.9

Liabilities; Fees, Costs and Expenses

2.10

Compliance with Legal Requirements

2.11

Governmental Authorizations

2.12

Tax Matters

2.13

Employee and Labor Matters; Benefit Plans

2.14

Environmental Matters

2.15

Legal Proceedings; Orders

2.16

Authority; Binding Nature of Agreement

2.17

Non-Contravention; Consents

2.18

Full Disclosure

2.19

Company Action.

2.20

Customers and Suppliers

2.21

Insurance

2.22

Interested Party Transactions

2.23

Brokers or Finders.

3.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

3.1

Due Organization; Subsidiaries; Etc.

3.2

Authority; Binding Nature of Agreement

3.3

Non-Contravention; Consents

3.4

Full Disclosure

3.5

Merger Consideration

4.

CERTAIN COVENANTS OF THE COMPANY AND PARENT

4.1

Access and Investigation

4.2

Operation of the Company

4.3

Notification; Updates to Disclosure Schedules

4.4

Company Shareholders’ Meeting

4.5

No Solicitation of Transactions.

5.

ADDITIONAL COVENANTS OF THE PARTIES

5.1

Additional Agreements

5.2

Regulatory Approvals

5.3

Public Announcements

5.4

Directors and Officers Indemnification and Insurance

6.

CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

6.1

Accuracy of Representations

6.2

Performance of Covenants

6.3

Agreements and Documents

6.4

No Governmental Litigation

6.5

No Other Litigation

6.6

Appraisal Rights

6.7

No Material Adverse Effect

6.8

Indebtedness

6.9

Payment of Expenses

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

7.1

Accuracy of Representations

7.2

Performance of Covenants

7.3

Documents

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY

8.1

Shareholder Approval

8.2

No Restraints

8.3

Consents

9.

TERMINATION

9.1

Termination Events

9.2

Termination Procedures

9.3

Effect of Termination

9.4

Fees and Expenses

10.

SURVIVAL OF CERTAIN PROVISIONS AFTER THE EFFECTIVE TIME

11.

MISCELLANEOUS PROVISIONS

11.1

Further Assurances

11.2

Attorneys’ Fees

11.3

Notices

11.4

Time of the Essence

11.5

Headings

11.6

Counterparts

11.7

Governing Law; Jurisdiction and Venue

11.8

Parties in Interest; Successors and Assigns

11.9

Remedies Cumulative; Specific Performance

11.10

Waiver

11.11

Amendments

11.12

Severability

11.13

Entire Agreement

11.14

Waiver of July Trail

11.15

Construction

Exhibits

Exhibit A

Certain Terms

Exhibit B

Certificate of Incorporation and Bylaws of Merger Sub

Exhibit C

Form of Shareholders Agreement

APPENDIX B

Opinion of CIBC World Markets

[LETTERHEAD OF CIBC WORLD MARKETS CORP.]

June 27, 2004

The Special Committee of the Board of Directors

Catalyst International, Inc.

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

Members of the Special Committee:

You have asked CIBC World Markets Corp. (“CIBC World Markets”) to render a written opinion (“Opinion”) to the Special Committee of the Board of Directors of Catalyst International, Inc. (“Catalyst”) as to the fairness, from a financial point of view, of the Merger Consideration (as defined below) to be received by holders of the common stock of Catalyst (other than those holders who also are holders of Catalyst’s outstanding and unpaid 12% Secured Promissory Notes and who enter into a Stockholders’ Agreement in connection with the Merger (as defined below) (the “Noteholders”)) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) to be entered into among ComVest Investment Partners II LLC (“ComVest”), CAT Acquisition Corp., a subsidiary of ComVest (“Merger Sub”), and Catalyst.  The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Catalyst (the “Merger”) pursuant to which each outstanding share of the common stock, par value $0.10 per share, of Catalyst (“Catalyst Common Stock”) will be converted into the right to receive $2.50 in cash (the “Merger Consideration”).

In arriving at our Opinion, we:

(a)

reviewed a draft dated June 25, 2004 of the Merger Agreement and certain related documents;

(b)

reviewed audited financial statements of Catalyst for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 and unaudited financial statements of Catalyst for the three months ended March 31, 2004;

(c)

reviewed financial forecasts and estimates relating to Catalyst which were provided to or discussed with us by the management of Catalyst;

(d)

held discussions with the senior management of Catalyst with respect to the business and prospects of Catalyst;

(e)

held discussions, at the direction of Catalyst, with selected third parties to solicit indications of interest in the possible acquisition of Catalyst;

(f)

reviewed and analyzed certain publicly available financial data for companies that we deemed generally comparable to Catalyst;

(g)

reviewed and analyzed certain publicly available information for transactions that we deemed relevant in evaluating the Merger;

(h)

reviewed the premiums paid, based on publicly available information, in transactions with transaction values comparable to the Merger; and

(i)

performed such other analyses and reviewed such other information as we deemed appropriate.

In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Catalyst and its employees, representatives and affiliates.  With respect to financial forecasts and estimates relating to Catalyst referred to above, we have assumed, at the direction of the management of Catalyst, without independent verification or investigation, that such forecasts and estimates were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of Catalyst as to the future financial condition and operating results of Catalyst.  We have assumed, with the consent of Catalyst, that the Merger will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Catalyst or the Merger.  In addition, representatives of Catalyst have advised us, and we therefore further have assumed, that the final terms of the Merger Agreement will not vary materially from those set forth in the draft reviewed by us.  We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Catalyst.  We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Catalyst.  We express no view as to, and our Opinion does not address, the underlying business decision of Catalyst to effect the Merger nor does our Opinion address the relative merits of the Merger as compared to any alternative business strategies that might exist for Catalyst or the effect of any other transaction in which Catalyst might engage.  Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof.  It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as financial advisor to Catalyst in connection with the Merger and to the Special Committee of the Board of Directors of Catalyst with respect to this Opinion and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger.  We also will receive a fee upon delivery of this Opinion.  We and our affiliates in the past have provided services to Catalyst unrelated to the proposed Merger, for which services we have received compensation.  In the ordinary course of business, CIBC World Markets and its affiliates may actively trade the securities of Catalyst and affiliates of ComVest for our and their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Based upon and subject to the foregoing, and such other factors as we deemed relevant, it is our opinion that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the holders of Catalyst Common Stock (other than the Noteholders).  This Opinion is for the use of the Special Committee of the Board of Directors of Catalyst in its evaluation of the Merger and does not constitute a recommendation as to how any stockholder should vote or act with respect to any matters relating to the Merger.

Very truly yours,

/S/ CIBC WORLD MARKETS CORP.

CIBC WORLD MARKETS CORP.

APPENDIX C

Section 262 of the Delaware General Corporation Law

(a)

Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section.  As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)

Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1)

Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2)

Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.

Shares of stock of the corporation surviving or resulting from such merger or. consolidation, or depository receipts in respect thereof;

b.

Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c.

Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d.

Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3)

In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)

Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation.  If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)

Appraisal rights shall be perfected as follows:

(1)

If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section.  Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares.  Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares.  A proxy or vote against the merger or consolidation shall not constitute such a demand.  A stockholder electing to take such action must do so by a separate written demand as herein provided.  Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)

If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation, before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section.  Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation.  Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares.  Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares.  If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection.  An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date.  If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)

Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders.  Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation.  Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares.  Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)

Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation.  If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list.  The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated.  Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable.  The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)

At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights.  The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)

After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.  In determining such fair value, the Court shall take into account all relevant factors.  In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding.  Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal.  Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)

The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto.  Interest may be simple or compound, as the Court may direct.  Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock.  The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)

The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances.  Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)

From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease.  Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)

The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

APPENDIX D

Financial Projections

The projections contained in this Appendix D were not prepared with a view to public disclosure or compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding forecasts or projections.  These projections are forward-looking statements and are based on expectations and assumptions at the time they were prepared by management.  The projections involve risks and uncertainties that could cause actual outcomes and results to differ materially from such expectations.  For a discussion of risks and uncertainties that may be relevant to Catalyst’s results, stockholders may refer to Catalyst’s filings with the SEC.  There can be no assurance that the assumptions and adjustments made in preparing the projections will prove accurate, or that the projections will be realized.  It is to be expected that there will be differences between actual and forecasted results, and actual results may be materially greater or less than those contained in the projections.  The inclusion of these projections in this proxy statement should not be regarded as an indication that Catalyst or ComVest, or their respective affiliates or representatives, considered or consider such data to be a reliable prediction of future events, and such data should not be relied upon as such.  None of Catalyst, ComVest or any of their respective affiliates or representatives has made or makes any representations to any person regarding the ultimate performance of Catalyst compared to the information contained in the projections, and none of them intends to provide any update or revision thereof.

Catalyst International, Inc.

Consolidated Income Statement

($ in thousands)	FY2003				FY2004E				Total	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	FY03	FY04E
	actual	*actual*	*actual*	*actual*	*actual*	*projected*	*projected*	*projected*	*actual*	*projected*
Revenue:										
License	$453	$1,174	$253	$972	$717	$1,225	$1,345	$1,325	$2,852	$4,612
Services	1,946	1,992	4,236	3,211	3,324	3,214	3,340	3,546	11,386	13,424
Maintenance	2,790	2,768	2,731	2,866	2,900	2,895	2,835	2,835	11,155	11,465
Hardware	1,092	796	1,808	1,880	1,911	1,935	2,350	2,675	5,576	8,871
Total revenue	6,280	6,732	9,028	8,928	8,852	9,269	9,870	10,381	30,968	38,372
Cost of sales:										
License	418	256	331	319	121	129	109	109	1,324	469
Services	1,804	1,775	2,384	2,348	2,386	2,453	2,469	2,438	8,311	9,745
Maintenance	999	886	790	865	816	829	825	818	3,539	3,289
Hardware	773	711	1,379	1,562	1,501	1,559	1,888	2,151	4,426	7,099
Total cost of sales	3,994	3,628	4,884	5,094	4,825	4,971	5,291	5,516	17,601	20,602
Gross profit:										
License	35	918	(78)	653	596	1,096	1,236	1,216	1,528	4,143
Services	142	218	1,852	862	938	761	872	1,108	3,075	3,679
Maintenance	1,791	1,883	1,941	2,001	2,084	2,066	2,010	2,017	7,616	8,177
Hardware	319	85	428	318	410	376	462	525	1,150	1,772
Total gross profit	2,286	3,104	4,144	3,835	4,027	4,298	4,579	4,866	13,367	17,770
Operating expenses:										
Sales & Marketing	2,119	2,086	2,280	2,227	2,119	2,027	2,026	2,017	8,712	8,188
Research & Development	1,038	828	840	771	876	941	922	922	3,477	3,661
General & Administrative (1)	1,026	1,139	1,124	1,211	1,230	1,203	1,192	1,184	4,500	4,809
Total operating expenses	4,183	4,052	4,245	4,209	4,225	4,171	4,141	4,123	16,689	16,659
Operating income	(1,897)	(949)	(101)	(375)	(198)	128	439	743	(3,322)	1,111
Other expense (income)	(27)	37	93	117	104	104	104	108	220	419
Income taxes	0	0	0	0	0	0	0	0	0	0
Adjusted net income (loss)	($1,870)	($986)	($194)	($492)	($301)	$24	$335	$635	($3,542)	$693
EBITDA	($1,230)	($312)	$542	$209	$177	$475	$754	$1,048	($790)	$2,454

(1) Excludes restructuring charges.

Preliminary Copies

CATALYST INTERNATIONAL, INC.

Special Meeting of Stockholders

Wednesday, September 1, 2004

10:00 A.M. Central Time

8989 North Deerwood Drive

Milwaukee, Wisconsin 53223

This proxy is solicited by the Board of Directors of Catalyst International, Inc. for use at the Special Meeting on September 1, 2004.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Item 1.

By signing the proxy, you revoke all prior proxies and appoint William G. Nelson and Mark T. Ehrmann and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the special meeting and all adjournments.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

—Please detach here—

The Board of Directors Recommends a Vote FOR Item 1.

1.

Proposal One: To approve and adopt the agreement and plan of merger dated as of June 28, 2004 by and among Catalyst International, Inc. (“Catalyst”), ComVest Investment Partners II LLC (“ComVest”) and CAT Acquisition Corp. in which Catalyst will become a subsidiary of ComVest and stockholders that do not properly assert appraisal rights will receive $2.50 in cash without interest:

o FOR	o AGAINST	o ABSTAIN

2.

In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1.

Dated:
Address Change? Mark Box o Indicate changes below:

Signature(s) in Box

Please sign exactly as your name(s) appear on proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.